ROCKY MOUNTAIN MINERAL LAW FOUNDATION

                           (Model Form 5A LLC / 1998)

                       Exploration, Development and Mining
                            Limited Liability Company

                         Part I     Members'  Agreement

                                     between
                Nevada Gold Exploration Solutions, LLC and Battle
                          Mountain Gold Exploration Inc

                          Part II Operating Agreement
                                       of
                                Pediment Gold LLC

                                TABLE OF CONTENTS

PART  I        MEMBERS' AGREEMENT--------------------------------------------13

ARTICLE  I     DEFINITIONS  AND  CROSS-REFERENCES                            13

1.1     Definitions----------------------------------------------------------13
1.2     Cross  References----------------------------------------------------13

ARTICLE  II     CERTAIN  MATTERS  CONCERNING  CONTRIBUTIONS  BY  MEMBERS     14

2.1 Certain Obligations of NGXS During Period of Its Initial Contributions--------------------------------------------------------14
2.2     Additional  Contributions--------------------------------------------14
2.3     Emergency  or  Unexpected  Expenditures------------------------------14

ARTICLE  III  REPRESENTATIONS AND  WARRANTIES; TITLE  TO ASSETS; INDEMNITIES 15

3.1     Representations  and  Warranties  of  the  Members-------------------15
3.2     Representations  and  Warranties  of  NGXS---------------------------15
3.3     Disclosures----------------------------------------------------------17
3.4     Loss  of  Title------------------------------------------------------17
3.5     Limitation  of  Liability--------------------------------------------18
3.6     Indemnification------------------------------------------------------18

ARTICLE  IV     INTERESTS  OF  MEMBERS                                       19

4.1     Continuing  Liabilities Upon Adjustments of Ownership Interests      19
4.2     Continuing  Obligations  and  Environmental  Liabilities-------------19
4.3     Grant  of  Lien  and  Security  Interest-----------------------------20
4.4     Subordination  of  Interests-----------------------------------------20

ARTICLE  V     RELATIONSHIP  OF  THE  MEMBERS                                20

5.1     Transfer  or  Termination  of  Rights--------------------------------20
5.2     Abandonment  and  Surrender  of  Properties--------------------------20
5.3     Supplemental  Business  Arrangement----------------------------------21
5.4     Implied  Covenants---------------------------------------------------21
5.5     No  Third  Party  Beneficiary  Rights--------------------------------21

ARTICLE  VI     ACQUISITIONS  WITHIN  AREA  OF  INTEREST                     21

6.1     General--------------------------------------------------------------21
6.2     Notice  to  Non-Acquiring  Member------------------------------------21
6.3     Option  Exercised----------------------------------------------------22
6.4     Option  Not  Exercised-----------------------------------------------22
6.5     Non-Compete  Covenants-----------------------------------------------22

ARTICLE  VII     DISPUTES                                                    22

7.1     Governing  Law-------------------------------------------------------22
7.2     Forum  Selection-----------------------------------------------------22
7.3     Arbitration----------------------------------------------------------23
7.4     Dispute  Resolution--------------------------------------------------23

ARTICLE  VIII     GENERAL  PROVISIONS                                        23

8.1     Notices--------------------------------------------------------------23
8.2     Gender---------------------------------------------------------------24
8.3     Currency-------------------------------------------------------------24
8.4     Headings-------------------------------------------------------------24
8.5     Waiver---------------------------------------------------------------24
8.6     Modification---------------------------------------------------------24
8.7     Force  Majeure-------------------------------------------------------24
8.8     Rule  Against  Perpetuities------------------------------------------25
8.9     Further  Assurances--------------------------------------------------25
8.10     Entire  Agreement;  Successors  and  Assigns------------------------25
8.11     Counterparts--------------------------------------------------------25

PART  II     OPERATING  AGREEMENT                                            28

ARTICLE  I     DEFINITIONS  AND  CROSS-REFERENCES                            28

1.1     Definitions----------------------------------------------------------28
1.2     Cross  References----------------------------------------------------28

ARTICLE  II     NAME,  PURPOSES  AND  TERM                                   28

2.1     Formation------------------------------------------------------------28
2.2     Name-----------------------------------------------------------------29
2.3     Purposes-------------------------------------------------------------29
2.4     Limitation-----------------------------------------------------------29
2.5     Term-----------------------------------------------------------------29
2.6     Resident  Agent;  Offices--------------------------------------------29

ARTICLE  III     CONTRIBUTIONS  BY  MEMBERS                                  30

3.1     Members'  Initial  Contributions-------------------------------------30
3.2     Failure  to  Make  Initial  Contribution-----------------------------31
3.3     Record  Title--------------------------------------------------------31

ARTICLE  IV     INTERESTS  OF  MEMBERS                                       31

4.1     Initial  Ownership  Interests----------------------------------------31
4.2     Changes  in  Ownership  Interests------------------------------------31
4.3     Admission  of  New  Members------------------------------------------32
4.4     Elimination  of  Minority  Interest----------------------------------32
4.5     Documentation  of  Adjustments  to  Ownership  Interests-------------33

ARTICLE  V     RELATIONSHIP  OF  THE  MEMBERS                                33

5.1     Limitation  on  Authority  of  Members-------------------------------33
5.2     Federal  Tax  Elections  and  Allocations----------------------------33
5.3     State  Income  Tax---------------------------------------------------34
5.4     Tax  Returns---------------------------------------------------------34
5.5     Other  Business  Opportunities---------------------------------------34
5.6     Waiver  of  Rights  to  Partition  or  Other Division of Assets------34
5.7     Bankruptcy  of  a  Member--------------------------------------------34
5.8     Implied  Covenants---------------------------------------------------34
5.9     No  Certificate------------------------------------------------------34
5.10    Disposition  of  Production------------------------------------------34
5.11    Limitation  of  Liability--------------------------------------------34
5.12    Indemnities----------------------------------------------------------35
5.13    No  Third  Party  Beneficiary  Rights--------------------------------35

ARTICLE  VI     REPRESENTATIONS  AND  WARRANTIES                             35

ARTICLE  VII     TRANSFER  OF  INTEREST;  PREEMPTIVE  RIGHT                  35

7.1     General--------------------------------------------------------------35
7.2     Limitations  on  Free  Transferability-------------------------------35
7.3     Preemptive  Right----------------------------------------------------37

ARTICLE  VIII     MANAGEMENT  COMMITTEE                                      38

8.1     Organization  and  Composition---------------------------------------38
8.2     Decisions------------------------------------------------------------38
8.3     Meetings-------------------------------------------------------------38
8.4     Action  Without  Meeting  in  Person---------------------------------39
8.5     Matters  Requiring  Approval-----------------------------------------39

ARTICLE  IX     MANAGER                                                      39

9.1     Appointment----------------------------------------------------------39
9.2     Powers  and  Duties  of  Manager-------------------------------------39
9.3     Standard  of  Care---------------------------------------------------44
9.4     Resignation;  Deemed  Offer  to  Resign------------------------------44
9.5     Payments  To  Manager------------------------------------------------45
9.6     Transactions  With  Affiliates---------------------------------------46
9.7     Activities  During  Deadlock-----------------------------------------46

ARTICLE  X     PROGRAMS  AND  BUDGETS                                        46

10.1     Initial  Program  and  Budget---------------------------------------46
10.2     Operations  Pursuant  to  Programs  and  Budgets--------------------46
10.3     Presentation  of  Programs  and  Budgets----------------------------46
10.4     Review  and  Adoption  of  Proposed  Programs  and  Budgets---------47
10.4     Review  and  Adoption  of  Proposed  Programs  and  Budgets---------47
10.6 Recalculation or Restoration of Reduced Interest Based on Actual Expenditures-------------------------------------------------------48

10.7     Pre-Feasibility  Study  Program  and  Budgets-----------------------49
10.8 Completion of Pre-Feasibility Studies and Selection of Approved Alternatives--------------------------------------------------------50
10.9     Programs  and  Budgets  for  Feasibility  Study---------------------52
10.10    Development  Programs  and  Budgets;  Project  Financing------------52
10.11    Expansion  or  Modification  Programs  and  Budgets-----------------53
10.12    Budget  Overruns;  Program  Changes---------------------------------53
10.13    Supplemental  Business  Arrangement---------------------------------53

ARTICLE  XI     ACCOUNTS  AND  SETTLEMENTS                                   53

11.1     Monthly  Statements-------------------------------------------------53
11.2     Cash  Calls---------------------------------------------------------53
11.3     Failure  to  Meet  Cash  Calls--------------------------------------54
11.4     Cover  Payment------------------------------------------------------54
11.5     Remedies------------------------------------------------------------54
11.6     Audits--------------------------------------------------------------57

ARTICLE  XII     PROPERTIES                                                  58

12.1 Royalties, Production Taxes and Other Payments Based on Production----------------------------------------------------------58
12.2     Abandonment  and  Surrender-----------------------------------------58

ARTICLE  XIII     CONFIDENTIALITY,  OWNERSHIP, USE AND DISCLOSURE OF
                  INFORMATION                                                58

13.1     Business  Information-----------------------------------------------58
13.2     Member  Information-------------------------------------------------58
13.3     Permitted  Disclosure  of  Confidential  Business  Information------59
13.4     Disclosure  Required  By  Law---------------------------------------59
13.5     Public  Announcements-----------------------------------------------60

ARTICLE  XIV     RESIGNATION  AND  DISSOLUTION                               60

14.1     Events  of  Dissolution---------------------------------------------60
14.2     Resignation---------------------------------------------------------60
14.3     Disposition  of  Assets  on  Dissolution----------------------------61
14.4     Filing  of  Certificate  of  Cancellation---------------------------61
14.5     Right  to  Data  After  Dissolution---------------------------------61
14.6     Continuing  Authority-----------------------------------------------61

ARTICLE  XV     DISPUTES                                                     61

15.1     Governing  Law------------------------------------------------------61
15.2     Forum  Selection----------------------------------------------------62
15.3     Arbitration---------------------------------------------------------62
15.4     Dispute  Resolution-------------------------------------------------62

ARTICLE  XVI     GENERAL  PROVISIONS                                         62

16.1     Notices-------------------------------------------------------------62
16.2     Gender--------------------------------------------------------------63
16.3     Currency------------------------------------------------------------63
16.4     Headings------------------------------------------------------------63
16.5     Waiver--------------------------------------------------------------63
16.6     Modification--------------------------------------------------------63
16.7     Force  Majeure------------------------------------------------------63
16.8     Rule  Against  Perpetuities-----------------------------------------64
16.9     Further  Assurances-------------------------------------------------64
16.10    Entire  Agreement;  Successors  and  Assigns------------------------64
16.11    Counterparts--------------------------------------------------------64

EXHIBIT  A     ASSETS  AND  AREA  OF  INTEREST                               66

1.1     Properties  and  Title  Exceptions-----------------------------------66
1.2     Area  of  Interest---------------------------------------------------66

EXHIBIT  B     ACCOUNTING  PROCEDURES                                        67

ARTICLE  I     GENERAL  PROVISIONS                                           67

1.1     General  Accounting  Records-----------------------------------------67
1.2     Cash  Management  Accounts-------------------------------------------67
1.3     Statements  and  Billings--------------------------------------------68

ARTICLE  II     CHARGES  TO  BUSINESS  ACCOUNT                               68

2.1 Property Acquisition Costs, Rentals, Royalties and Other Payments-------------------------------------------------------------68
2.2     Labor  and  Employee  Benefits---------------------------------------68
2.3     Materials,  Equipment  and  Supplies---------------------------------69
2.4     Equipment  and  Facilities  Furnished  by  Manager-------------------69
2.5     Transportation-------------------------------------------------------69
2.6     Contract  Services  and  Utilities-----------------------------------69
2.7     Insurance  Premiums--------------------------------------------------69
2.8     Damages  and  Losses-------------------------------------------------69
2.9     Legal  and  Regulatory  Expense--------------------------------------70
2.10    Audit----------------------------------------------------------------70
2.11    Taxes----------------------------------------------------------------70
2.12    Field  Supervision  and  Camp  Expenses------------------------------70
2.13    Administrative  Charge-----------------------------------------------70
2.14    Environmental  Compliance  Fund--------------------------------------72
2.15    Other  Expenditures--------------------------------------------------72

ARTICLE  III     BASIS  OF  CHARGES  TO  BUSINESS  ACCOUNT                   72

3.1     Purchases------------------------------------------------------------72
3.2     Material  Furnished  by  a  Member  for  Use  in  the  Business------72
3.3     Premium  Prices------------------------------------------------------73
3.4     Warranty  of  Material  Furnished  by  the  Manager  or Members------73

ARTICLE  IV     DISPOSAL  OF  MATERIAL                                       73

4.1     Disposition  Generally-----------------------------------------------73
4.2     Distribution  to  Members--------------------------------------------74
4.3     Sales----------------------------------------------------------------74

ARTICLE  V     INVENTORIES                                                   74

5.1     Periodic  Inventories,  Notice  and  Representations-----------------74
5.2     Reconciliation  and  Adjustment  of  Inventories---------------------74

EXHIBIT  C     TAX  MATTERS                                                  75

ARTICLE  I     EFFECT  OF  THIS  EXHIBIT                                     75

ARTICLE  II    TAX  MATTERS  PARTNER                                         75

2.1     Designation  of  Tax  Matters  Partner-------------------------------75
2.2     Notice---------------------------------------------------------------75
2.3     Inconsistent  Treatment  of  Tax  Item-------------------------------76
2.4     Extensions  of  Limitation  Periods----------------------------------76
2.5     Requests  for  Administrative  Adjustments---------------------------76
2.6     Judicial  Proceedings------------------------------------------------76
2.7     Settlements----------------------------------------------------------76
2.8     Fees  and  Expenses--------------------------------------------------76
2.9     Survival-------------------------------------------------------------77

ARTICLE  III     TAX  ELECTIONS  AND  ALLOCATIONS                            77

3.1     Company  Election----------------------------------------------------77
3.2     Tax  Elections-------------------------------------------------------77
3.3     Allocations  to  Members---------------------------------------------78
3.4     Regulatory  Allocations----------------------------------------------80
3.5     Curative  Allocations------------------------------------------------81
3.6     Tax  Allocations-----------------------------------------------------81

ARTICLE  IV     CAPITAL  ACCOUNTS;  LIQUIDATION                              82

4.1     Capital  Accounts----------------------------------------------------82
4.2     Liquidation----------------------------------------------------------84
4.3     Deemed  Terminations-------------------------------------------------85

ARTICLE  V     SALE  OR  ASSIGNMENT                                          85

EXHIBIT  D     DEFINITIONS                                                   86

EXHIBIT  E     NET  SMELTER  ROYALTY  CALCULATION                            92

ARTICLE  I     MEANING  OF  TERMS                                            92

1.1     Commercial  Production-----------------------------------------------92
1.2     Grantee--------------------------------------------------------------92
1.3     Grantor--------------------------------------------------------------92
1.4     Net  Smelter  Return-------------------------------------------------93
1.5     Ore------------------------------------------------------------------93
1.6     Production-----------------------------------------------------------93

ARTICLE  II     TERM                                                         93

ARTICLE  III     PRODUCTION  ROYALTY                                         94

3.1     Calculation  of  NSR-------------------------------------------------94
3.2     Insurance  Proceeds--------------------------------------------------94
3.3     Time  and  Manner;  In-Kind  or  Cash  Payment-----------------------94
3.4     Payment  Accounting;  Interim  Settlements;  Late  Charges-----------95
3.5     Hedging  Transactions;  Futures,  Options  and  Other  Trading-------95
3.6     Commingling----------------------------------------------------------95

ARTICLE  IV     BOOKS;  RECORDS;  INSPECTIONS;  CONFIDENTIALITY              96

4.1     Books----------------------------------------------------------------96
4.2     Reports--------------------------------------------------------------96
4.3     Inspections----------------------------------------------------------96
4.4     Investor  Tours------------------------------------------------------96
4.5     Confidentiality------------------------------------------------------97

ARTICLE  V     COMPLIANCE WITH LAWS, RECLAMATION, ENVIRONMENTAL
               IOBLIGATIONS AND INDEMNITIES----------------------------------97

5.1     Compliance  with  Laws-----------------------------------------------97
5.2     Reclamation,  Environmental  Obligations  and  Indemnities-----------97

ARTICLE  VI     STOCKPILING                                                  98

ARTICLE  VII    TAILINGS  AND  RESIDUE                                       98

ARTICLE  VIII   TITLE  MAINTENANCE, MAINTENANCE  AND TAXES,  ABANDONMENT,;
                CONVERSION  AND  EXCHANGE  RIGHTS                            98

8.1     Title  Maintenance  and  Taxes---------------------------------------98
8.2     Assessment  Work-----------------------------------------------------98
8.3     Abandonment----------------------------------------------------------99
8.4     Conversion  and  Exchange  Rights------------------------------------99

ARTICLE  IX     INSURANCE                                                    99

9.1     Workman's  Compensation  Insurance-----------------------------------99
9.2     General  Liability---------------------------------------------------99

ARTICLE  X     GENERAL  PROVISIONS                                          100

10.1     Arbitration--------------------------------------------------------100
10.2     Conflict-----------------------------------------------------------100
10.3     Additional  Documents----------------------------------------------100
10.4     Covenant  Running  With  Land;  Binding  Effect--------------------100
10.5     No  Partnership----------------------------------------------------100
10.6     Governing  Law-----------------------------------------------------100
10.7     Attorney  Fees-----------------------------------------------------100
10.8     Notices------------------------------------------------------------100
10.9     Time  of  Essence--------------------------------------------------100
10.10    Entire  Agreement--------------------------------------------------100

EXHIBIT  F     INSURANCE                                                    101

EXHIBIT  G     INITIAL  PROGRAM  AND  BUDGET                                102

EXHIBIT  H     PREEMPTIVE  RIGHTS                                           103

1.1     Preemptive  Rights--------------------------------------------------103
1.2     Exceptions  to  Preemptive  Right-----------------------------------103

EXHIBIT I SCHEDULE OF BMGE INITIAL CONTRIBUTIONS, OWNERSHIP INTEREST CALCULATIONS AND FAILURE TO MAKE CONTRIBUTIONS
               DILUTION SCHEDULE                                            105

1.1  Field  Examination  Stage----------------------------------------------105
1.2  Land  Acquisition  Stage-----------------------------------------------105
1.3  Dilution---------------------------------------------------------------105
1.4  Water  Plume  Definition  Stage----------------------------------------106
1.5  Water  Plume  Drilling  Stage------------------------------------------106
1.6  Discovery  Drilling  Stage---------------------------------------------106
1.7  Escrowed  Funds  Procedure---------------------------------------------106
1.8  Failure  to  Make  Contributions---------------------------------------107
1.9  Ownership  Interest  at  Completion  of  Program-----------------------107
1.10 Properties Identified, but Not Acquired by NGXS Program and Budget     107
1.11 Formation  of  PGL-----------------------------------------------------108
1.12 Right  to  Earn  Additional  Interest----------------------------------108
1.13 Non-Refundable  Pre-Payment  of  Initial  Contribution-----------------108

EXHIBIT  J     SCHEDULE  OF  BMGE  STOCK  GRANTED  TO  NGXS                 109

1.1  Delivery  Date  of  BMGE  Stock----------------------------------------109
1.2  Restrictions  on  BMGE  Stock------------------------------------------109
1.3  Representations  and  Warranties---------------------------------------109

EXHIBIT  K     NET  PROFITS  CALCULATION                                    110

ARTICLE  I     MEANING  OF  TERMS                                           110

1.1     Commercial  Production----------------------------------------------110
1.2     Grantee-------------------------------------------------------------110
1.3     Grantor-------------------------------------------------------------110
1.4     Net  Profit---------------------------------------------------------111
1.5     Ore-----------------------------------------------------------------112
1.6     Production----------------------------------------------------------112

ARTICLE  II     TERM                                                        112

ARTICLE  III     PRODUCTION  ROYALTY                                        113

3.1     Calculation  of  NPI------------------------------------------------113
3.2     Insurance  Proceeds-------------------------------------------------113
3.3     Time  and  Manner  of  Payment  of  NPI-----------------------------113
3.4     Payment  Accounting;  Interim  Settlements;  Late  Charges----------113
3.5     Hedging  Transactions;  Futures,  Options  and  Other  Trading------114
3.6     Commingling---------------------------------------------------------114

ARTICLE  IV     BOOKS;  RECORDS;  INSPECTIONS;  CONFIDENTIALITY             114

4.1     Books---------------------------------------------------------------114
4.2     Reports-------------------------------------------------------------115
4.3     Inspections---------------------------------------------------------115
4.4     Investor  Tours-----------------------------------------------------115
4.5     Confidentiality-----------------------------------------------------115

ARTICLE  V     COMPLIANCE WITH LAWS; RECLAMATION, ENVIRONMENTAL
               OBLIGATIONS, AND INDEMNITIES                                 116

5.1     Compliance  with  Laws----------------------------------------------116
5.2     Reclamation,  Environmental  Obligations,  and  Indemnities---------116

ARTICLE  VI     STOCKPILING                                                 116

ARTICLE  VII    TAILINGS  AND  RESIDUES                                     117

ARTICLE  VIII   TITLE MAINTENANCE AND TAXES; ASSESSMENT WORK; ABANDONMENT;
                CONVERSION  AND  EXCHANGE  RIGHTS                           117

8.1     Title  Maintenance  and  Taxes--------------------------------------117
8.2     Assessment  Work----------------------------------------------------117
8.3     Abandonment---------------------------------------------------------117
8.4     Conversion  and  Exchange  Rights-----------------------------------117

ARTICLE  IX     INSURANCE                                                   118

9.1     Workman's  Compensation  Insurance----------------------------------118
9.2     General  Liability--------------------------------------------------118

ARTICLE  X      GENERAL  PROVISIONS                                         118

10.1     Arbitration--------------------------------------------------------118
10.2     Conflict-----------------------------------------------------------118
10.3     Additional  Documents----------------------------------------------119
10.4     Covenant  Running  With  Land;  Binding  Effect--------------------119
10.5     No  Partnership----------------------------------------------------119
10.6     Governing  Law-----------------------------------------------------119
10.7     Attorney  Fees-----------------------------------------------------119
10.8     Notices------------------------------------------------------------119
10.9     Time  of  Essence--------------------------------------------------119
10.10    Entire  Agreement--------------------------------------------------119

EXHIBIT  L     GROSS  BULLION  ROYALTY  CALCULATION                         120

ARTICLE  I     MEANING  OF  TERMS.                                          120

1.1     Commercial  Production----------------------------------------------120
1.2     Grantee-------------------------------------------------------------120
1.3     Grantor-------------------------------------------------------------120
1.4     Gross  Bullion  Royalty---------------------------------------------121
1.5     Ore-----------------------------------------------------------------121
1.6     Production----------------------------------------------------------121

ARTICLE  II     TERM                                                        121

ARTICLE  III     PRODUCTION  ROYALTY                                        122

3.1     Calculation  of  GBR------------------------------------------------122
3.2     Insurance  Proceeds-------------------------------------------------122
3.3     Time  and  Manner;  In-Kind  or  Cash  Payment----------------------122
3.4     Payment  Accounting;  Interim  Settlements;  Late  Charges----------123
3.5     Hedging  Transactions;  Futures,  Options  and  Other  Trading------123
3.6     Commingling---------------------------------------------------------123

ARTICLE  IV     BOOKS;  RECORDS;  INSPECTIONS;  CONFIDENTIALITY             124

4.1     Books---------------------------------------------------------------124
4.2     Reports-------------------------------------------------------------124
4.3     Inspections---------------------------------------------------------124
4.4     Investor  Tours-----------------------------------------------------124
4.5     Confidentiality-----------------------------------------------------125

ARTICLE  V     COMPLIANCE WITH LAWS; RECLAMATION, ENVIRONMENTAL
               OBLIGATIONS, AND INDEMNITIES                                 125

5.1     Compliance  with  Laws----------------------------------------------125
5.2     Reclamation,  Environmental  Obligations,  and  Indemnities---------125

ARTICLE  VI     STOCKPILING                                                 126

ARTICLE  VII    TAILINGS  AND  RESIDUES                                     126

ARTICLE  VIII   TITLE  MAINTENANCE AND TAXES; ASSESSMENT WORK; ABANDONMENT;
                CONVERSION  AND  EXCHANGE  RIGHTS                           126

8.1     Title  Maintenance  and  Taxes--------------------------------------126
8.2     Assessment  Work----------------------------------------------------126
8.3     Abandonment---------------------------------------------------------127
8.4     Conversion  and  Exchange  Rights-----------------------------------127

ARTICLE  IX     INSURANCE                                                   127

9.1     Workman's  Compensation  Insurance----------------------------------127
9.2     General  Liability--------------------------------------------------127

ARTICLE  X      GENERAL  PROVISIONS                                         128

10.1     Arbitration--------------------------------------------------------128
10.2     Conflict-----------------------------------------------------------128
10.3     Additional  Documents----------------------------------------------128
10.4     Covenant  Running  With  Land;  Binding  Effect--------------------128
10.5     No  Partnership----------------------------------------------------128
10.6     Governing  Law-----------------------------------------------------128
10.7     Attorney  Fees-----------------------------------------------------128
10.8     Notices------------------------------------------------------------128
10.9     Time  of  Essence--------------------------------------------------128
10.10    Entire  Agreement---------------------------------- ---------------128

                            PART I MEMBERS' AGREEMENT

                                OF THE MEMBERS OF

                                PEDIMENT GOLD LLC


                       A NEVADA LIMITED LIABILITY COMPANY

     This  Members'  Agreement  (the  "Agreement")  is made as of June    , 2004
                                                                      ----
("Effective Date") between Battle Mountain Gold Exploration, Inc., a Nevada corporation ("BMGE"), the address of which is 1 East Liberty Street, Sixth Floor, Reno, Nevada, 89504 and Nevada Gold Exploration Solutions, LLC, a Nevada limited liability company ("NGXS"), the address of which is 101 Brownstone Drive, Reno, Nevada, 89512.

               RECITAL OF MEMBERS' AGREEMENT OF PEDIMENT GOLD LLC

A.   NGXS  owns  or  controls  certain  "INTELLECTUAL  PROPERTIES"  in  Nevada,
                                         -----------------------
     which  are  described  in  EXHIBIT  A.
                                ----------
B. BMGE wishes to participate with NGXS in the exploration, evaluation and, if justified, the development and mining of mineral resources within the Properties.
C. NGXS and BMGE wish to form and operate a limited liability company under the Nevada Limited Liability Company Act, under Chapter 86 of the Nevada Revised Statutes (the "ACT"), to own the Properties and conduct the
                               ---
     operations  thereon  contemplated  by RECITAL OF THE OPERATING AGREEMENT OF
                                           -------------------------------------
     PEDIMENT  GOLD  LLC.  The  name  of  the limited liability company shall be
     -------------------
     Pediment Gold LLC ("PGL") and its affairs shall be governed by that certain Operating Agreement ("OA") of Pediment Gold LLC, dated as of June ,
                                                                           ----
     2004.

     NOW THEREFORE, in consideration of the covenants and conditions contained herein, NGXS and BMGE agree as follows:

                 ARTICLE I     DEFINITIONS AND CROSS-REFERENCES

     1.1 DEFINITIONS. The terms defined herein shall have the defined meaning wherever used in this Agreement. Capitalized terms used but not defined in this Agreement shall have the meanings given thereto in the OA.

     1.2 CROSS REFERENCES. References to exhibits are to Exhibits of the OA. References to "Articles," "Sections" and "Subsections" refer to Articles, Sections and Subsections of this Agreement unless indicated otherwise. References to "Paragraphs" and "Subparagraphs" refer to paragraphs and subparagraphs of the referenced Exhibits.

       ARTICLE II     CERTAIN MATTERS CONCERNING CONTRIBUTIONS BY MEMBERS

     2.1  CERTAIN  OBLIGATIONS  OF  BMGE  DURING PERIOD OF ITS INITIAL
          CONTRIBUTIONS.

     (a)  During  the  period  when NGXS conducts Operations pursuant to SECTION
                                                                         -------
          3.1(C)  of  the  OA,  BMGE  shall  provide  for  accrual of reasonably
          -----
          anticipated Environmental Compliance expenses, which shall constitute Qualifying Expenses, and upon completion of its Initial Contribution, BMGE shall transfer any accrued but unexpended amounts to the Environmental Compliance Fund established under PARAGRAPH 2.14 OF
                                                               -----------------
          EXHIBIT  B.
          -----------

     (b)  In  the  event of resignation by BMGE pursuant to SUBSECTION 3.2(A) of
                                                            ----------------
          the OA, BMGE shall indemnify NGXS for any costs or losses related to contractual obligations of the Company to third parties for Operations existing at the time of such resignation. In addition, BMGE shall indemnify NGXS for BMGE's share of liabilities to third parties (regardless of whether such liabilities accrue before or after such resignation), including Environmental Liabilities, Continuing Obligations and Environmental Compliance, arising prior to BMGE's resignation from Operations conducted by BMGE, which responsibility shall be based on BMGE's initial Ownership Interest.

     (c)  In  the  event of resignation by BMGE pursuant to SUBSECTION 3.2(B) of
                                                            ----------------
          the OA, BMGE shall be obligated to fund Operations up to the amount of BMGE's agreed contribution to the then currently adopted Program and Budget Stage. In addition, BMGE shall indemnify NGXS for BMGE's share of liabilities to third parties (regardless of whether such liabilities accrue before or after such resignation), including Environmental Liabilities, Continuing Obligations and Environmental Compliance, arising out of Operations conducted by BMGE after the Effective Date and prior to its resignation. BMGE shall fund and satisfy one hundred percent (100%) of such liabilities only until it has contributed the full amount of its agreed contribution to the then currently adopted Program and Budget Stage.
     (d)  BMGE  shall deliver the shares of BMGE described in Exhibit J attached
                                                              ---------
          to  the  OA.

     2.2 ADDITIONAL CONTRIBUTIONS. At such time as BMGE has contributed the full amount of its Initial Contribution, the Members, subject to any election permitted by SUBSECTION 10.5(A) of the OA, shall be obligated to contribute
               -------------------
funds to the Company to fund adopted Programs and Budgets in proportion to their respective Ownership Interests Except as otherwise provided by EXHIBIT I.
                                                                      ----------

     2.3 EMERGENCY OR UNEXPECTED EXPENDITURES. In case of emergency, the Manager may take any reasonable action it deems necessary to protect life or property, to protect the Assets or to comply with Laws. The Manager may make reasonable expenditures on behalf of the Members for unexpected events that are beyond its reasonable control and that do not result from a breach by it of its standard of care. The Manager shall promptly notify the Members of the emergency or unexpected expenditure, and the Manager shall be reimbursed for all resulting costs by the Members in proportion to their respective Ownership Interests.

                  ARTICLE III  REPRESENTATIONS AND WARRANTIES;
                                TITLE TO ASSETS;
                                   INDEMNITIES

     3.1 REPRESENTATIONS AND WARRANTIES OF THE MEMBERS. As of the Effective Date, each Member warrants and represents to the other that:

     (a) BMGE is a corporation and NGXS is a limited liability company both duly organized and in good standing in its state of formation and is qualified to do business and is in good standing in those states where necessary in order to carry out the purposes of this Agreement;
     (b) it has the capacity to enter into and perform this Agreement and all transactions contemplated herein and that all corporate, board of directors, shareholder, surface and mineral rights owner, lessor, lessee and other actions and consents required to authorize it to enter into and perform this Agreement have been properly taken;
     (c) it will not breach any other agreement or arrangement by entering into or performing this Agreement;
     (d) it is not subject to any governmental order, judgment, decree, debarment, sanction or Laws that would preclude the permitting or implementation of Operations under this Agreement; and
     (e) this Agreement has been duly executed and delivered by it and is valid and binding upon it in accordance with its terms.

     3.2 REPRESENTATIONS AND WARRANTIES OF NGXS. As of the Effective Date, NGXS makes the following representations and warranties to BMGE:

     (a) With respect to those Properties NGXS owns in fee simple, if any, NGXS is in exclusive possession of and owns such Properties free and clear of all Encumbrances or defects in title except those specifically identified  in  PARAGRAPH  1.1  OF  EXHIBIT  A.
                          -------------------------------
     (b) With respect to those Properties in which NGXS holds an interest under leases or other contracts: (i) NGXS is in exclusive possession of such Properties;(ii) NGXS has not received any notice of default of any of the terms or provisions of such leases or other contracts; (iii) NGXS has the authority under such leases or other contracts to perform fully its obligations under this Agreement; (iv) to NGXS's knowledge, such leases and other contracts are valid and are in good standing;
          (v) NGXS has no knowledge of any act or omission or any condition on the Properties which could be considered or construed as a default under any such lease or other contract; and (vi) to NGXS's knowledge, such Properties are free and clear of all Encumbrances or defects in title except for those specifically identified in PARAGRAPH 1.1 OF
                                                               -----------------
          EXHIBIT  A.
          -----------

     (c) NGXS has delivered to or made available for inspection by BMGE all Existing Data in its possession or control, and true and correct copies of all leases or other contracts relating to the Properties.

     (d) With respect to unpatented mining claims and millsites located by NGXS that are included within the Properties, except as provided in PARAGRAPH 1.1 OF EXHIBIT A and subject to the paramount title of the
          ----------------------------
          United States: (i) the unpatented mining claims were properly laid out and monumented; (ii) all required location and validation work was properly performed; (iii) location notices and certificates were properly recorded and filed with appropriate governmental agencies;
          (iv) all assessment work required to hold the unpatented mining claims has been performed and all Governmental Fees have been paid in a manner consistent with that required of the Manager pursuant to SUBSECTION 9.2(K) of the OA in order to maintain those claims through
          -----------------
          the assessment year ending September 1, 2004; (v) all affidavits of assessment work, evidence of payment of Governmental Fees, and other filings required to maintain the claims in good standing have been properly and timely recorded or filed with appropriate governmental agencies; (vi) the claims are free and clear of Encumbrances or defects in title; and (vii) NGXS has no knowledge of conflicting mining claims. Nothing in this Subsection, however, shall be deemed to be a representation or a warranty that any of the unpatented mining claims contains a valuable mineral deposit.

     (e) With respect to unpatented mining claims and millsites not located by NGXS but which are included within the Properties, except as provided in PARAGRAPH 1.1 OF EXHIBIT A and subject to the paramount title of
             -----------------------------
          the United States: (i) all assessment work required to hold the unpatented mining claims has been performed and all Governmental Fees have been paid in a manner consistent with that required of the Manager pursuant to SUBSECTION 9.2(K) of the OA in order to maintain
                                ----------------
          those  claims  through  the  assessment year ending September 1, 2004;
          (ii) all affidavits of assessment work, evidence of payment of Governmental Fees, and other filings required to maintain the claims in good standing have been properly and timely recorded or filed with appropriate governmental agencies; (iii) the claims are free and clear of Encumbrances or defects in title; and (iv) NGXS has no knowledge of conflicting mining claims. Nothing in this Subsection, however, shall be deemed to be a representation or a warranty that any of the unpatented mining claims contains a valuable discovery of minerals.

     (f) With respect to the Properties, to NGXS's knowledge, there are no pending or threatened actions, suits, claims or proceedings, and there have been no previous transactions affecting its interests in the Properties which have not been for fair consideration.

     (g) Except as to matters otherwise disclosed in writing to BMGE prior to the Effective Date, (i) to NGXS's knowledge, the conditions existing on or with respect to the Properties and its ownership and operation of the Properties are not in violation of any Laws (including without limitation any Environmental Laws) nor causing or permitting any damage (including Environmental Damage, as defined below) or impairment to the health, safety, or enjoyment of any person at or on the Properties or in the general vicinity of the Properties; (ii) to NGXS's knowledge, there have been no past violations by it or by any of its predecessors in title of any Environmental Laws or other Laws affecting or pertaining to the Properties, nor any past creation of damage or threatened damage to the air, soil, surface waters, groundwater, flora, fauna, or other natural resources on, about or in the general vicinity of the Properties ("ENVIRONMENTAL DAMAGE"); and
          (iii) NGXS has not received inquiry from or notice of a pending investigation from any governmental agency or of any administrative or judicial proceeding concerning the violation of any Laws.

     The representations and warranties set forth above shall survive the execution and delivery of any documents of Transfer provided under this Agreement. For a representation or warranty made to a Member's "knowledge," the term "KNOWLEDGE" shall mean actual knowledge on the part of the officers, employees, and agents of the representing Member or of facts that would reasonably lead to the indicated conclusions.

     3.3 DISCLOSURES. Each of the Members represents and warrants that it is unaware of any material facts or circumstances that have not been disclosed in this Agreement or the OA which should be disclosed to the other Member in order to prevent the representations and warranties in this Article or ARTICLE VI of
                                                                   ----------
the OA from being materially misleading. NGXS has disclosed to BMGE all information it believes to be relevant concerning the Assets and has provided to or made available for inspection by BMGE all such information, but does not make any representation or warranty, express or implied, as to the accuracy or completeness of the information (except as provided in SECTION 3.2) or as to the
                                                       ------------
boundaries or value of the Assets. Each Member represents to the other that in negotiating and entering into this Agreement and the OA it has relied solely on its own appraisals and estimates as to the value of the Assets and upon its own geologic and engineering interpretations related thereto.

     3.4 LOSS OF TITLE. Any failure or loss of title to the Assets, and all costs of defending title, shall be charged to the Business Account, except that in the event of costs or losses arising out of or resulting from any breach of the representations and warranties of NGXS or BMGE as to title, the breaching Member shall indemnify the non-breaching Member for such costs and losses.

     3.5 LIMITATION OF LIABILITY. The Members shall not be required to make any contribution to the capital of the Company except as otherwise provided in this Agreement, nor shall the Members in their capacity as Members or Manager be bound by, or liable for, any debt, liability or obligation of the Company whether arising in contract, tort, or otherwise. The foregoing shall not limit any obligation of a Member to indemnify the other Member as expressly provided by this Agreement. The Members shall be under no obligation to restore a deficit Capital Account upon the dissolution of the Company or the liquidation of any of their Ownership Interests. Any obligation herein to contribute capital to the Company may be compromised by the Members, including by payments by an obligated Member directly to the other Member.

     3.6  INDEMNIFICATION.

(a) Each Member shall indemnify the other Member, its directors, officers, employees, agents and attorneys, and Affiliates (collectively "INDEMNIFIED PARTY") from and against the entire amount of any Material Loss. A "MATERIAL LOSS" shall mean all direct and indirect costs, expenses, damages or liabilities, including attorneys' fees and other costs of litigation (either threatened or pending) arising out of or based on a breach by a Member ("INDEMNIFYING PARTY") of any representation, warranty or covenant contained in this Agreement or the OA, including without limitation: (i) any action taken for or obligation or responsibility assumed on behalf of the Company or another Member by a Member or any of its directors, officers, employees, agents and attorneys, or Affiliates, in violation of
     SECTION 5.1 of the OA; (ii) failure of a Member or its Affiliates to comply
     -----------
     with  the  non-compete or Area of Interest provisions of ARTICLE VI hereof;
                                                              ----------
     (iii) any Transfer that causes termination of the tax partnership established by SECTION 5.2 of the OA, against which the transferring Member
                    -----------
     shall  indemnify  the  non-transferring  Member  as  provided in SUBSECTION
                                                                      ----------
     7.2(E)  of  the OA and ARTICLE V OF EXHIBIT C; and (iv) failure of a Member
     ------                 ----------------------
     or  its Affiliates to comply with the preemptive right under SECTION 7.3 of
                                                                  -----------
     the  OA and EXHIBIT H. A Material Loss shall not be deemed to have occurred
                 ---------
     until an Indemnified Party incurs losses, costs, damages or liabilities in excess of ten thousand Dollars ($10,000) relating to breaches of warranties, representations and covenants contained in this Agreement and the OA, in the aggregate. NGXS's aggregate liability to all Indemnified Parties under this Section for breaches of the representations in SUBSECTION 3.2(G) hereof shall not, however, exceed one thousand Dollars
     ------------------
     ($1,000).

(b) If any claim or demand is asserted against an Indemnified Party in respect of which such Indemnified Party may be entitled to indemnification under this Agreement, written notice of such claim or demand shall promptly be given to the Indemnifying Party. The Indemnifying Party shall have the right, but not the obligation, by notifying the Indemnified Party within thirty (30) days after its receipt of the notice of the claim or demand, to assume the entire control of (subject to the right of the Indemnified Party to participate, at the Indemnified Party's expense and with counsel of the Indemnified Party's choice), the defense, compromise, or settlement of the matter, including, at the Indemnifying Party's expense, employment of counsel of the Indemnifying Party's choice. Any damages to the assets or business of the Indemnified Party caused by a failure by the Indemnifying Party to defend, compromise, or settle a claim or demand in a reasonable and expeditious manner requested by the Indemnified Party, after the Indemnifying Party has given notice that it will assume control of the defense, compromise, or settlement of the matter, shall be included in the damages for which the Indemnifying Party shall be obligated to indemnify the Indemnified Party. Any settlement or compromise of a matter by the Indemnifying Party shall include a full release of claims against the Indemnified Party which have arisen out of the indemnified claim or demand.

                       ARTICLE IV     INTERESTS OF MEMBERS

     4.1 CONTINUING LIABILITIES UPON ADJUSTMENTS OF OWNERSHIP INTERESTS. Any reduction or elimination of either Member's Ownership Interest under SECTION 4.2
                                                                     -----------
of the OA shall not relieve such Member of its share of any liability, including, without limitation, Continuing Obligations, Environmental Liabilities and Environmental Compliance, whether arising, before or after such reduction or elimination, out of acts or omissions occurring or conditions existing prior to the Effective Date, or out of Operations conducted during the term of this
Agreement but prior to such reduction or elimination, regardless of when any funds may be expended to satisfy such liability. For purposes of this Section, such Member's share of such liability shall be equal to its Ownership Interest at the time the act or omission giving rise to the liability occurred, after first taking into account any prior reduction, readjustment and restoration of Ownership Interests under SECTIONS 4.4, 10.5, 10.6 and 11.5 of the OA (or, as to
                          ---------------------------------
such liability arising out of acts or omissions occurring or conditions existing prior to the Effective Date, equal to such Member's initial Ownership Interest). Should the cumulative cost of satisfying Continuing Obligations be in excess of cumulative amounts accrued or otherwise charged to the Environmental Compliance Fund as described in PARAGRAPH 2.14 OF EXHIBIT B, each of the Members shall be
                       ---------------------------
liable for its proportionate share (i.e., Ownership Interest at the time of the act or omission giving rise to such liability occurred), after first taking into account any reduction, readjustment and restoration of Ownership Interests under SECTIONS 4.4, 10.5, 10.6 and 11.5 of the OA, of the cost of satisfying such
--------------------------------------
Continuing Obligations, notwithstanding that either Member has previously resigned from the Company or that its Ownership Interest has been reduced or converted to an interest in "NET PROCEEDS" pursuant to SUBSECTION 4.4(A) of the
                              ------------              -----------------
OA.

     4.2 CONTINUING OBLIGATIONS AND ENVIRONMENTAL LIABILITIES. On dissolution of the Company under SECTION 14.1 of the OA, each Member shall remain liable for
                     ------------
its respective share of liabilities to third parties (whether such arises before or after such dissolution), including Environmental Liabilities and Continuing Obligations. In the event of the resignation of a Member pursuant to SECTION
14.2 of the OA, the resigning Member's share of such liabilities shall be equal to its Ownership Interest at the time such liability was incurred, after first taking into account any reduction, readjustment, and restoration of Ownership Interests under SECTIONS 4.4, 10.5, 10.6 and 11.5 of the OA (or, as to
                  --------------------------------------
liabilities  arising  prior  to  the  Effective  Date,  its  initial  Ownership
Interest).

     4.3  GRANT  OF  LIEN  AND  SECURITY  INTEREST.

     (a) Subject to SECTION 4.4 hereof, each Member grants to the other Member a lien upon and a security interest in its Ownership Interest, including all of its right, title and interest in the Assets, whenever acquired or arising, and the proceeds from and accessions to the foregoing.

     (b)  The  liens  and security interests granted by SUBSECTION 4.3(A) hereof
                                                        ----------------
          shall secure every obligation or liability of the Member granting such lien or security interest to the other Member created under this Agreement or the OA, including the obligation to repay a Cover Payment in accordance with SECTION 11.4 of the OA. Each Member hereby agrees
                               ------------
          to take all action necessary to perfect such lien and security interest and hereby appoints the other Member its attorney-in-fact to execute, file and record all financing statements and other documents necessary to perfect or maintain such lien and security interest.

     4.4 SUBORDINATION OF INTERESTS. Each Member shall, from time to time, take all necessary actions, including execution of appropriate agreements, to pledge and subordinate its Ownership Interest, any liens it may hold which are created under this Agreement other than those created pursuant to SECTION 4.3 hereof,
                                                             -----------
and any other right or interest it holds with respect to the Company and the Assets (other than any statutory lien of the Manager) to any secured borrowings for Operations approved by the Management Committee, including any secured borrowings relating to Project Financing, and any modifications or renewals thereof.

                    ARTICLE V     RELATIONSHIP OF THE MEMBERS

     5.1 TRANSFER OR TERMINATION OF RIGHTS. Neither Member shall Transfer all or any part of its rights or obligations under this Agreement, except in conjunction with a transfer or termination of the Member's Ownership Interest permitted by the OA. Any such permitted assignment shall be subject to the consent requirements of SECTION 7.2 of the OA. Nothing in this SECTION 5.1
                           ------------
requires that a Member's rights and obligations under this Agreement be assigned in connection with the transfer of its Ownership Interest.

     5.2 ABANDONMENT AND SURRENDER OF PROPERTIES. The Member that desires to abandon or surrender all or part of the Properties pursuant to SECTION 12.2 of
                                                                 ------------
the OA shall remain liable to the other Member for its share (determined by its Ownership Interest as of the date of such abandonment, after first taking into account any reduction, readjustment, and restoration of Ownership Interests under SECTIONS 4.4, 10.5, 10.6 and 11.5 of the OA) of any liability with respect to such Properties, including, without limitation, Continuing Obligations, Environmental Liabilities and Environmental Compliance, whether accruing before or after such abandonment, arising out of activities prior to the Effective Date and out of Operations conducted prior to the date of such abandonment, regardless of when any funds may be expended to satisfy such liability.

     5.3 SUPPLEMENTAL BUSINESS ARRANGEMENT. The Members hereby agree that in the event of a Supplemental Business Arrangement pursuant to SECTION 10.13 of the OA, this Agreement shall apply mutatis mutandis to such business in the same manner as to the OA.

     5.4 IMPLIED COVENANTS. There are no implied covenants contained in this Agreement other than those of good faith and fair dealing.

     5.5 NO THIRD PARTY BENEFICIARY RIGHTS. This Agreement shall be construed to benefit the Members and their respective successors and assigns only, and shall not be construed to create third party beneficiary rights in any other party, expressly including the Company, or in any governmental organization or agency, except to the extent required to permit indemnification of a non-Member's Indemnified Party pursuant to SUBSECTION 3.6(A) hereof.

               ARTICLE VI     ACQUISITIONS WITHIN AREA OF INTEREST

     6.1 GENERAL. Any interest or right to acquire any interest in real property or water rights related thereto within the Area of Interest either acquired or proposed to be acquired during the term of this Agreement by or on behalf of either Member ("ACQUIRING MEMBER") or any Affiliate of such Member shall be subject to the terms and provisions of this Agreement and the OA. BMGE and NGXS and their respective Affiliates for their separate account shall be free to acquire lands and interests in lands outside the Area of Interest and to locate mining claims outside the Area of Interest. Failure of any Affiliate of either Member to comply with this Article shall be a breach by such Member of this Agreement.

     6.2 NOTICE TO NON-ACQUIRING MEMBER. Within thirty (30) days after the acquisition or proposed acquisition, as the case may be, of any interest or the right to acquire any interest in real property or water rights wholly or partially within the Area of Interest (except real property acquired by the Manager pursuant to a Program), the Acquiring Member shall notify the other Member of such acquisition by it or its Affiliate; provided that if the acquisition of any interest or right to acquire any interest pertains to real property or water rights partially within the Area of Interest, then all such real property (i.e., the part within the Area of Interest and the part outside the Area of Interest) shall be subject to this Article. The Acquiring Member's notice shall describe in detail the acquisition, the acquiring party if that party is an Affiliate, the lands and minerals covered thereby, any water rights related thereto, the cost thereof, and the reasons why the Acquiring Member believes that the acquisition (or proposed acquisition) of the interest is in the best interests of the Members under this Agreement. In addition to such notice, the Acquiring Member shall make any and all information concerning the relevant interest available for inspection by the other Member.

     6.3 OPTION EXERCISED. Within thirty (30) days after receiving the Acquiring Member's notice, the other Member may notify the Acquiring Member of its election to accept a proportionate interest in the acquired interest equal to its Ownership Interest. Promptly upon such notice, the Acquiring Member shall convey or cause its Affiliate to convey to the Members in proportion to their respective Ownership Interests or to the Company (as agreed by the Members), by special warranty deed all of the Acquiring Member's (or its Affiliate's) interest in such acquired interest, free and clear of all Encumbrances arising by, through or under the Acquiring Member (or its Affiliate) other than those to which both Members have agreed. Immediately upon such notice, the acquired interest either shall be subject to a Supplemental Business Arrangement, or if conveyed to the Company, shall become a part of the Properties for all purposes of this Agreement and the OA. The other Member shall promptly pay to the Acquiring Member its proportionate share of the latter's actual out-of-pocket acquisition costs.

     6.4 OPTION NOT EXERCISED. If the other Member does not give such notice within the thirty (30) day period set forth in SECTION 6.3 hereof, it shall have no interest in the acquired interests, and the acquired interests shall not be a part of the Assets or continue to be subject to this Agreement or the OA.

     6.5  NON-COMPETE  COVENANTS.  Neither  a  Member  that  resigns pursuant to
SECTION  14.2 of the OA, or is deemed to have resigned pursuant to SECTIONS 3.2,
4.4 or 11.5 of the OA, nor any Affiliate of such a Member, shall directly or indirectly acquire any interest or right to explore or mine, or both, on any property any part of which is within the Area of Interest for sixty (60) months after the effective date of resignation. If a resigning Member, or the Affiliate of a resigning Member, breaches this Section, such Member shall be obligated to offer to convey to the non-resigning Member, without cost, any such property or interest so acquired (or ensure its Affiliate offers to convey the property or interest to the non-resigning Member, if the acquiring party is the resigning Member's Affiliate). Such offer shall be made in writing and can be accepted by the non-resigning Member at any time within ten (10) days after the offer is received by such non-resigning Member. Failure of a Member's Affiliate to comply with this Section shall be a breach by such Member of this Agreement.

                            ARTICLE VII     DISPUTES

     7.1 GOVERNING LAW. Except for matters of title to the Properties or their Transfer, which shall be governed by the law of their situs, this Agreement shall be governed by and interpreted in accordance with the laws of the State of Nevada, without regard for any conflict of laws or choice of laws principles that would permit or require the application of the laws of any other jurisdiction.

     7.2  FORUM  SELECTION. The parties submit to the jurisdiction of the Second
Judicial Court of the State of Nevada, Washoe County, Nevada, and the United States District Court for the District of Nevada. The parties waive any objections to the jurisdiction of such courts and venue of any actions or proceedings in such courts arising from or relating to this Agreement.

     7.3 ARBITRATION. All disputes arising from or relating to this Agreement, including any dispute concerning the enforcement or construction of this Agreement, shall be decided and determined by arbitration in accordance with the provision of Chapter 30 of the Nevada Revised Statutes and, as applicable, the Commercial Arbitration Rules of the American Arbitration Association. The arbitration shall be administered by and conducted before a single arbitrator who must be an independent attorney licensed to practice law or an independent geologist or mining engineer who is recognized as having experience and knowledge of mining contract law and mining industry customs and practices. No person having a prior or existing attorney-client, business or family relationship with any of the parties or their principals shall be qualified to act as an arbitrator. The arbitration shall be held in Reno, Nevada.

     7.4 DISPUTE RESOLUTION. All disputes arising under or in connection with this Agreement which cannot be resolved by agreement between the Members shall be resolved in accordance with applicable Law. If any legal action or other proceeding is brought for the enforcement of this Agreement, or because of an alleged dispute, breach, default, or misrepresentation in connection with any of the provisions of this Agreement, the successful or substantially prevailing Member shall be entitled to recover reasonable attorneys' fees and other costs incurred in that action or proceeding, in addition to any other relief to which it or they may be entitled.

                       ARTICLE VIII     GENERAL PROVISIONS

     8.1 NOTICES. All notices, payments and other required or permitted communications ("Notices") to either Member shall be in writing, and shall be addressed respectively as follows:

     If  to  BMGE:
              Attention:            James  E.  Mckay
              Mailing  Address:     One  East  Liberty,  Sixth  Floor
                                    Reno,  Nevada  89504
              Telephone:            775-686-6081
              Facsimile:            775-686-6066
              E-Mail:               jmckay@mckay.reno.nv.us
              With  a  Copy  to:    Mark  D.  Kucher
              Mailing  Address:     One  East  Liberty,  Sixth  Floor
                                    Reno,  Nevada  89504
              E-Mail:               kucher@earthlink.net

     If  to  NGXS:

              Attention:            Kenneth  N.  Tullar
              Mailing  Address:     101  Brownstone  Drive
                                    Reno,  Nevada  89512
              Telephone:            775-359-7722
              Facsimile:            775-359-7722
              E-Mail:               NVAuX@aol.com
              With  a  Copy  to:    Wade  A.  Hodges
              Mailing  Address:     14370  Riata  Circle
                                    Reno,  Nevada  89511-5702
              E-Mail:               WAHodges@aol.com

     All Notices shall be given (a) by personal delivery to the Member; (b) by electronic communication, capable of producing a printed transmission, (c) by registered or certified mail return receipt requested; or (d) by overnight or other express courier service. All Notices shall be effective and shall be deemed given on the date of receipt at the principal address if received during normal business hours, and, if not received during normal business hours, on the next business day following receipt, or if by electronic communication, on the date of such communication. Either Member may change its address by Notice to the other Member.

     8.2 GENDER. The singular shall include the plural, and the plural the singular wherever the context so requires, and the masculine, the feminine, and the neuter genders shall be mutually inclusive.

     8.3 CURRENCY. All references to "dollars" or "$" herein shall mean lawful currency of the United States of America.

     8.4 HEADINGS. The subject headings of the Sections and Subsections of this Agreement and the Paragraphs and Subparagraphs of the Exhibits to this Agreement are included for purposes of convenience only, and shall not affect the construction or interpretation of any of its provisions.

     8.5 WAIVER. The failure of either Member to insist on the strict performance of any provision of this Agreement or to exercise any right, power or remedy upon a breach hereof shall not constitute a waiver of any provision of this Agreement or limit such Member's right thereafter to enforce any provision or exercise any right.

     8.6 MODIFICATION. No modification of this Agreement shall be valid unless made in writing and duly executed by both Members.

     8.7 FORCE MAJEURE. Except for the obligation to make payments when due hereunder, the obligations of a Member shall be suspended to the extent and for the period that performance is prevented by any cause, whether foreseeable or unforeseeable, beyond its reasonable control, including, without limitation, labor disputes (however arising and whether or not employee demands are reasonable or within the power of the Member to grant); acts of God; Laws, instructions or requests of any government or governmental entity; judgments or orders of any court; inability to obtain on reasonably acceptable terms any public or private license, permit or other authorization; curtailment or suspension of activities to remedy or avoid an actual or alleged, present or prospective violation of Environmental Laws; action or inaction by any federal, state or local agency that delays or prevents the issuance or granting of any approval or authorization required to conduct Operations beyond the reasonable expectations of the Member seeking the approval or authorization (including, without limitation, a failure to complete any review and analysis required by the National Environmental Policy Act or any similar state law within two (2) months of initiation of that process); acts of war or conditions arising out of or attributable to war, whether declared or undeclared; riot, civil strife, insurrection or rebellion; fire, explosion, earthquake, storm, flood, sink holes, drought or other adverse weather condition; delay or failure by suppliers or transporters of materials, parts, supplies, services or equipment or by contractors' or subcontractors' shortage of, or inability to obtain, labor, transportation, materials, machinery, equipment, supplies, utilities or services; accidents; breakdown of equipment, machinery or facilities; actions by native rights groups, environmental groups, or other similar special interest groups; or any other cause whether similar or dissimilar to the foregoing. The affected Member shall promptly give notice to the other Member of the suspension of performance, stating therein the nature of the suspension, the reasons therefore, and the expected duration thereof. The affected Member shall resume performance as soon as reasonably possible. During the period of suspension the obligations of both Members to advance funds pursuant to ARTICLE II hereof shall be reduced to levels consistent with then current Operations.

     8.8 RULE AGAINST PERPETUITIES. The Members do not intend that there shall be any violation of the Rule Against Perpetuities, the Rule Against Unreasonable Restraints on the Alienation of Property, or any similar rule. Accordingly, if any right or option to acquire any interest in the Properties, in an Ownership Interest, in the Assets, or in any real property exists under this Agreement, such right or option must be exercised, if at all, so as to vest such interest within time periods permitted by applicable rules. If, however, any such violation should inadvertently occur, the Members hereby agree that a court shall reform that provision in such a way as to approximate most closely the intent of the Members within the limits permissible under such rules.

     8.9 FURTHER ASSURANCES. Each of the Members shall take, from time to time and without additional consideration, such further actions and execute such additional instruments as may be reasonably necessary or convenient to implement and carry out the intent and purpose of this Agreement or as may be reasonably required by lenders in connection with Project Financing.

     8.10 ENTIRE AGREEMENT; SUCCESSORS AND ASSIGNS. This Agreement contains the entire understanding of the Members and supersedes all prior agreements and understandings between the Members relating to the subject matter hereof;
provided that nothing in this SECTION 8.10 modifies or affects the OA and the Members' obligations there under. This Agreement shall be binding upon and inure to the benefit of the respective successors and permitted assigns of the Members.

     8.11 COUNTERPARTS. This Agreement may be executed in any number of counterparts, and it shall not be necessary that the signatures of both Members be contained on any counterpart. Each counterpart shall be deemed an original, but all counterparts together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the Effective Date.

     BMGE
     By: /s/ Mark D. Kucher
         --------------------------------
     Name:               Mark D. Kucher
     Title:              President and Chief Executive Officer

     NGXS
     By: /s/ Kenneth N. Tullar
         --------------------------------
     Name:               Kenneth  N.  Tullar
     Title:              President

                      ROCKY MOUNTAIN MINERAL LAW FOUNDATION
                           (Model Form 5A LLC / 1998)

                       Exploration, Development and Mining
                            Limited Liability Company

                                     Part II
                               Operating Agreement
                                       of
                                PEDIMENT GOLD LLC
                       A Nevada Limited Liability Company

                         PART II     OPERATING AGREEMENT

                                       OF
                                PEDIMENT GOLD LLC

                       A NEVADA LIMITED LIABILITY COMPANY

     This Limited Liability Company Operating Agreement is made as of June     ,
                                                                           ----
2004 ("Effective Date") between Battle Mountain Gold Exploration Inc. ("BMGE"), a Nevada corporation, the address of which is 6th Floor, 1 East Liberty Street, Reno, Nevada, 89504 and Nevada Gold Exploration Solutions, LLC ("NGXS"), a Nevada Limited Liability Company, the address of which is 101 Brownstone Dr., Reno, NV 89512.

           RECITAL OF OPERATING ARGEEMENT OF BATTLE MOUNTAIN GOLD  LLC

A. NGXS also controls certain intellectual property in Nevada, which is described in EXHIBIT A and defined in EXHIBIT D.
                    ----------                    ----------
B. BMGE wishes to participate with NGXS in the exploration, evaluation and, if justified, the development and mining of mineral resources using the "INTELLECTUAL PROPERTIES".
      ------------------------
C. NGXS and BMGE wish to form and operate a limited liability company under the Nevada Limited Liability Company Act, under Chapter 86 of the Nevada Revised Statutes (the "ACT"), to utilize on an exclusive basis and conduct
                             ---
     the  operations  thereon  contemplated  by  SECTION  2.3.
                                                 -------------
     NOW THEREFORE, in consideration of the covenants and conditions contained herein, NGXS and BMGE agree as follows:

                 ARTICLE I     DEFINITIONS AND CROSS-REFERENCES

     1.1 DEFINITIONS. The terms defined in EXHIBIT D and elsewhere herein shall have the defined meaning wherever used in this Agreement, including in Exhibits.

     1.2 CROSS REFERENCES. References to "Exhibits," "Articles," "Sections" and "Subsections" refer to Exhibits, Articles, Sections and Subsections of this Agreement. References to "Paragraphs" and "Subparagraphs" refer to paragraphs and subparagraphs of the referenced Exhibits.

                     ARTICLE II     NAME, PURPOSES AND TERM

     2.1  FORMATION.  The  Company has been duly organized pursuant to the "ACT"
and  the  provisions  of this Agreement as a Nevada limited liability company by the  filing  of  its  Articles  of Organization (as defined in the "ACT") in the
                                                                    ----
Office  of  the  Secretary of the State of Nevada effective as of the June     ,
                                                                           ----
2004.

     2.2 NAME. The name of the Company is "PEDIMENT GOLD LLC" ("PGL") and such other name or names complying with the "ACT" as the Manager shall determine. The Manager shall accomplish any filings or registrations required by jurisdictions in which the Company conducts its Business.

     2.3 PURPOSES. The Company is formed for the following purposes and for no others, and shall serve as the exclusive means by which each of the Members accomplishes such purposes:

     (a)  To  conduct  Exploration  within  the  Area  of  Interest,

     (b) To acquire additional real property and other interests within the Area of Interest,

     (c) To evaluate the possible Development and Mining of the Properties, and, if justified, to engage in Development and Mining,

     (d)  To  engage  in  Operations  on  the  Properties,

     (e)  To  engage  in  marketing  Products,

     (f) To complete and satisfy all Environmental Compliance obligations and Continuing Obligations affecting the Properties, and

     (g) To perform any other activity necessary, appropriate, or incidental to any of the foregoing.

     2.4 LIMITATION. Unless the Members otherwise agree in writing, the Business of the Company shall be limited to the purposes described in SECTION
                                                                         -------
2.3,  and nothing in this Agreement shall be construed to enlarge such purposes.
----

     2.5 TERM. The term of the Company shall begin on the Effective Date and shall continue for twenty (20) years from the Effective Date and for so long thereafter as Products are produced from the Properties on a continuous basis, and thereafter until all materials, supplies, equipment and infrastructure have been salvaged and disposed of, and any required Environmental Compliance is completed and accepted, unless the Company is earlier terminated as herein provided. For purposes hereof, Products shall be deemed to be produced from the Properties on a "continuous basis" so long as production in commercial quantities is not halted for more than one hundred and eighty (180) consecutive days.

     2.6 RESIDENT AGENT; OFFICES. The name of the Company's Resident Agent in the State of Nevada is James E. McKay or such other person as the Manager may select in compliance with the "ACT" from time to time. The registered office of
                                ---
the Company in the State of Nevada shall be located at 6th Floor, 1 East Liberty Street, Reno, Nevada, 89504 or at any other place within the State of Nevada which the Manager shall select. The principal office of the Company shall be at any other location, which the Manager shall select.

                    ARTICLE III     CONTRIBUTIONS BY MEMBERS

     3.1     MEMBERS'  INITIAL  CONTRIBUTIONS.

(a) NGXS, as its Initial Contribution, hereby contributes the Assets described in EXHIBIT A to the capital of the Company.
         ----------

(b)  Subject  to  BMGE's right of resignation as set forth in SECTION 3.2, BMGE,
                                                              -----------
     as  its Initial Contribution, shall fund Operations under SUBSECTION 3.1(C)
                                                               -----------------
     and  in accordance with EXHIBIT G and EXHIBIT I totaling three million, two
                             ---------     ---------
     hundred and fifty thousand Dollars ($3,250,000). In determining whether such funding obligation has been met, only costs that are properly chargeable to the Business Account under EXHIBIT B shall be included
                                                    ----------
     ("QUALIFYING EXPENSES"); provided, however, BMGE shall not be entitled to an Administrative Charge as provided by PARAGRAPH 2.13 OF EXHIBIT B during
                                              ---------------------------
     the time it is making Qualifying Expenses. Upon completion of such funding, this amount shall be credited to BMGE's Equity Account.

(c)  Subject  only  to  the provisions of SECTION 10.1, until BMGE has completed
                                          ------------
     its Initial Contribution, the Members, the Management Committee and the Manager hereby delegate to NGXS the sole right to determine the nature, timing, scope, extent and method of all Operations without any obligation to hold meetings of the Management Committee, to prepare Programs and Budgets for review, comment or approval by BMGE, or to obtain the approval or consent of BMGE or the Management Committee. In conducting such Operations, NGXS shall be entitled, but shall not be obligated, to exercise any of the applicable powers of the Manager in SECTION 9.2, except that
                                                        -----------
     until BMGE has completed its Initial Contribution it shall not be entitled or required to perform the activities described in SUBSECTIONS 9.2(G), (I),
                                                        ------------------  ---
     (L),  (T)  and  (U)  that would otherwise require consent of the Management
     ---   ---       ---
     Committee. Prior to completion of BMGE's Initial Contribution, NGXS, in lieu of any reporting requirements under this Agreement, shall: (i) keep BMGE generally informed concerning all material Operations and other material activities affecting the Properties; (ii) within ten (10) days after the end of each Approved Budget, furnish to BMGE a reasonably detailed written report of all Operations conducted on or for the benefit of the Properties during the preceding period; (iii) make available for inspection and copying by BMGE all factual and interpretive reports, studies and analyses concerning the Properties, and make all core and other samples available for inspection by BMGE; and (iv) on or before a date ten days (10) after each Approved Program, submit to BMGE a statement of Qualifying Expenses incurred during the preceding period. NGXS makes no representation or warranty, express or implied, as to the accuracy or completeness of the data and information provided to BMGE in accordance with (i) through (iv) above.

(d) BMGE shall provide NGXS with written notice of any exceptions it may have to the statement of Qualifying Expenses submitted to it as provided above within ten (10) days after receipt of the statement. Failure to provide such notice within the ten (10) day period shall constitute acceptance by BMGE of the stated Qualifying Expenses.

     3.2  FAILURE  TO  MAKE  INITIAL  CONTRIBUTION.

(a) BMGE's failure to make its Initial Contribution in accordance with the provisions of this Article and except as otherwise provided in EXHIBIT I, if not cured within twenty (20) days after notice by NGXS of such default, shall be deemed to be a resignation of BMGE from the Company, the termination of its membership in the Company and a transfer of its Ownership Interest and Capital Account to NGXS. Subject to SUBSECTION 3.2(B) below, BMGE's resignation shall be effective upon such failure. Upon such event, BMGE shall have no further right, title or interest in the Company or the Assets and it shall take such actions as are necessary to ensure that all Assets are free and clear of any Encumbrances arising by, through or under it, except for such Encumbrances to which the Members may have agreed.

(b) Notwithstanding SUBSECTION 3.2(A) above, in the event BMGE, within ten (10) days after the Effective Date, determines that conditions may exist on the Properties which may, in BMGE's judgment, result in violation of Environmental Laws, BMGE shall have the right to resign from the Company by giving written notice to NGXS of such resignation. BMGE's resignation shall be effective upon receipt by NGXS of such notice. Such resignation shall relieve BMGE of its responsibility to fund and satisfy BMGE's share of liabilities to third parties (regardless of whether such liabilities accrue before or after such resignation), including Environmental Liabilities, Continuing Obligations and Environmental Compliance. Except as otherwise expressly provided herein, BMGE's resignation shall relieve BMGE from any other obligation to make contributions hereunder.

     3.3  RECORD  TITLE.  Title  to  the  Assets  shall  be held by the Company.

                       ARTICLE IV     INTERESTS OF MEMBERS

     4.1 INITIAL OWNERSHIP INTERESTS. As provided by EXHIBIT I, BMGE must expend $1,165,000 in order to earn a 50% interest in PGL and that before that event, its interest is not vested. After that event the Members shall have  the  following  initial  Ownership  Interests:
         NGXS          50%
         BMGE          50%

     4.2 CHANGES IN OWNERSHIP INTERESTS. Except as otherwise provided in EXHIBIT
                                                                       --------
I,  the  Ownership  Interests  shall  be  eliminated  or  changed  as  follows:
--

(a)  Upon  resignation  or  deemed resignation as provided in SECTIONS 3.2, 4.4,
                                                              ------------  ----
     and  ARTICLE  XIV;
          -------------

(b)  Upon  an  election  by either Member pursuant to SECTION 10.5 to contribute
                                                      ------------
     less to an adopted Program and Budget Stage than the percentage equal to its Ownership Interest, or to contribute nothing to an adopted Program and Budget Stage;

(c) In the event of default by either Member in making its agreed-upon contribution to an adopted Program and Budget Stage, followed by an election by the other Member to invoke any of the remedies in SECTION 11.5;
                                                                   -------------

(d) Upon Transfer by either Member of part or all of its Ownership Interest in accordance with ARTICLE VII;
                       -------------

(e) Upon acquisition by either Member of part or all of the Ownership Interest of the other Member, however arising; or

(f)  Upon  BMGE  contributing  as  per  EXHIBIT  I.
                                        -----------

     4.3 ADMISSION OF NEW MEMBERS. Except in the event of a transfer permitted pursuant to ARTICLE VII, a new member may be admitted only with the unanimous
              ------------
written  approval  of  the  Members.

     4.4  ELIMINATION  OF  MINORITY  INTEREST.

(a) A Reduced Member whose Recalculated Ownership Interest becomes less than twenty five percent (25%) shall be deemed to have withdrawn from the Company and shall relinquish its entire Ownership Interest free and clear of any Encumbrances arising by, through or under the Reduced Member, except any such Encumbrances listed in PARAGRAPH 1.1 OF EXHIBIT A or to which the
                                      --------------------------
     Members have agreed. Such relinquished Ownership Interest shall be deemed to have accrued automatically to the other Member. The Reduced Member's Capital Account shall be transferred to the remaining Member. The Reduced Member shall have the right to receive a one and a quarter percent (1.25%) Net Smelter Royalty, if any, as of the effective date of the resignation. Upon receipt of such amount, the Reduced Member shall thereafter have no further right, title, or interesting the Assets, in the Company or under this Agreement, and the tax partnership established by EXHIBIT C shall
                                                                 ---------
     dissolve pursuant to PARAGRAPH 4.2 OF EXHIBIT C. In such event, the Reduced
                          --------------------------
     Member shall execute and deliver an appropriate conveyance of any right, title and interest the Reduced Member may have in the Assets to the remaining Member.

(b) The relinquishment, resignation and entitlements for which this Section provides shall be effective as of the effective date of the recalculation under SECTIONS 10.5 or 11.5. However, if the final adjustment provided
            --------------      ----
     under  SECTION  10.6  for any recalculation under SECTION 10.5 results in a
            -------------                              ------------
     Recalculated Ownership Interest of twenty five percent (25%) or more: (i) the Recalculated Ownership Interest shall be deemed, effective retroactively as of the first day of the Program Period, to have automatically revested; (ii) the Reduced Member shall be reinstated as a Member, with all of the rights and obligations pertaining thereto; (iii) the right to Net Smelter Royalty under SUBSECTION 4.4(A) shall terminate;
                                              ----------------
     and (iv) the Manager, on behalf of the Members, shall make any necessary reimbursements, reallocations of Products, contributions and other adjustments as provided in SUBSECTION 10.6(D). Similarly, if such final
                                    -----------------
     adjustment  under SECTION 10.6 results in a Recalculated Ownership Interest
                       ------------
     for either Member of less than twenty five percent (25%) for a Program Period as to which the provisional calculation under SECTION 10.5 had not
                                                            ------------
     resulted in an Ownership Interest of less than twenty five percent (25%), then such Member, at its election within thirty (30) days after notice of the final adjustment, may contribute an amount resulting in a revised final adjustment and resultant Recalculated Participating Interest of twenty five percent (25%). If no such election is made, such Member shall be deemed to have withdrawn under the terms of SUBSECTION 4.4(A) as of the beginning of
                                        ----------------
     such Program Period, and the Manager, on behalf of the Members, shall make any necessary reimbursements, reallocations of Products, contributions and other adjustments as provided in SUBSECTION 10.6(D), including of any Net
                                        -----------------
     Smelter  Royalty  to  which  such  Member  may be entitled for such Program
     Period.

     4.5 DOCUMENTATION OF ADJUSTMENTS TO OWNERSHIP INTERESTS. Each Member's Ownership Interest and related Equity Account balance shall be shown in the accounting records of the Company, and any adjustments thereto, including any reduction, readjustment, and restoration of Ownership Interests under SECTIONS
                                                                        --------
4.4,  10.5,  10.6  and  11.5,  shall  be  made  monthly. The Schedule of Members
----------------------------
attached  hereto  shall  be  amended  from time to time to reflect such changes.

                    ARTICLE V     RELATIONSHIP OF THE MEMBERS

     5.1 LIMITATION ON AUTHORITY OF MEMBERS. No Member is an agent of the Company solely by virtue of being a Member, and no Member has authority to act for the Company solely by virtue of being a Member. This SECTION 5.1 supersedes any authority granted to the Members pursuant to the Act. Any Member that takes any action or binds the Company in violation of this SECTION 5.1 shall be solely responsible for any loss and expense incurred by the Company as a result of the unauthorized action and shall indemnify and hold the Company harmless with respect to the loss or expense.

     5.2 FEDERAL TAX ELECTIONS AND ALLOCATIONS. The Company shall be treated as a partnership for federal income tax purposes, and no Member shall take any action to alter such treatment.

     5.3 STATE INCOME TAX. To the extent permissible under applicable law, the relationship of the Members shall be treated for state income tax purposes in the same manner as it is for federal income tax purposes.

     5.4 TAX RETURNS. After approval of the Management Committee, any tax returns or other required tax forms shall be filed in accordance with EXHIBIT C.
                                                                      ---------

     5.5 OTHER BUSINESS OPPORTUNITIES. Each Member shall have the right to engage in and receive full benefits from any independent business activities or operations, whether or not competitive with the Company, without consulting with, or obligation to, the other Member or the Company. The doctrines of "corporate opportunity" or "business opportunity" shall not be applied to the Business nor to any other activity or operation of any Member. No Member shall have any obligation to the Company or any other Member with respect to any opportunity to acquire any property outside the Area of Interest at any time, or within the Area of Interest after the termination of the Company. Unless otherwise agreed in writing, neither the Manager nor any Member shall have any obligation to mill, beneficiate or otherwise treat any Products in any facility owned or controlled by the Manager or such Member.

     5.6 WAIVER OF RIGHTS TO PARTITION OR OTHER DIVISION OF ASSETS. The Members hereby waive and release all rights of partition, or of sale in lieu thereof, or other division of Assets, including any such rights provided by Law.

     5.7 BANKRUPTCY OF A MEMBER. A Member shall cease to have any power as a Member or Manager or any voting rights or rights of approval hereunder upon bankruptcy, insolvency, dissolution or assignment for the benefit of creditors of such Member, and its successor upon the occurrence of any such event shall have only the rights, powers and privileges of a transferee enumerated in
SECTION  7.2,  and  shall be liable for all obligations of the Member under this
------------
Agreement. In no event, however, shall a personal representative or successor become a substitute Member unless the requirements of SECTION 7.2 are satisfied.
                                                      -----------

     5.8 IMPLIED COVENANTS. There are no implied covenants contained in this Agreement other than those of good faith and fair dealing.

     5.9 NO CERTIFICATE. The Company shall not issue certificates representing Ownership Interests in the Company.

     5.10 DISPOSITION OF PRODUCTION. Neither Member shall have any obligation to account to the other Member for, nor have any interest or right of participation in any profits or proceeds nor have any obligation to share in any losses from, futures contracts, forward sales, trading in puts, calls, options or any similar hedging, price protection or marketing mechanism employed by a Member with respect to its proportionate share of any Products produced or to be produced from the Properties.

     5.11 LIMITATION OF LIABILITY. The Members shall not be required to make any contribution to the capital of the Company except as otherwise provided in this Agreement, nor shall the Members in their capacity as Members or Manager be bound by, or liable for, any debt, liability or obligation of the Company whether arising in contract, tort, or otherwise, except as expressly provided by this Agreement. The Members shall be under no obligation to restore a deficit Capital Account upon the dissolution of the Company or the liquidation of any of their Ownership Interests.

     5.12 INDEMNITIES. The Company may, and shall have the power to, indemnify and hold harmless any Member or Manager or other person from and against any and all claims and demands whatsoever arising from or related to the Business, the Company or a Member's membership in the Company. 5.13 NO THIRD PARTY BENEFICIARY RIGHTS. This Agreement shall be construed to benefit the Members and their respective successors and assigns only, and shall not be construed to create third party beneficiary rights in any other party or in any governmental organization or agency.

                  ARTICLE VI     REPRESENTATIONS AND WARRANTIES

     As of the Effective Date, each Member warrants and represents to the other that:

(a) It is a corporation or a Limited Liability company duly organized and in good standing in its state of incorporation and is qualified to do business and is in good standing in those states where necessary in order to carry out the purposes of this Agreement;

(b) It has the capacity to enter into and perform this Agreement and all transactions contemplated herein and that all corporate, board of directors, shareholder, surface and mineral rights owner, lessor, lessee and other actions and consents required to authorize it to enter into and perform this Agreement have been properly taken or obtained;

(c) It will not breach any other agreement or arrangement by entering into or performing this Agreement;

(d) It is not subject to any governmental order, judgment, decree, debarment, sanction or Laws that would preclude the permitting or implementation of Operations under this Agreement; and

(e) This Agreement has been duly executed and delivered by it and is valid and binding upon it in accordance with its terms.

             ARTICLE VII     TRANSFER OF INTEREST; PREEMPTIVE RIGHT

     7.1 GENERAL. A Member shall have the right to Transfer to a third party its Ownership Interest, or any beneficial interest therein, solely as provided in this Article VII.

     7.2 LIMITATIONS ON FREE TRANSFERABILITY. Any Transfer by either Member under SECTION 7.1 shall be subject to the following limitations:

(a) Neither Member shall Transfer any beneficial interest in the Company (including, but not limited to, any royalty, profits, or other interest in the Products) except in conjunction with the Transfer of part or all of its Ownership Interest;

(b) No transferee of all or any part of a Member's Ownership Interest shall have the rights of a Member unless and until the transferring Member has provided to the other Member notice of the Transfer, and, except as provided in SUBSECTIONS 7.2(F) and 7.2(G), the transferee, as of the
                 -------------------       ------
     effective date of the Transfer, has committed in writing to assume and be bound by this Agreement to the same extent as the transferring Member;

(c) Neither Member, without the consent of the other Member, shall make a Transfer that shall violate any Law, or result in the cancellation of any permits, licenses, or other similar authorization;

(d) No Transfer permitted by this Article shall relieve the transferring Member of any liability of such transferring Member under this Agreement, whether accruing before or after such Transfer;

(e) Any Member that makes a Transfer that shall cause termination of the tax partnership established by SECTION 5.2 shall indemnify the other Member
                                   ------------
     for, from and against any and all loss, cost, expense, damage, liability or claim therefore arising from the Transfer, including without limitation any increase in taxes, interest and penalties or decrease in credits caused by such termination and any tax on indemnification proceeds received by the indemnified Member.

(f) In the event of a Transfer of less than all of an Ownership Interest, the transferring Member and its transferee shall act and be treated as one Member under this Agreement; provided however, that in order for such Transfer to be effective, the transferring Member and its transferee must first: (i) agree, as between themselves, that one of them is authorized to act as the sole agent ("AGENT") on their behalf with respect to all matters pertaining to this Agreement and the Company; and (ii) notify the other Member of the designation of the Agent, and in such notice warrant and represent to the other Member that: (A) the Agent has the sole authority to act on behalf of, and to bind, the transferring Member and its transferee with respect to all matters pertaining to this Agreement and the Company;
     (B) the other Member may rely on all decisions of, notices and other communications from, and failures to respond by, the Agent, as if given (or not given) by the transferring Member and its transferee; and (C) all decisions of, notices and other communications from, and failures to respond by, the other Member to the Agent shall be deemed to have been given (or not given) to the transferring Member and its transferee. The transferring Member and its transferee may change the Agent (but such replacement must be one of them) by giving notice to the other Member, which notice must conform to SUBSECTION 7.2(F)(II) .
                                       ----------------------

(g) If the Transfer is the grant of an Encumbrance on an Ownership Interest to secure a loan or other indebtedness of either Member in a bona fide transaction, other than a transaction approved unanimously by the Management Committee or Project Financing approved by the Management Committee, such Encumbrance shall be granted only in connection with such Member's financing payment or performance of that Member's obligations under this Agreement and shall be subject to the terms of this Agreement and the rights and interests of the other Member hereunder. Any such Encumbrance shall be further subject to the condition that the holder of such Encumbrance ("CHARGEE") first enters into a written agreement with the other Member in form satisfactory to the other Member, acting reasonably, binding upon the Chargee, to the effect that: (i) the Chargee shall not enter into possession or institute any proceedings for foreclosure or partition of the encumbering Member's Ownership Interest and that such Encumbrance shall be subject to the provisions of this Agreement; (ii) the Chargee's remedies under the Encumbrance shall be limited to the sale of the whole (but only of the whole) of the encumbering Member's Ownership Interest to the other Member, or, failing such a sale, at a public auction to be held at least sixty (60) days after prior notice to the other Member, such sale to be subject to the purchaser entering into a written agreement with the other Member whereby such purchaser assumes all obligations of the encumbering Member under the terms of this Agreement. The price of any preemptive sale to the other Member shall be the remaining principal amount of the loan plus accrued interest and related expenses, and such preemptive sale shall occur within sixty (60) days of the Chargee's notice to the other Member of its intent to sell the encumbering Member's Ownership Interest. Failure of a sale to the other Member to close by the end of such period, unless failure is caused by the encumbering Member or by the Chargee, shall permit the Chargee to sell the encumbering Member's
     Ownership Interest at a public sale; and (iii) the charge shall be subordinate to any then-existing debt, including Project Financing previously approved by the Management Committee, encumbering the transferring Member's Ownership Interest.

     7.3 Preemptive Right. Any Transfer by either Member under Section 7.1 and any Transfer by an Affiliate in Control of either Member shall be subject to a preemptive right of the other Member to the extent provided in Exhibit H. Failure of a Member's Affiliate to comply with this Section and Exhibit H shall be a breach by such Member of this Agreement. The preemptive right does not apply  to  NGXS's  Net  Profits  Interest,  Net Smelter Return, or Gross Bullion
Royalty  described  in  SECTION  1.9  OF  EXHIBIT  I, if NGSX has elected not to
                        ----------------------------
continue  as  a  participating  Member.

                      ARTICLE VIII     MANAGEMENT COMMITTEE

     8.1 ORGANIZATION AND COMPOSITION. The Members hereby establish a Management Committee to determine overall policies, objectives, procedures, methods and actions under this Agreement. The Management Committee shall consist of two (2) members appointed by BMGE and two (2) members appointed by NGXS. Each Member may appoint one or more alternates to act in the absence of a regular member. Any alternate so acting shall be deemed a Member. Appointments by a Member shall be made or changed by notice to the other Members. BMGE shall designate one of its Members to serve as the chair of the Management Committee.

     8.2 DECISIONS. Before BMGE has completed its contribution of $1,165,000 to earn a 50% interest according to PARAGRAPHS 1.1 AND 1.2 OF EXHIBIT I, NGXS shall
                                 -----------------------------------
determine the decisions of the Management Committee. After BMGE has completed its contribution of $1,165,000 to earn a 50% interest according to PARAGRAPHS
                                                                      ----------
1.1  AND  1.2  OF EXHIBIT I, each Member acting through its appointed members in
---------------------------
attendance at the meeting, shall have two votes each and both parties acknowledge that the possibility of a dispute exists that would invoke ARTICLE
                                                                         -------
XV  to  resolve.  After  BMGE  has  expended  $3,250,000  to earn a 70% interest
--
according  to  PARAGRAPHS  1.1 AND 1.2 OF EXHIBIT I, each Member, acting through
               ------------------------------------
its appointed member(s) in attendance at the meeting, shall have the votes on the Management Committee in proportion to its Ownership Interest. After BMGE has expended $3,250,000, the vote of the Member with an Ownership Interest over fifty (50%) shall determine the decisions of the Management Committee.

     8.3  MEETINGS.

(a) After BMGE has completed its Initial Contribution, the Management Committee shall hold regular meetings at least quarterly in Reno, Nevada, or at other agreed places. The Manager shall give ten (10) days notice to the Members of such meetings. Additionally, either Member may call a special meeting upon seven (7) days notice to the other Member. In case of an emergency, reasonable notice of a special meeting shall suffice. There shall be a quorum if at least one member of the Management Committee representing each Member is present; provided, however, that if a Member fails to attend two consecutive properly called meetings, then a quorum shall exist at the second meeting if the other Member is represented by at least one appointed member, and a vote of such Member shall be considered the vote required for the purposes of the conduct of all business properly noticed even if such vote would otherwise require unanimity.

(b) If business cannot be conducted at a regular or special meeting due to the lack of a quorum, either Member may call the next meeting upon seven (7) days notice to the other Member.

(c) Each notice of a meeting shall include an itemized agenda prepared by the Manager in the case of a regular meeting or by the Member calling the meeting in the case of a special meeting, but any matters may be considered if either Member adds the matter to the agenda at least five (5) days before the meeting or with the consent of the other Member. The Manager shall prepare minutes of all meetings and shall distribute copies of such minutes to the other Member within ten (10) days after the meeting. Either Member may electronically record the proceedings of a meeting with the consent of the other Member. The other Member shall sign and return or object to the minutes prepared by the Manager within thirty (30) days after receipt, and failure to do either shall be deemed acceptance of the minutes as prepared by the Manager. The minutes, when signed or deemed accepted by both Members, shall be the official record of the decisions made by the Management Committee. Decisions made at a Management Committee meeting shall be implemented in accordance with adopted Programs and Budgets. If a Member timely objects to minutes proposed by the Manager, the members of the Management Committee shall seek, for a period not to exceed thirty (30) days from receipt by the Manager of notice of the objections, to agree upon minutes acceptable to both Members. If the Management Committee does not reach agreement on the minutes of the meeting within such thirty (30) day period, the minutes of the meeting as prepared by the Manager together with the other Member's proposed changes shall collectively constitute the record of the meeting. If personnel employed in Operations are required to attend a Management Committee meeting, reasonable costs incurred in connection with such attendance shall be charged to the Business Account. All other costs shall be paid by the Members individually.

     8.4 ACTION WITHOUT MEETING IN PERSON. In lieu of meetings in person, the Management Committee may conduct meetings by telephone or videoconference, so long as minutes of such meetings are prepared in accordance with SUBSECTION
                                                                      ----------
8.3(C).  The Management Committee may also take actions in writing signed by all
-----
members  of  the  Management  Committee.

     8.5 MATTERS REQUIRING APPROVAL. Except as provided in SUBSECTION 3.1(C) and
                                                           -----------------
as  otherwise  delegated to the Manager in SECTION 9.2, the Management Committee
                                           -----------
shall have exclusive authority to determine all matters related to overall policies, objectives, procedures, methods and actions under this Agreement.

                             ARTICLE IX     MANAGER

     9.1 APPOINTMENT. The Members hereby appoint NGXS as the Manager with overall management responsibility for Operations. NGXS hereby agrees to serve until it resigns as provided in SECTION 9.4.
                                      ------------

     9.2 POWERS AND DUTIES OF MANAGER. Subject to the terms and provisions of this Agreement, the Manager shall have the following powers and duties, which shall be discharged in accordance with adopted Programs and Budgets.

(a) The Manager shall manage, direct and control Operations, and shall prepare and present to the Management Committee proposed Programs and Budgets as provided in ARTICLE X.
                   -----------

(b) The Manager shall implement the decisions of the Management Committee, shall make all expenditures necessary to carry out adopted Programs, and shall promptly advise the Management Committee if it lacks sufficient funds to carry out its responsibilities under this Agreement.

(c) The Manager shall use reasonable efforts to: (i) purchase or otherwise acquire all material, supplies, equipment, water, utility and transportation services required for Operations, such purchases and acquisitions to be made to the extent reasonably possible on the best terms available, taking into account all of the circumstances; (ii) obtain such customary warranties and guarantees as are available in connection with such purchases and acquisitions; and (iii) keep the Assets free and clear of all Encumbrances, except any such Encumbrances listed in PARAGRAPH 1.1
                                                                   -------------
     OF EXHIBIT A and those existing at the time of, or created concurrent with,
     ------------
     the acquisition of such Assets, or mechanic's or material men's liens (which shall be contested, released or discharged in a diligent matter) or Encumbrances specifically approved by the Management Committee.

(d) The Manager shall conduct such title examinations of the Properties and cure such title defects pertaining to the Properties as may be advisable in its reasonable judgment.

(e) The Manager shall: (i) make or arrange for all payments required by leases, licenses, permits, contracts and other agreements related to the Assets;
     (ii) pay all taxes, assessments and like charges on Operations and Assets except taxes determined or measured by a Member's sales revenue or net income and taxes, including production taxes, attributable to a Member's share of Products, and shall otherwise promptly pay and discharge expenses incurred in Operations; provided, however, that if authorized by the Management Committee, the Manager shall have the right to contest (in the courts or otherwise) the validity or amount of any taxes, assessments or charges if the Manager deems them to be unlawful, unjust, unequal or excessive, or to undertake such other steps or proceedings as the Manager may deem reasonably necessary to secure a cancellation, reduction, readjustment or equalization thereof before the Manager shall be required to pay them, but in no event shall the Manager permit or allow title to the Assets to be lost as the result of the nonpayment of any taxes, assessments or like charges; and (iii) do all other acts reasonably necessary to maintain the Assets.

(f) The Manager shall: (i) apply for all necessary permits, licenses and approvals; (ii) comply with all Laws; (iii) notify promptly the Management Committee of any allegations of substantial violation thereof; and (iv) prepare and file all reports or notices required for or as a result of Operations. The Manager shall not be in breach of this provision if a violation has occurred in spite of the Manager's good faith efforts to comply consistent with its standard of care under SECTION 9.3. In the event
                                                       -----------
     of any such violation, the Manager shall timely cure or dispose of such violation on behalf of both Members through performance, payment of fines and penalties, or both, and the cost thereof shall be charged to the Business Account.

(g) The Manager shall prosecute and defend, but shall not initiate without consent of the Management Committee, all litigation or administrative proceedings arising out of Operations. The non-managing Member shall have the right to participate, at its own expense, in such litigation or administrative proceedings. The non-managing Member shall approve in advance any settlement involving payments, commitments or obligations in excess of ten thousand Dollars ($10,000) in cash or value.

(h) The Manager shall obtain insurance for the benefit of the Company as provided in EXHIBIT F or as may otherwise be determined from time to time
                   ---------
     by  the  Management  Committee.

(i) The Manager may dispose of Assets, whether by abandonment, surrender, or Transfer in the ordinary course of business, except that Properties may be abandoned or surrendered only as provided in SECTION 12.2. Without prior
                                                     ------------
     authorization from the Management Committee, however, the Manager shall not: (i) dispose of Assets in any one transaction (or in any series of related transactions) having a value in excess of one hundred thousand Dollars ($100,000); (ii) enter into any sales contracts or commitments for Product, except as permitted in SECTION 5.10; (iii) begin a liquidation of
                                      ------------
     the Company; or (iv) dispose of all or a substantial part of the Assets necessary to achieve the purposes of the Company.

(j) The Manager shall have the right to carry out its responsibilities hereunder through agents, Affiliates or independent contractors.

(k) The Manager shall perform or cause to be performed all assessment and other work, and shall pay all Governmental Fees, required by Law in order to maintain the unpatented mining claims, mill sites and tunnel sites included within the Properties. The Manager shall have the right to perform the assessment work required hereunder pursuant to a common plan of exploration and continued actual occupancy of such claims and sites shall not be required. The Manager shall not be liable on account of any determination by any court or governmental agency that the work performed by the Manager does not constitute the required annual assessment work or occupancy for the purposes of preserving or maintaining ownership of the claims, provided that the work done is pursuant to an adopted Program and Budget Stage and is performed in accordance with the Manager's standard of care under
     SECTION  9.3.  The  Manager shall timely record with the appropriate county
     ------------
     and file with the appropriate United States agency any required affidavits, notices of intent to hold and other documents in proper form attesting to the payment of Governmental Fees, the performance of assessment work or intent to hold the claims and sites, in each case in sufficient detail to reflect compliance with the requirements applicable to each claim and site. The Manager shall not be liable on account of any determination by any court or governmental agency that any such document submitted by the Manager does not comply with applicable requirements, provided that such document is prepared and recorded or filed in accordance with the Manager's standard of care under SECTION 9.3.
                                -------------

(l) If authorized by the Management Committee, the Manager may: (i) locate, amend or relocate any unpatented mining claim or mill site or tunnel site,
     (ii)  locate  any  fractions  resulting  from such amendment or relocation,
     (iii) apply for patents or mining leases or other forms of mineral tenure for any such unpatented claims or sites, (iv) abandon any unpatented mining claims for the purpose of locating mill sites or otherwise acquiring from the United States rights to the ground covered thereby, (v) abandon any unpatented mill sites for the purpose of locating mining claims or otherwise acquiring from the United States rights to the ground covered thereby, (vi) exchange with or convey to the United States any of the Properties for the purpose of acquiring rights to the ground covered thereby or other adjacent ground, and (vii) convert any unpatented claims or mill sites into one or more leases or other forms of mineral tenure pursuant to any Law hereafter enacted.

(m) The Manager shall keep and maintain all required accounting and financial records pursuant to the procedures described in EXHIBIT B and in accordance with customary cost accounting practices in the mining industry, and shall ensure appropriate separation of accounts unless otherwise agreed by the Members.

(n)  The  Manager  shall keep and maintain all required records, make elections, and prepare and file all federal and state tax returns or other required tax forms, and perform the other duties described in EXHIBIT C.
                                                                   -----------

(o) The Manager shall maintain Equity Accounts for each Member. Each Member's Equity Account shall be credited with the value of such Member's contributions under SUBSECTIONS 3.1(A) and 3.1(B) and shall be credited
                           -------------------      -----
     with any additional amounts contributed by such Member to the Company. Each Member's Equity Account shall be charged with the cash and the fair market value of property distributed to such Member (net of liabilities assumed by such Member and liabilities to which such distributed property is subject). Contributions and distributions shall include all cash contributions or distributions plus the agreed value (expressed in dollars) of all in-kind contributions or distributions. Solely for purposes of determining the Equity Account balances of the Members, the Manager shall reasonably estimate the fair market value of all Products distributed to the Members, and such estimated value shall be used regardless of the actual amount received by each Member upon disposition of such Products.

(p)  SUBJECT  TO  SUBSECTION  3.1(C),  the  Manager  shall  keep  the Management
                  -------------------
     Committee advised of all Operations by submitting in writing to the members of the Management Committee: (i) monthly progress reports that include statements of expenditures and comparisons of such expenditures to the adopted Budget; (ii) periodic summaries of data acquired; (iii) copies of reports concerning Operations; (iv) a detailed final report within ten (10) days after completion of each Program and Budget Stage, which shall include comparisons between actual and budgeted expenditures and comparisons between the objectives and results of Programs; and (v) such other reports as any member of the Management Committee may reasonably request. Subject to ARTICLE XIII, at all reasonable times the Manager shall provide the
         -------------
     Management Committee, or other representative of a Member upon the request of such Member's member of the Management Committee, access to, and the right to inspect and, at such Member's cost and expense, copy the Existing Data and all maps, drill logs and other drilling data, core, pulps, reports, surveys, assays, analyses, production reports, operations, technical, accounting and financial records, and other Business Information, to the extent preserved or kept by the Manager. In addition, the Manager shall allow the non-managing Member, at the latter's sole risk, cost and expense, and subject to reasonable safety regulations, to inspect the Assets and Operations at all reasonable times, so long as the non-managing Member does not unreasonably interfere with Operations.

(q) The Manager shall prepare an Environmental Compliance plan for all Operations consistent with the requirements of any applicable Laws or contractual obligations and shall include in each Program and Budget Stage sufficient funding to implement the Environmental Compliance plan and to satisfy the financial assurance requirements of any applicable Law or contractual obligation pertaining to Environmental Compliance. To the extent practical, the Environmental Compliance plan shall incorporate concurrent reclamation of Properties disturbed by Operations.

(r) The Manager shall undertake to perform Continuing Obligations when and as economic and appropriate, whether before or after termination of the Company. The Manager shall have the right to delegate performance of Continuing Obligations to persons having demonstrated skill and experience in relevant disciplines. As part of each Program and Budget Stage submittal, the Manager shall specify in such Program and Budget Stage the measures to be taken for performance of Continuing Obligations and the cost of such measures. The Manager shall keep the other Member reasonably informed about the Manager's efforts to discharge Continuing Obligations. Authorized representatives of each Member shall have the right from time to time to enter the Properties to inspect work directed toward satisfaction of Continuing Obligations and audit books, records, and accounts related thereto.

(s) The funds that are to be deposited into the Environmental Compliance Fund shall be maintained by the Manager in a separate, interest bearing cash management account, which may include, but is not limited to, money market investments and money market funds, and/or in longer term investments if approved by the Management Committee. Such funds shall be used solely for Environmental Compliance and Continuing Obligations, including the committing of such funds, interests in property, insurance or bond policies, or other security to satisfy Laws regarding financial assurance for the reclamation or restoration of the Properties, and for other Environmental Compliance requirements.

(t) If Ownership Interests are adjusted in accordance with this Agreement the Manager shall modify the Schedule of Members to properly reflect such adjustment and shall propose from time to time one or more methods for fairly allocating costs for Continuing Obligations.

(u) The Manager shall undertake all other activities reasonably necessary to fulfill the foregoing, and to implement the policies, objectives, procedures, methods and actions determined by the Management Committee pursuant to SECTION 8.1.
                   -------------

(v) The balance of the funds that are not initially expended for the Land Acquisition Stage are to be deposited and shall be maintained by the Manager in a separate, interest bearing cash management account, which may include, but is not limited to, money market investments and money market funds, and/or in longer term investments if approved by the Management Committee. Such residual funds shall be used solely to maintain Acquired Properties in good standing and shall be available to the Manager to make appropriate, timely payments.

     9.3     STANDARD  OF  CARE.  The  Manager  shall discharge its duties under
SECTION  9.2  and  conduct  all  Operations in a good, workmanlike and efficient
------------
manner, in accordance with sound mining and other applicable industry standards and practices, and in accordance with Laws and with the terms and provisions of leases, licenses, permits, contracts and other agreements pertaining to the
Assets. The Manager shall not be liable to the other Member for any act or omission resulting in damage or loss except to the extent caused by or attributable to the Manager's willful misconduct or gross negligence. The Manager shall not be in default of any of its duties under SECTION 9.2 if its
                                                              -----------
inability or failure to perform results from the failure of the other Member to perform acts or to contribute amounts required of it by this Agreement.

     9.4 RESIGNATION; DEEMED OFFER TO RESIGN. The Manager may resign upon not less than one (1) months' prior notice to the other Member, in which case the other Member may elect to become the new Manager by notice to the resigning Member within ten (10) days after the notice of resignation. If any of the following shall occur, the Manager shall be deemed to have resigned upon the occurrence of the event described in each of the following Subsections, with the successor Manager to be appointed by the other Member at a subsequently called meeting of the Management Committee, at which the Manager shall not be entitled to vote. The other Member may appoint itself or a third party as the Manager.

(a) The aggregate Ownership Interest of the Manager and its Affiliates becomes less than thirty percent (30%);

(b) The Manager fails to perform a material obligation imposed upon it under this Agreement and such failure continues for a period of sixty (60) days after notice from the other Member demanding performance;

(c) The Manager fails to pay or contest in good faith Company bills and Company debts as such obligations become due;

(d) A receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for a substantial part of its assets is appointed and such appointment is neither made ineffective nor discharged within sixty (60) days after the making thereof, or such appointment is consented to, requested by, or acquiesced to by the Manager;

(e) The Manager commences a voluntary case under any applicable bankruptcy, insolvency or similar law now or hereafter in effect; or consents to the entry of an order for relief in an involuntary case under any such law or to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or other similar official of any substantial part of its assets; or makes a general assignment for the benefit of creditors; or takes corporate or other action in furtherance of any of the foregoing; or

(e) Entry is made against the Manager of a judgment, decree or order for relief affecting its ability to serve as Manager or a substantial part of its Ownership Interest or its other assets by a court of competent jurisdiction in an involuntary case commenced under any applicable bankruptcy, insolvency or other similar law of any jurisdiction now or hereafter in effect.

(f) After BMGE has expended $3,250,000 BMGE shall have the right to appoint the Manager.

     Under SUBSECTIONS (D), (E) OR (F) above, the appointment of a successor Manager shall be deemed to pre-date the event causing a deemed resignation.

     9.5 PAYMENTS TO MANAGER. The Manager shall be compensated for its services and reimbursed for its costs hereunder in accordance with EXHIBIT B.
                                                                   ----------

     9.6 TRANSACTIONS WITH AFFILIATES. If the Manager engages Affiliates to provide services hereunder, it shall do so on terms no less favorable than would be the case in arm's-length transactions with unrelated parties.

     9.7 ACTIVITIES DURING DEADLOCK. If the Management Committee for any reason fails to adopt an Exploration, Pre-Feasibility Study, Feasibility Study or Development Program and Budget Stage, the Manager shall continue Operations at levels sufficient to maintain the Properties. If the Management Committee for any reason fails to adopt an initial Mining Program and Budget or any Expansion or Modification Programs and Budgets, the Manager shall continue Operations at levels sufficient to maintain the then current Operations and Properties. If the Management Committee for any reason fails to adopt Mining Programs and Budgets subsequent to the initial Mining Program and Budget, subject to the contrary direction of the Management Committee and receipt of necessary funds, the Manager shall continue Operations at levels comparable with the last adopted Mining Program and Budget. All of the foregoing shall be subject to the contrary direction of the Management Committee and the receipt of necessary funds.

                       ARTICLE X     PROGRAMS AND BUDGETS

     10.1 INITIAL PROGRAM AND BUDGET. The Initial Program and Budget with Program and Budget Stages to which both Members have agreed is hereby adopted and is attached as EXHIBIT G. The Schedule of BMGE Initial Contributions,
                       ----------
Ownership Interest Calculations, and Failure to Make Contributions Dilution Schedule to which both parties have agreed is hereby adopted and is attached as
EXHIBIT  I.  The  remaining  subsections  of  Article X apply if and only if the
----------
company elects to retain one or more properties and NGSX elects to retain a working ownership interest or the carried interest to production.

     10.2 OPERATIONS PURSUANT TO PROGRAMS AND BUDGETS. Except as otherwise provided in SUBSECTION 3.1(C) and SECTION 10.12, Operations shall be conducted,
             -----------------     -------------
expenses shall be incurred, and Assets shall be acquired only pursuant to the adopted Initial Program and Budget with Program and Budget Stages in accordance with EXHIBIT G. Every Program and Budget Stage adopted pursuant to this
      ----------
Agreement  shall  provide  for  accrual  of reasonably anticipated Environmental
Compliance expenses for all Operations contemplated under the Program and Budget.

     10.3 PRESENTATION OF PROGRAMS AND BUDGETS. Proposed Programs and Budgets with Program and Budget Stages shall be prepared by the Manager for a period of one (1) year or any other period as approved by the Management Committee, and shall be submitted to the Management Committee for review and consideration. All proposed Programs and Budgets may include Exploration, Pre-Feasibility Studies, Feasibility Study, Development, Mining and Expansion or Modification Operations components, or any combination thereof, and shall be reviewed and adopted upon a vote of the Management Committee in accordance with SECTIONS 8.2 and 10.4. Each
                                                     ------------     ----
Program and Budget adopted by the Management Committee, regardless of length, shall be reviewed at least once a year at a meeting of the Management Committee. During the period encompassed by any Program and Budget, and at least one (1) month prior to its expiration, a proposed Program and Budget for the succeeding period shall be prepared by the Manager and submitted to the Management Committee for review and consideration.

     10.4 REVIEW AND ADOPTION OF PROPOSED PROGRAMS AND BUDGETS. Within ten (10) days after submission of a proposed Program and Budget, each Member shall submit in writing to the Management Committee:

(a) Notice that the Member approves any or all of the Stages of the proposed Program and Budget; or

(b) Modifications proposed by the Member to the Stages of the proposed Program and Budget; or

(c) Notice that the Member rejects any or all of the Stages of the proposed Program and Budget.

If a Member fails to give any of the foregoing responses within the allotted time, the failure shall be deemed to be a vote by the Member for adoption of the Manager's proposed Program and Budget with Program and Budget Stages. If a Member makes a timely submission to the Management Committee pursuant to SUBSECTIONS 10.4(A), (B) or (C), then the Manager working with the other Member
       -------------  ---    ---
shall seek for a period of time not to exceed five (20) days to develop a complete Program and Budget with Program and Budget Stages acceptable to both
Members. The Manager shall then call a Management Committee meeting in accordance with SECTION 8.3 for purposes of reviewing and voting upon the
                  ------------
proposed  Program  and  Budget.

     10.5     ELECTION  TO PARTICIPATE.  Except as otherwise provided in EXHIBIT
                                                                         -------
I:
(a) By notice to the Management Committee within twenty (20) calendar days after the final vote adopting a Program and Budget, and notwithstanding its vote concerning adoption of a Program and Budget, a Member may elect to participate in the approved Program and Budget: (i) in proportion to its respective Ownership Interest, (ii) in some lesser amount than its respective Ownership Interest, or (iii) not at all. In case of an election under SUBSECTION 10.5(A)(II) or (III) , its Ownership Interest shall be recalculated as provided in SUBSECTION 10.5(B) below, with dilution effective as of the first day of the Program Period for the adopted Program and Budget. If a Member fails to so notify the Management Committee of the extent to which it elects to participate, the Member shall be deemed to have elected to contribute to such Program and Budget in proportion to its respective Ownership Interest as of the beginning of the Program Period.

(b) If a Member elects to contribute to an adopted Program and Budget some lesser amount than in proportion to its respective Ownership Interest, or not at all, and the other Member elects to fund all or any portion of the deficiency, the Ownership Interest of the Reduced Member shall be provisionally recalculated as follows: (i) for an election made before "PAYOUT", by dividing: (A) the sum of (1) the amount credited to the
     --------
     Reduced Member's Equity Account with respect to its Initial Contribution under SECTION 3.1, (2) the total of all of the Reduced Member's
            ------------
     contributions to the Company under SUBSECTION 10.5(A) or otherwise pursuant
                                        ------------------
     to this Agreement, and (3) the amount, if any, the Reduced Member elects to contribute to the adopted current Program and Budget; by (B) the sum of
     (1), (2) and (3) above for both Members; and then multiplying the result by one hundred; or (ii) for an election made after Payout, by reducing its Ownership Interest in an amount equal to two times the amount by which it would have been reduced under SUBSECTION 10.5(B)(I) if such election were
                                     ---------------------
     made before Payout. The Ownership Interest of the other Member shall be increased by the amount of the reduction in the Ownership Interest of the Reduced Member, and if the other Member elects not to fund the entire deficiency, the Manager shall adjust the Program and Budget to reflect the funds available.

(c)  Whenever the Ownership Interests are recalculated pursuant to this Section,
     (i) the Equity Accounts of both Members shall be revised to bear the same ratio to each other as their recalculated Ownership Interests; (ii) the Schedule of Members shall be amended to reflect the recalculated Ownership Interests; and (iii) the portion of Capital Account attributable to the reduced Ownership Interest of the Reduced Member shall be transferred to the other Member.

     10.6 RECALCULATION OR RESTORATION OF REDUCED INTEREST BASED ON ACTUAL EXPENDITURES. Except as otherwise provided in EXHIBIT I:
                                                    ----------

(a)  If  a  Member makes an election under SUBSECTION 10.5(A)(II) OR (III), then
                                           -------------------------------
     within ten (10) days after the conclusion of such Program and Budget, the Manager shall report the total amount of money expended plus the total obligations incurred by the Manager for such Budget.

(b) If the Manager expended or incurred obligations that were more or less than the adopted Budget, the Ownership Interests shall be recalculated pursuant to SUBSECTION 10.5(B) by substituting each Member's actual contribution to
         -----------------
     the adopted Budget for that Member's estimated contribution at the time of the Reduced Member's election under SUBSECTION 10.5(A).
                                              -------------------

(c) If the Manager expended or incurred obligations of less than sixty percent (60%) of the adopted Budget, within ten (10) days of receiving the Manager's report on expenditures, the Reduced Member may notify the other Member of its election to reimburse the other Member for the difference between any amount contributed by the Reduced Member to such adopted
     Program and Budget and the Reduced Member's proportionate share (at the Reduced Member's former Ownership Interest) of the actual amount expended or incurred for the Program, plus interest on the difference accruing at the rate described in SECTION 11.3 plus ten (10) percentage points. The
                               ------------
     Reduced Member shall deliver the appropriate amount (including interest) to the other Member with such notice. Failure of the Reduced Member to so notify and tender such amount shall result in dilution occurring in accordance with this Article X and shall bar the Reduced Member from its rights under this SUBSECTION 10.6(C) concerning the relevant adopted
                          -------------------
     Program  and  Budget.

(d) All recalculations under this Section shall be effective as of the first day of the Program Period for the Program and Budget. The Manager, on behalf of both Members, shall make such reimbursements, reallocations of Products, contributions and other adjustments as are necessary so that, to the extent possible, each Member will be placed in the position it would have been in had its Ownership Interests as recalculated under this Section been in effect throughout the Program Period for such Program and Budget.

(e)  Whenever the Ownership Interests are recalculated pursuant to this Section,
     (i) the Members' Equity Accounts shall be revised to bear the same ratio to each other as their Recalculated Ownership Interests; (ii) the Schedule of Members shall be amended to reflect the recalculated Ownership Interests; and (iii) the Capital Accounts of the Members shall be determined without regard to SUBSECTION 10.5(C), provided, that the portion of Capital Account attributable to the reduced Ownership Interest of the Reduced Member, if any, after taking into account the adjustments required by this Section
     10.6  shall  be  transferred  to  the  other  Member.

     10.7     PRE-FEASIBILITY  STUDY  PROGRAM  AND  BUDGETS.

(a) At such time as either Member is of the good faith and reasonable opinion that economically viable Mining Operations may be possible on the Properties, the Member may propose to the Management Committee that a Pre-Feasibility Study Program and Budget, or a Program and Budget that includes Pre-Feasibility Studies, be prepared. Such proposal shall be made in writing to the other Member, shall reference the data upon which the proposing Member bases its opinion, and shall call a meeting of the Management Committee pursuant to SECTION 8.3. If such proposal is adopted
                                        -----------
     by the Management Committee, the Manager shall prepare or have prepared a Pre-Feasibility Study Program and Budget as approved by the Management Committee and shall submit the same to the Management Committee within twenty (20) days following adoption of the proposal.

(b) Pre-Feasibility Studies may be conducted by the Manager, Feasibility Contractors, or both, or may be conducted by the Manager and audited by Feasibility Contractors, as the Management Committee determines. A Pre-Feasibility Study Program shall include the work necessary to prepare and complete the Pre-Feasibility Study approved in the proposal adopted by the Management Committee, which may include some or all of the following:
     (i) analyses of various alternatives for mining, processing and beneficiation of Products; (ii) analyses of alternative mining, milling, and production rates; (iii) analyses of alternative sites for placement of facilities (i.e., water supply facilities, transport facilities, reagent storage, offices, shops, warehouses, stock yards, explosives storage, handling facilities, housing, public facilities); (iv) analyses of alternatives for waste treatment and handling (including a description of each alternative of the method of tailings disposal and the location of the proposed disposal site); (v) estimates of recoverable proven and probable reserves of Products and of related substances, in terms of technical and economic constraints (extraction and treatment of Products), including the effect of grade, losses, and impurities, and the estimated mineral composition and content thereof, and review of mining rates commensurate with such reserves; (vi) analyses of environmental impacts of the various alternatives, including an analysis of the permitting, environmental liability and other Environmental Law implications of each alternative, and costs of Environmental Compliance for each alternative; (vii) conduct of appropriate metallurgical tests to determine the efficiency of alternative extraction, recovery and processing techniques, including an estimate of water, power, and reagent consumption requirements; (viii) conduct of hydrology and other studies related to any required dewatering; and
     (ix)conduct of other studies and analyses approved by the Management Committee.

(c) The Manager shall have the discretion to base its and any Feasibility Contractors' Pre-Feasibility Study on the cumulative results of each discipline studied, so that if a particular portion of the work would result in the conclusion that further work based on these results would be unwarranted for a particular alternative, the Manager shall have no obligation to continue expenditures on other Pre-Feasibility Studies related solely to such alternative.

     10.8 COMPLETION OF PRE-FEASIBILITY STUDIES AND SELECTION OF APPROVED ALTERNATIVES. As soon as reasonably practical following completion of all Pre-Feasibility Studies required to evaluate fully the alternatives studied pursuant to Pre-Feasibility Programs, the Manager shall prepare a report summarizing all Pre-Feasibility Studies and shall submit the same to the Management Committee. Such report shall incorporate the following:

(a) The results of the analyses of the alternatives and other matters evaluated in the conduct of the Pre-Feasibility Programs;

(b) Reasonable estimates of capital costs for the Development and start-up of the mine, mill and other processing and ancillary facilities required by the Development and Mining alternatives evaluated (based on flow sheets, piping and instrumentation diagrams, and other major engineering diagrams), which cost estimates shall include reasonable estimates of: (i) capitalized pre-stripping expenditures, if an open pit or surface mine is proposed;
     (ii) expenditures required to purchase, construct and install all machinery, equipment and other facilities and infrastructure (including contingencies) required to bring a mine into commercial production, including an analysis of costs of equipment or supply contracts in lieuof Development costs for each Development and Mining alternative evaluated;
     (iii) expenditures required to perform all other related work required to commence commercial production of Products and, if applicable, process Products (including reasonable estimates of working capital requirements); and (iv) all other direct and indirect costs and general and administrative expenses that may be required for a proper evaluation of the Development and Mining alternatives and annual production levels evaluated. The capital cost estimates shall include a schedule of the timing of the estimated capital requirements for each alternative;

(c) A reasonable estimate of the annual expenditures required for the first year of Operations after completion of the capital program described in SUBSECTION 10.8(B) for each Development alternative evaluated, and for
     -------------------
     subsequent years of Operations, including estimates of annual production, processing, administrative, operating and maintenance expenditures, taxes (other than income taxes), working capital requirements, royalty and purchase obligations, equipment leasing or supply contract expenditures, work commitments, Environmental Compliance costs, post-Operations Environmental Compliance and Continuing Obligations funding requirements and all other anticipated costs of such Operations. This analysis shall also include an estimate of the number of employees required to conduct such Operations for each alternative;

(d) A review of the nature, extent and rated capacity of the mine, machinery, equipment and other facilities preliminarily estimated to be required for the purpose of producing and marketing Products under each Development and Mining alternative analyzed; (e)an analysis (and sensitivity analyses reasonably requested by either Member), based on various target rates of return and price assumptions requested by either Member, of whether it is technically, environmentally, and economically feasible to place a prospective ore body or deposit within the Properties into commercial production for each of the Development and Mining alternatives analyzed
     (including a discounted cash flow rate of return investment analysis for each alternative and net present value estimate using various discount rates requested by either Member); and

(f) Such other information as the Management Committee deems appropriate. Within twenty (20) days after delivery of the Pre-Feasibility Study summary to the Members, a Management Committee meeting shall be convened for the purposes of reviewing the Pre-Feasibility Study summary and selecting one or more Approved Alternatives, if any.

     10.9 PROGRAMS AND BUDGETS FOR FEASIBILITY STUDY. Within twenty (20) days following the selection of an Approved Alternative, the Manager shall submit to the Management Committee a Program and a Budget, which shall include necessary Operations, for the preparation of a Feasibility Study. A Feasibility Study may be prepared by the Manager, Feasibility Contractors, or both, or may be prepared by the Manager and audited by Feasibility Contractors, as the Management Committee determines.

10.10     DEVELOPMENT  PROGRAMS  AND  BUDGETS;  PROJECT  FINANCING.

(a) Unless otherwise determined by the Management Committee, the Manager shall not submit to the Management Committee a Program and Budget including
     Development of the mine described in a completed Feasibility Study until sixty (60) days following the receipt by Manager of the Feasibility Study. The Program and Budget, which includes Development of the mine described in the completed Feasibility Study, shall be based on the estimated cost of Development described in the Feasibility Study for the Approved Alternative, unless otherwise directed by the Management Committee.

(b) Promptly following adoption of the Program and Budget, which includes Development as described in a completed Feasibility Study, but in no event more than sixty (60) days thereafter, the Manager shall submit to the Management Committee a report on material bids received for Development work ("BID REPORT"). If bids described in the Bid Report result in the aggregate cost of Development work exceeding one hundred and fifteen percent (115%) of the Development cost estimates that formed the basis of the Development component of the adopted Program and Budget, the Program and Budget, which includes relevant Development, shall be deemed to have been re-submitted to the Management Committee based on the aggregate costs as described in the Bid Report on the date of receipt of the Bid Report and shall be reviewed and adopted in accordance with SECTIONS 8.2 and 10.4.
                                                          ------------     -----

(c) If the Management Committee approves the Development of the mine described in a Feasibility Study and also decides to seek Project Financing for such mine, each Member shall, at its own cost, cooperate in seeking to obtain Project Financing for such mine; provided, however, that all fees, charges and costs (including attorneys and technical consultants fees) paid to the Project Financing lenders shall be borne by the Members in proportion to their Ownership Interests, unless such fees are capitalized as a part of the Project Financing.

     10.11 EXPANSION OR MODIFICATION PROGRAMS AND BUDGETS. Any Program and Budget proposed by the Manager involving Expansion or Modification shall be based on a Feasibility Study prepared by the Manager, Feasibility Contractors, or both, or prepared by the Manager and audited by Feasibility Contractors, as the Management Committee determines. The Program and Budget, which include Expansion or Modification, shall be submitted for review and approval by the Management Committee within sixty (60) days following receipt by the Manager of such Feasibility Study.

     10.12 BUDGET OVERRUNS; PROGRAM CHANGES. For Programs and Budgets adopted after completion of BMGE's Initial Contribution, the Manager shall immediately notify the Management Committee of any material departure from an adopted Program and Budget. If the Manager exceeds an adopted Budget by more than fifteen percent (15%) in the aggregate, then the excess over ten percent (10%), unless authorized or ratified by the Management Committee, shall be for the sole account of the Manager and such excess shall not be included in the calculations of the Ownership Interests nor deemed a contribution under this Agreement. Budget overruns of fifteen percent (15%) or less in the aggregate shall be borne by the Members in proportion to their respective Ownership Interests.

     10.13 SUPPLEMENTAL BUSINESS ARRANGEMENT. At any time during the term of this Agreement, the Management Committee may determine by unanimous vote of both Members after BMGE's Initial Contribution obligations have been fully satisfied that it is appropriate to segregate the Area of Interest into areas subject to separate Programs and Budgets for purposes of conducting further Exploration, Pre-Feasibility or Feasibility Studies, Development, or Mining. At such time, the Management Committee shall designate which portion of the Properties will comprise an area of interest under a separate business arrangement ("SUPPLEMENTAL BUSINESS ARRANGEMENT") for the purpose of further exploring, analyzing, developing, and mining such portion of the Properties. The Supplemental Business Arrangement shall substantially reflect the same terms as this Agreement, with rights and interests of the Members in the Supplemental Business Arrangement identical to the rights and interests of the Members in the Company at the time of the designation, unless otherwise agreed to by the Members, and with the Members agreeing to new Capital and Equity Accounts and other terms necessary for the Supplemental Business Arrangement to comply with the nature and purpose of the designation. Following the effectuation of the Supplemental Business Arrangement, this Agreement shall terminate insofar as it affects the Properties covered by the Supplemental Business Arrangement.

                     ARTICLE XI     ACCOUNTS AND SETTLEMENTS

     11.1 MONTHLY STATEMENTS. After completion of BMGE's Initial Contribution, the Manager shall promptly submit to the Management Committee monthly statements of account reflecting in reasonable detail the charges and credits to the Business Account during the preceding month.

     11.2  CASH CALLS. Except as otherwise provided in EXHIBIT I on the basis of
                                                       ---------
each adopted Program and Budget Stage, the Manager shall submit prior to the last day of each month a billing for estimated cash requirements for the next month. Within ten (10) days after receipt of each billing, each Member shall advance its proportionate share of such cash requirements. The Manager shall record all funds received in the Business Account. The Manager shall at all times maintain a cash balance approximately equal to the rate of disbursement for up to ten (10) days. All funds in excess of immediate cash requirements shall be invested by the Manager for the benefit of the Company in cash management accounts and investments selected at the discretion of the Manager, which accounts may include, but are not limited to, money market investments and money market funds.

     11.3  FAILURE TO MEET CASH CALLS. Except as otherwise provided in EXHIBIT I
                                                                       ---------
a Member that fails to meet cash calls in the amount and at the times specified in SECTION 11.2 shall be in default, and the amounts of the defaulted cash call
    ------------
shall bear interest from the date due at an annual rate equal to ten (10) percentage points over the Prime Rate, but in no event shall the rate of interest exceed the maximum permitted by Law. Such interest shall accrue to the benefit of and be payable to the non-defaulting Member, but shall not be deemed as amounts contributed by the defaulting Member in the event dilution occurs in accordance with SUBSECTION 4.2(C). In addition to any other rights and remedies
                 -----------------
available to it by Law, the non-defaulting Member shall have those other rights, remedies, and elections specified in SECTIONS 11.4 and 11.5.
                                          --------------------------

     11.4 COVER PAYMENT. If a Member defaults in making a contribution or cash call required by an adopted Program and Budget Stage, the non-defaulting Member may, but shall not be obligated to, advance some portion or all of the amount in default on behalf of the defaulting Member (a "COVER PAYMENT"). Each and every
                                                 --------------
Cover Payment shall constitute a demand loan bearing interest from the date of the advance at the rate provided in SECTION 11.3. If more than one Cover Payment
                                    ------------
is made, the Cover Payments shall be aggregated and the rights and remedies described herein pertaining to an individual Cover Payment shall apply to the aggregated Cover Payments. The failure to repay such loan upon demand shall be a default.

     11.5  REMEDIES.  Except  as  otherwise  provided  in  EXHIBIT I the Members
                                                           ---------
acknowledge  that if either Member defaults in making a contribution required by
ARTICLE  III  or  a cash call, or in repaying a loan, as required under SECTIONS
------------                                                            --------
11.2, 11.3 or 11.4, whether or not a Cover Payment is made, it will be difficult
------------------
to measure the damages resulting from such default (it being hereby understood and agreed that the Members have attempted to determine such damages in advance and determined that the calculation of such damages cannot be ascertained with reasonable certainty). Both Members acknowledge and recognize that the damage to the non-defaulting Member could be significant. In the event of such default, as reasonable liquidated damages, the non-defaulting Member may, with respect to any such default not cured within twenty (20) days after notice to the defaulting Member of such default, elect any of the following remedies by giving notice to the defaulting Member. Such election may be made with respect to each failure to meet a cash call relating to a Program and Budget, regardless of the frequency of such cash calls, provided such cash calls are made in accordance with SECTION 11.2.
      --------------

(a) The defaulting Member grants to the non-defaulting Member a power of sale as to all or any portion of its Ownership Interest or of its interest in any Assets, upon a default under SECTIONS 11.3 or 11.4. Such power shall be
                                      ---------------------
     exercised in the manner provided by applicable Law or otherwise in a commercially reasonable manner and upon reasonable notice. If the non-defaulting Member elects to enforce the lien or security interest pursuant to the terms of this Subsection, the defaulting Member shall be deemed to have waived any available right of redemption, any required valuation or appraisal of the secured property prior to sale, any available right to stay execution or to require a marshaling of assets, and any required bond in the event a receiver is appointed, and the defaulting Member shall be liable for any deficiency.

(b)  The  non-defaulting  Member  may  elect  to  have  the  defaulting Member's
     Ownership Interest diluted or eliminated as follows: (i) For a default occurring before Payout relating to a Program and Budget covering in whole or in part Exploration, Pre-Feasibility Study or Feasibility Study Operations, the Reduced Member's Ownership Interest shall be recalculated by dividing: (X) the sum of (1) the value of the Reduced Member's Initial Contribution under SECTION 3.1, (2) the total of all of the Reduced
                          ------------
     Member's contributions to the Company under SUBSECTION 10.5(A) or otherwise
                                                 ------------------
     pursuant to this Agreement and (3) the amount, if any, the Reduced Member contributed to the adopted current Program and Budget with respect to which the default occurred; by (Y) the sum of (1), (2) and (3) above for both Members; and then multiplying the result by one hundred. For such a default occurring after Payout, the Reduced Member's Ownership Interest shall be reduced in an amount equal to two times the amount by which it would have been reduced if such default had occurred before Payout. For such a default, whether occurring before or after Payout, the Recalculated Ownership Interest shall then be further reduced: (A) for a default relating exclusively to an Exploration Program and Budget, by multiplying the Recalculated Ownership Interest by the following percentage: 200; or
     (B) for a default relating to a Program and Budget covering in whole or in part Pre-Feasibility Study and/or Feasibility Study Operations, by multiplying Recalculated Ownership Interest by the following percentage:
     25. The Ownership Interest of the other Member shall be increased by the amount of the reduction in the Ownership Interest of the Reduced Member, including the further reduction under SUBSECTIONS 10.5(B)(I)(A) or (B).
                                               --------------------------------
     (ii) For a default relating to a Program and Budget covering in whole or in part Development or Mining, at the non-defaulting Member's election, the defaulting Member shall be deemed to have withdrawn and to have automatically relinquished its interest in the Assets to the non-defaulting Member; provided, however, the defaulting Member shall have the right to receive only from one and a quarter percent (1.25%) of Net Smelter Royalty Proceeds, if any, and not from any other source. Upon receipt of such amount the defaulting Member shall thereafter have no further right, title or interest in the Assets. (iii) Dilution under this SUBSECTION 11.5(B)
                                                              ------------------
     shall be effective as of the date of the original default, and SECTION 10.6
                                                                    ------------
     shall  not  apply.  The  amount of any Cover Payment under SECTION 11.4 and
                                                                ------------
     interest  thereon, or any interest accrued in accordance with SECTION 11.3,
                                                                   -------------
     shall be deemed to be amounts contributed by the non-defaulting Member, and not as amounts contributed by the defaulting Member. (iv) Whenever the Ownership Interests are recalculated pursuant to this SUBSECTION 11.5(B),
                                                             ------------------
     (A) the Equity Accounts of both Members shall be adjusted to bear the same ratio to each other as their recalculated Ownership Interests; and (B) the portion of Capital Account attributable to the reduced Ownership Interest of the Reduced Member shall be transferred to the other Member.

(c) If a Member has defaulted in meeting a cash call or repaying a loan, and if the non-defaulting Member has made a Cover Payment, then, in addition to a reduction in the defaulting Member's Ownership Interest effected pursuant to SUBSECTION 11.5(B), the non-defaulting Member shall have the right, if
         ------------------
     the indebtedness arising from a default or Cover Payment is not discharged within ten (10) days of the default and upon not less than thirty (30) days advance notice to the defaulting Member, to elect to purchase all the right, title, and interest, whenever acquired or arising, of the defaulting Member in the Company and Assets, including but not limited to its Ownership Interest or interest in Net Proceeds, together with all proceeds from and accessions of the foregoing (collectively the "DEFAULTING MEMBER'S ENTIRE INTEREST") at a purchase price equal to eighty percent (80%) of the fair market value thereof as determined by a qualified independent appraiser appointed by the non-defaulting Member. If the defaulting Member conveys notice of objection to the person so appointed within ten (10) days after receiving notice thereof, then an independent and qualified appraiser shall be appointed by the joint action of the appraiser appointed by the non-defaulting Member and a qualified independent appraiser appointed by the defaulting Member; provided, however, that if the defaulting Member fails to designate a qualified independent appraiser for such purpose within ten (10) days after giving notice of such objection, then the person originally designated by the non-defaulting Member shall serve as the appraiser; provided further, that if the appraisers appointed by each of the Members fail to appoint a third qualified independent appraiser within five (5) days after the appointment of the last of them, then an appraiser shall be appointed by a judge of a court of competent jurisdiction in the state in which the Assets are situated upon the application of either Member. There shall be withheld from the purchase price payable, upon transfer of the Defaulting Member's Entire Interest, the amount of any Cover Payment under SECTION 11.4 and unpaid interest thereon to the date of such transfer, or any unpaid interest accrued in accordance with SECTION
     11.3 to the date of such transfer. Upon payment of such purchase price, the defaulting Member shall be deemed to have relinquished all of the Defaulting Member's Entire Interest to the non-defaulting Member.

     11.6     AUDITS.

(a) After completion of BMGE's Initial Contribution, within ninety (90) days after the end of each calendar year, at the request of a Member, an audit shall be completed by certified public accountants selected by, and independent of, the Manager. The audit shall be conducted in accordance with generally accepted auditing standards and shall cover all books and records maintained by the Manager pursuant to this Agreement, all Assets and Encumbrances, and all transactions and Operations conducted during such calendar year, including production and inventory records and all costs for which the Manager sought reimbursement under this Agreement, together with all other matters customarily included in such audits. All written exceptions to and claims upon the Manager for discrepancies disclosed by such audit shall be made not more than three (3) months after receipt of the audit report, unless either Member elects to conduct an independent audit pursuant to SUBSECTION 11.6(B) which is ongoing at the end of such
                          ------------------
     three (3) month period, in which case such exceptions and claims may be made within the period provided in SUBSECTION 11.6(B). Failure to make any such exception or claim within such period shall mean the audit is deemed to be correct and binding upon the Members.The cost of all audits under this Subsection shall be charged to the Business Account.

(b) Notwithstanding the annual audit conducted by certified public accountants selected by the Manager, each Member shall have the right to have an independent audit of all Company books, records and accounts, including all charges to the Business Account. This audit shall review all issues raised by the requesting Member, with all costs borne by the requesting Member. The requesting Member shall give the other Member thirty (30) days prior notice of such audit. Any audit conducted on behalf of either Member shall be made during the Manager's normal business hours and shall not interfere with Operations. Neither Member shall have the right to audit records and accounts of the Company relating to transactions or Operations more than twenty-four (24) months after the calendar year during which such transactions, or transactions related to such Operations, were charged to the Business Account. All written exceptions to and claims upon the Manager for discrepancies disclosed by such audit shall be made not more than three
     (3) months after completion and delivery of such audit, or they shall be deemed waived.

                           ARTICLE XII     PROPERTIES

     12.1 ROYALTIES, PRODUCTION TAXES AND OTHER PAYMENTS BASED ON PRODUCTION. All required payments of production royalties, taxes based on production of Products, and other payments out of production to private parties and governmental entities, shall be determined and made by the Company in a timely manner and otherwise in accordance with applicable laws and agreements. The Manager shall furnish to the Members evidence of timely payment for all such required payments. In the event the Company fails to make any such required payment, any Member shall have the right to make such payment and shall thereby become subrogated to the rights of such third party; provided, however, that the making of any such payment on behalf of the Company shall not constitute acceptance by the paying Member of any liability to such third party for the underlying obligation.

     12.2 ABANDONMENT AND SURRENDER. Either Member may request the Management Committee to authorize the Manager to surrender or abandon part or all of the Properties. At the option of the other Member, the Company shall assign to the objecting Member or such other Person as the objecting Member specifies, by special warranty deed and without cost to the objecting Member, all of the Company's interest in the Properties sought to be abandoned or surrendered, free and clear of all Encumbrances created by, through or under the Company other than those to which both Members have agreed. Upon the assignment, such properties shall cease to be part of the Properties.

                ARTICLE XIII     CONFIDENTIALITY, OWNERSHIP, USE
                          AND DISCLOSURE OF INFORMATION

     13.1 BUSINESS INFORMATION. All Business Information shall be owned jointly by the Members as their Ownership Interests are determined pursuant to this Agreement. Both before and after the termination of the Company, all Business Information may be used by either Member for any purpose, whether or not competitive with the Business, without consulting with, or obligation to, the other Member. Except as provided in SECTIONS 13.3 and 13.4, or with the prior
                                       ----------------------
written consent of the other Member, each Member shall keep confidential and not disclose to any third party or the public any portion of the Business Information that constitutes Confidential Information.

     13.2 MEMBER INFORMATION. In performing its obligations under this Agreement, neither Member shall be obligated to disclose any Member Information. If a Member elects to disclose Member Information in performing its obligations under this Agreement, such Member Information, together with all improvements, enhancements, refinements and incremental additions to such Member Information that are developed, conceived, originated or obtained by either Member in performing its obligation under this Agreement ("ENHANCEMENTS"), shall be owned exclusively by the Member that originally developed, conceived, originated or obtained such Member Information. Each Member may use and enjoy the benefits of such Member Information and Enhancements in the conduct of the Business hereunder, but the Member that did not originally develop, conceive, originate or obtain such Member Information may not use such Member Information and Enhancements for any other purpose. Except as provided in SECTION 13.4, or with
                                                           ------------
the prior written consent of the other Member, which consent may be withheld in such Member's sole discretion, each Member shall keep confidential and not disclose to any third party or the public any portion of Member Information and Enhancements owned by the other Member that constitutes Confidential Information.

     13.3 PERMITTED DISCLOSURE OF CONFIDENTIAL BUSINESS INFORMATION. Either Member may disclose Business Information that is Confidential Information:

(a) To a Member's officers, directors, partners, members, employees, Affiliates, shareholders, agents, attorneys, accountants, consultants, contractors, subcontractors or advisors, for the sole purpose of such Member's performance of its obligations under this Agreement;

(b) To any party to whom the disclosing Member contemplates a Transfer of all or any part of its Ownership Interest, for the sole purpose of evaluating the proposed Transfer;

(c) To any actual or potential lender, underwriter or investor for the sole purpose of evaluating whether to make a loan to or investment in the disclosing Member; or (d) to a third party with whom the disclosing Member contemplates any independent business activity or operation.

     The  Member  disclosing  Confidential  Information pursuant to this SECTION
                                                                         -------
13.3,  shall  disclose  such Confidential Information to only those parties that have a bona fide need to have access to such Confidential Information for the purpose for which disclosure to such parties is permitted under this SECTION
                                                                         -------
13.3  and that have agreed in writing supplied to, and enforceable by, the other

Member to protect the Confidential Information from further disclosure, to use such Confidential Information solely for such purpose and to otherwise be bound by the provisions of this ARTICLE XIII. Such writing shall not preclude parties
                           ------------
described  in  SUBSECTION 13.3(B) from discussing and completing a Transfer with
               ------------------
the other Member. The Member disclosing Confidential Information shall be responsible and liable for any use or disclosure of the Confidential Information by such parties in violation of this Agreement and such other writing.

     13.4 DISCLOSURE REQUIRED BY LAW. Notwithstanding anything contained in this Article, a Member may disclose any Confidential Information if, in the opinion of the disclosing Member's legal counsel: (a) such disclosure is legally required to be made in a judicial, administrative or governmental proceeding pursuant to a valid subpoena or other applicable order; or (b) such disclosure is legally required to be made pursuant to the rules or regulations of a stock exchange or similar trading market applicable to the disclosing Member.

     Prior  to  any  disclosure  of  Confidential Information under this SECTION
                                                                         -------
13.4, the disclosing Member shall give the other Member at least ten (10) days prior written notice (unless less time is permitted by such rules, regulations or proceeding) and, in making such disclosure, the disclosing Member shall disclose only that portion of Confidential Information required to be disclosed and shall take all reasonable efforts to preserve the confidentiality thereof, including, without limitation, obtaining protective orders and supporting the other Member in intervention in any such proceeding.

     13.5 PUBLIC ANNOUNCEMENTS. Prior to making or issuing any press release or other public announcement or disclosure of Business Information that is not Confidential Information, a Member shall first consult with the other Member as to the content and timing of such announcement or disclosure, unless in the good faith judgment of such Member, there is not sufficient time to consult with the other Member before such announcement or disclosure must be made under applicable Laws; but in such event, the disclosing Member shall notify the other Member, as soon as possible, of the pendency of such announcement or disclosure, and it shall notify the other Member before such announcement or disclosure is made if at all reasonably possible. Any press release or other public announcement or disclosure to be issued by either Member relating to this Business shall also identify the other Member.

                   ARTICLE XIV     RESIGNATION AND DISSOLUTION

     14.1 EVENTS OF DISSOLUTION. The Company shall be dissolved upon the occurrence of any of the following:

(a)  Upon  expiration  of term of this Agreement in accordance with SECTION 2.5;
                                                                    ------------

(b)  Upon  the  unanimous  written  agreement  of  the  Members;

(c) At the election of either Member upon sixty (60) days notice of termination to the other Member, if the Management Committee fails to adopt a Program and Budget Stage for three (3) months after the expiration of the latest adopted Program and Budget;

(d)  Upon  the  resignation  of  a  Member  pursuant to SECTION 14.2 or upon the
                                                        ------------
     bankruptcy, insolvency, dissolution or assignment for the benefit of creditors of a Member; or

(e)  as  otherwise  provided  by  the  Act.

     14.2 RESIGNATION. A Member may elect to resign from the Company by (a) in the case of BMGE, failing to complete its Initial Contributions as required by SUBSECTION 3.1(B), or (b) giving notice to the other Member of the effective
------------------
date of resignation, which shall be the later of the end of the then current Program Period or thirty (30) days after the date of the notice. Upon resignation by a Member, the resigning Member shall be deemed to have transferred to the remaining Member all of its Ownership Interest, including all of its interest in the Assets and its Capital Account, without cost and free and clear of all Encumbrances arising by, through or under such resigning Member, except those described in PARAGRAPH 1.1 OF EXHIBIT A and those to which both
                              --------------------------
Members have agreed. The resigning Member shall execute and deliver all instruments as may be necessary in the reasonable judgment of the other Member to effect the transfer of its interests in the Company and the Assets to the other Member. A resigning Member shall have no right to receive the fair value of his Ownership Interest pursuant to 18-604 of the Act. If within a sixty (60) day period both Members elect to withdraw, then the Company shall instead be deemed to have been terminated by the written agreement of the Members pursuant to SECTION 14.1(B).
    ----------------

     14.3 DISPOSITION OF ASSETS ON DISSOLUTION. Promptly after dissolution under
SECTION  14.1,  the  Manager  shall  take  all  action  necessary to wind up the
-------------
activities  of the Company, in accordance with EXHIBIT C. All costs and expenses
                                               ---------
incurred in connection with the dissolution of the Company shall be expenses chargeable to the Business Account.

     14.4 FILING OF CERTIFICATE OF CANCELLATION. Upon completion of the winding up of the affairs of the Company, the Manager shall promptly file a Certificate of Cancellation with the Office of the Secretary of State of the State of Nevada. If the Manager has caused the dissolution of the Company, whether voluntarily or involuntarily, then a person selected by a majority vote of the Members to wind up the affairs of the Company shall file the Certificate of Cancellation.

     14.5 RIGHT TO DATA AFTER DISSOLUTION. After dissolution of the Company pursuant to SUBSECTIONS 14.1(A), (B), (C) or (E), each Member shall be entitled
             -------------------  ---  ---    ---
to make copies of all applicable information acquired hereunder before the effective date of termination not previously furnished to it, but a bankrupt or resigning Member causing a dissolution of the Company pursuant to SUBSECTION
                                                                      ----------
14.1(D)  shall  not  be  entitled  to  any  such  copies.
-------

     14.6  CONTINUING  AUTHORITY.  On  dissolution  of the Company under SECTION
                                                                         -------
14.1,  or  the  deemed  resignation of either Member pursuant to SECTIONS 3.2 or
----                                                             ------------
11.5,  the  Member  that was the Manager prior to such dissolution (or the other
----
Member in the event of a resignation by the Manager) shall have the power and authority to do all things on behalf of both Members that are reasonably necessary or convenient to: (a) wind up Operations and (b) complete any transaction and satisfy any obligation, unfinished or unsatisfied, at the time of such termination or resignation, if the transaction or obligation arises out of Operations prior to such termination or resignation. The Manager shall have the power and authority to grant or receive extensions of time or change the method of payment of an already existing liability or obligation, prosecute and defend actions on behalf of the Company and either or both Members, encumber Assets, and take any other reasonable action in any matter with respect to which the former Members continue to have, or appear or are alleged to have, a common interest or a common liability.

                             ARTICLE XV     DISPUTES

     15.1 GOVERNING LAW. Except for matters of title to the Properties or their Transfer, which shall be governed by the law of their situs, this Agreement shall be governed by and interpreted in accordance with the laws of the State of Nevada, without regard for any conflict of laws or choice of laws principles that would permit or require the application of the laws of any other jurisdiction.

     15.2 FORUM SELECTION. The parties submit to the jurisdiction of the Second Judicial Court of the State of Nevada, Washoe County, Nevada, and the United States District Court for the District of Nevada. The parties waive any objections to the jurisdiction of such courts and venue of any actions or proceedings in such courts arising from or relating to this Agreement.

     15.3 ARBITRATION. All disputes arising from or relating to this Agreement, including any dispute concerning the enforcement or construction of this Agreement, shall be decided and determined by arbitration in accordance with the provision of Chapter 30 of the Nevada Revised Statutes and, as applicable, the Commercial Arbitration Rules of the American Arbitration Association. The arbitration shall be administered by and conducted before a single arbitrator who must be an independent attorney licensed to practice law or an independent geologist or mining engineer who is recognized as having experience and knowledge of mining contract law and mining industry customs and practices. No person having a prior or existing attorney-client, business or family relationship with any of the parties or their principals shall be qualified to act as an arbitrator. The arbitration shall be held in Reno, Nevada.

15.4 DISPUTE RESOLUTION. All disputes arising under or in connection with this Agreement which cannot be resolved by agreement between the Members shall be resolved in accordance with applicable Law. If any legal action or other proceeding is brought for the enforcement of this Agreement, or because of an alleged dispute, breach, default, or misrepresentation in connection with any of the provisions of this Agreement, the successful or substantially prevailing Member shall be entitled to recover reasonable attorneys' fees and other costs incurred in that action or proceeding, in addition to any other relief to which it or they may be entitled.

                       ARTICLE XVI     GENERAL PROVISIONS

     16.1 NOTICES. All notices, payments and other required or permitted communications ("NOTICES") to either Member shall be in writing, and shall be addressed respectively as follows:

     If  to  BMGE:

               Attention:            James  E.  Mckay
               Mailing  Address:     One  East  Liberty,  Sixth  Floor
                                     Reno,  Nevada  89504
               Telephone:            775-686-6081
               Facsimile:            775-686-6066
               E-Mail:               jmckay@mckay.reno.nv.us
               With  a  Copy  to:    Mark  D.  Kucher
               Mailing  Address:     One  East  Liberty,  Sixth  Floor
                                     Reno,  Nevada  89504
               E-Mail:               kucher@earthlink.net

     If  to  NGXS:

               Attention:            Kenneth  N.  Tullar
               Mailing  Address:     101  Brownstone  Drive
                                     Reno,  Nevada  89512
               Telephone:            775-359-7722
               Facsimile:            775-359-7722
               E-Mail:               NvAuX@aol.com
               With  a  Copy  to:    Wade  A.  Hodges
               Mailing  Address:     14370  Riata  Circle
                                     Reno,  Nevada  89511-5702
               E-Mail:               WAHodges@aol.com

     All Notices shall be given (a) by personal delivery to the Member, (b) by electronic communication, capable of producing a printed transmission, (c) by registered or certified mail return receipt requested, or (d) by overnight or other express courier service. All Notices shall be effective and shall be deemed given on the date of receipt at the principal address if received during normal business hours, and, if not received during normal business hours, on the next business day following receipt, or if by electronic communication, on the date of such communication. Either Member may change its address by Notice to the other Member.

     16.2 GENDER. The singular shall include the plural, and the plural the singular wherever the context so requires, and the masculine, the feminine, and the neuter genders shall be mutually inclusive.

     16.3 CURRENCY. All references to "dollars" or "$" herein shall mean lawful currency of the United States of America.

     16.4 HEADINGS. The subject headings of the Sections and Subsections of this Agreement and the Paragraphs and Subparagraphs of the Exhibits to this Agreement are included for purposes of convenience only, and shall not affect the construction or interpretation of any of its provisions.

     16.5 WAIVER. The failure of either Member to insist on the strict performance of any provision of this Agreement or to exercise any right, power or remedy upon a breach hereof shall not constitute a waiver of any provision of this Agreement or limit such Member's right thereafter to enforce any provision or exercise any right.

     16.6 MODIFICATION. No modification of this Agreement shall be valid unless made in writing and duly executed by both Members.

     16.7 FORCE MAJEURE. Except for the obligation to make payments when due hereunder, the obligations of a Member shall be suspended to the extent and for the period that performance is prevented by any cause, whether foreseeable or unforeseeable, beyond its reasonable control, including, without limitation, labor disputes (however arising and whether or not employee demands are reasonable or within the power of the Member to grant); acts of God; Laws, instructions or requests of any government or governmental entity; judgments or orders of any court; inability to obtain on reasonably acceptable terms any public or private license, permit or other authorization; curtailment or suspension of activities to remedy or avoid an actual or alleged, present or prospective violation of Environmental Laws; action or inaction by any federal, state or local agency that delays or prevents the issuance or granting of any approval or authorization required to conduct Operations beyond the reasonable expectations of the Member seeking the approval or authorization (including, without limitation, a failure to complete any review and analysis required by the National Environmental Policy Act or any similar state law within two (2) months of initiation of that process); acts of war or conditions arising out of or attributable to war, whether declared or undeclared; riot, civil strife, insurrection or rebellion; fire, explosion, earthquake, storm, flood, sink holes, drought or other adverse weather condition; delay or failure by suppliers or transporters of materials, parts, supplies, services or equipment or by contractors' or subcontractors' shortage of, or inability to obtain, labor, transportation, materials, machinery, equipment, supplies, utilities or services; accidents; breakdown of equipment, machinery or facilities; actions by native rights groups, environmental groups, or other similar special interest groups; or any other cause whether similar or dissimilar to the foregoing. The affected Member shall promptly give notice to the other Member of the suspension of performance, stating therein the nature of the suspension, the reasons therefore, and the expected duration thereof. The affected Member shall resume performance as soon as reasonably possible. During the period of suspension the obligations of both Members to advance funds pursuant to SECTION 11.2 shall be reduced to levels consistent with then current Operations.

     16.8 RULE AGAINST PERPETUITIES. The Members do not intend that there shall be any violation of the Rule Against Perpetuities, the Rule Against Unreasonable Restraints on the Alienation of Property, or any similar rule. Accordingly, if any right or option to acquire any interest in the Properties, in an Ownership Interest, in the Assets, or in any real property exists under this Agreement, such right or option must be exercised, if at all, so as to vest such interest within time periods permitted by applicable rules. If, however, any such violation should inadvertently occur, the Members hereby agree that a court shall reform that provision in such a way as to approximate most closely the intent of the Members within the limits permissible under such rules.

     16.9 FURTHER ASSURANCES. Each of the Members shall take, from time to time and without additional consideration, such further actions and execute such additional instruments as may be reasonably necessary or convenient to implement and carry out the intent and purpose of this Agreement or as may be reasonably required by lenders in connection with Project Financing.

     16.10 ENTIRE AGREEMENT; SUCCESSORS AND ASSIGNS. This Agreement contains the entire understanding of the Members and supersedes all prior agreements and understandings between the Members relating to the subject matter hereof. This Agreement shall be binding upon and inure to the benefit of the respective successors and permitted assigns of the Members.

     16.11 COUNTERPARTS. This Agreement may be executed in any number of counterparts, and it shall not be necessary that the signatures of both Members be contained on any counterpart. Each counterpart shall be deemed an original, but all counterparts together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the Effective Date.

                                   BMGE
                                   By:  /s/ Mark D. Kucher
                                        -------------------------------
                                   Name:  Mark D. Kucher
                                   Title: President and Chief Executive Officer

                                   NGXS
                                   By:  /s/ Kenneth N. Tullar
                                        -------------------------------
                                   Name:  Kenneth N.  Tullar
                                   Title: President

                                    EXHIBIT A

                                       TO

                       EXPLORATION, DEVELOPMENT AND MINING
                            LIMITED LIABILITY COMPANY
                               OPERATING AGREEMENT

                                 By And Between

                                      BMGE

                                       And

                                      NGXS

                    EXHIBIT A     ASSETS AND AREA OF INTEREST

     1.1 INTELLECTUAL PROPERTIES AND TITLE EXCEPTIONS. NGSX grants to BMGE a limited, exclusive license to use NGXS's proprietary water chemistry database (the "Database"), NGXS's proprietary data reduction and orientation processes for its GIS database for the state of Nevada and NGXS's proprietary water sampling protocol. This license is limited and BMGE shall have no right to assign, convey, disclose, lease, license or sub-license the Database or the related intellectual property without NGXS's prior written consent. NGXS shall retain all rights of control and ownership of, in and to the Database and related intellectual property, including any and all additions or modifications of the Database. The limited, exclusive license granted by NGXS to BMGE will terminate upon BMGE expending $3,250,000 or upon BMGE failing to make a contribution according to EXHIBIT I.
                             ----------

1.2     AREA  OF  INTEREST.  The  Area  of  Interest  is  the  State  of Nevada.

                                    EXHIBIT B

                                       TO

                       EXPLORATION, DEVELOPMENT AND MINING
                            LIMITED LIABILITY COMPANY
                               OPERATING AGREEMENT

                                 By And Between

                                      BMGE

                                       And

                                      NGXS

                       EXHIBIT B     ACCOUNTING PROCEDURES

     The financing and accounting procedures to be followed by the Manager and the Members under the Agreement are set forth below. All capitalized terms in these Accounting Procedures shall have the definition attributed to them in the Agreement, unless defined otherwise herein.

     The purpose of these Accounting Procedures is to establish equitable methods for determining charges and credits applicable to Operations. It is the intent of the Members that neither of them shall lose or profit by reason of the designation of one of them to exercise the duties and responsibilities of the Manager. The Members shall meet and in good faith endeavor to agree upon changes deemed necessary to correct any unfairness or inequity. In the event of a conflict between the provisions of these Accounting Procedures and those of the Agreement, the provisions of the Agreement shall control.

                        ARTICLE I     GENERAL PROVISIONS

     1.1 GENERAL ACCOUNTING RECORDS. The Manager shall maintain detailed and comprehensive cost accounting records in accordance with these Accounting Procedures, including general ledgers, supporting and subsidiary journals, invoices, checks and other customary documentation, sufficient to provide a record of revenues and expenditures and periodic statements of financial position and the results of Operations for managerial, tax, regulatory or other financial, regulatory, or legal reporting purposes related to the Company. Such records shall be retained for the duration of the period allowed the Members for audit or the period necessary to comply with tax or other regulatory requirements. The records shall reflect all obligations, advances and credits of the Members.

     1.2 CASH MANAGEMENT ACCOUNTS. The Manager shall maintain one or more separate cash management accounts for the payment of all expenses and the deposit of all cash receipts for the Company.

     1.3 STATEMENTS AND BILLINGS. The Manager shall prepare statements and bill the Members as provided in ARTICLE XI of the Agreement. Payment of any such
                                ----------
billings by either Member, including the Manager, shall not prejudice such Member's right to protest or question the correctness thereof for a period not to exceed twenty-four (24) months following the calendar year during which such billings were received by such Member. All written exceptions to and claims upon the Manager for incorrect charges, billings or statements shall be made upon the Manager within such twenty-four (24) month period. The time period permitted for adjustments hereunder shall not apply to adjustments resulting from periodic inventories  as  provided  in  PARAGRAPHS  5.1  and  5.2.
                               --------------------------

                   ARTICLE II     CHARGES TO BUSINESS ACCOUNT

     Subject to the limitations hereinafter set forth, the Manager shall charge the Business Account with the following:

     2.1 PROPERTY ACQUISITION COSTS, RENTALS, ROYALTIES AND OTHER PAYMENTS. All property acquisition and holding costs, including Governmental Fees, filing fees, license fees, costs of permits and assessment work, delay rentals, production royalties, including any required advances, and all other payments made by the Manager which are necessary to acquire or maintain title to the Assets.

     2.2  LABOR  AND  EMPLOYEE  BENEFITS.

(a) Salaries and wages of the Manager's employees directly engaged in Operations, including salaries or wages of employees who are temporarily assigned to and directly employed by same.

(b) The Manager's cost of holiday, vacation, sickness and disability benefits, and other customary allowances applicable to the salaries and wages chargeable under SUBPARAGRAPH 2.2(A) and PARAGRAPH 2.12. Such costs may be
                       ---------------------------------------
     charged on a "when and as paid basis" or by "percentage assessment" on the amount of salaries and wages. If percentage assessment is used, the rate shall be applied to wages or salaries excluding overtime and bonuses. Such rate shall be based on the Manager's cost experience and it shall be periodically adjusted at least annually to ensure that the total of such charges does not exceed the actual cost thereof to the Manager.

(c) The Manager's actual cost of established plans for employees' group life insurance, hospitalization, pension, retirement, stock purchase, thrift, bonus (except production or incentive bonus plans under a union contract based on actual rates of production, cost savings and other production factors, and similar non-union bonus plans customary in the industry or necessary to attract competent employees, which bonus payments shall be considered salaries and wages under SUBPARAGRAPH 2.2(A) or PARAGRAPH 2.12
                                           -------------------------------------
     rather than employees' benefit plans) and other benefit plans of a like nature applicable to salaries and wages chargeable under SUBPARAGRAPHS
                                                                   -------------
     2.2(A) or PARAGRAPH 2.12, provided that the plans are limited to the extent
     ------------------------
     feasible  to  those  customary  in  the  industry.

(d) Cost of assessments imposed by governmental authority that are applicable to salaries and wages chargeable under SUBPARAGRAPH 2.2(A) and PARAGRAPH
                                               ---------------------------------
     2.12,  including  all  penalties  except  those  resulting from the willful
     ----
     misconduct  or  gross  negligence  of  the  Manager.

     2.3 MATERIALS, EQUIPMENT AND SUPPLIES. The cost of materials, equipment and supplies (herein called "Material") purchased from unaffiliated third parties or furnished by either Member as provided in PARAGRAPH 3.2. The Manager
                                                      -------------
shall purchase or furnish only so much Material as may be required for immediate use in efficient and economical Operations. The Manager shall also maintain inventory levels of Material at reasonable levels to avoid unnecessary accumulation of surplus stock.

     2.4 EQUIPMENT AND FACILITIES FURNISHED BY MANAGER. The cost of machinery, equipment and facilities owned by the Manager and used in Operations or used to provide support or utility services to Operations charged at rates commensurate with the actual costs of ownership and operation of such machinery, equipment and facilities. Such rates shall include costs of maintenance, repairs, other operating expenses, insurance, taxes, depreciation and interest at a rate not to exceed Prime Rate plus three percent (3%) per annum. Such rates shall not exceed the average commercial rates currently prevailing in the vicinity of the Operations.

     2.5 TRANSPORTATION. Reasonable transportation costs incurred in connection with the transportation of employees and material necessary for Operations.

     2.6 CONTRACT SERVICES AND UTILITIES. The cost of contract services and utilities procured from outside sources, other than services described in PARAGRAPHS 2.9 and 2.13. If contract services are performed by the Manager or an
-----------------------
Affiliate thereof, the cost charged to the Business Account shall not be greater than that for which comparable services and utilities are available in the open market within the vicinity of Operations. The cost of professional consultant services procured from outside sources in excess of Twenty-Five Thousand Dollars ($25,000.00) per annum per contract shall not be charged to the Business Account unless approved by the Management Committee.

     2.7 INSURANCE PREMIUMS. Net premiums paid for insurance required to be carried for Operations for the protection of the Members. When Operations are conducted in an area where the Manager may self-insure for Workers' Compensation and/or Employer's Liability under state law, the Manager may elect to include such risks in its self-insurance program and shall charge its costs of self-insuring such risks to the Business Account provided that such charges shall not exceed published manual rates.

     2.8 DAMAGES AND LOSSES. All costs in excess of insurance proceeds necessary to repair or replace damage or losses to any Assets resulting from any cause other than the willful misconduct or gross negligence of the Manager. The Manager shall furnish the Management Committee with written notice of damages or losses as soon as practicable after a report thereof has been received by the Manager.

     2.9 LEGAL AND REGULATORY EXPENSE. Except as otherwise provided in PARAGRAPH
                                                                       ---------
2.13,  all legal and regulatory costs and expenses incurred in or resulting from
----
Operations or necessary to protect or recover the Assets of the Company, including costs of title investigation and title curative services. All attorneys' fees and other legal costs to handle, investigate, and settle litigation or claims, and amounts paid in settlement of such litigation or claims in excess of Twenty-Five Thousand Dollars ($25,000.00) per annum shall not be charged to the Business Account unless approved by the Management Committee.

     2.10  AUDIT.  Cost  of  annual  audits  under  SUBSECTION  11.6(A)  of  the
                                                    -------------------
Agreement.

     2.11 TAXES. All taxes, assessments and like charges on Operations and Assets which have been paid by the Manager for the benefit of the Members. Each Member is separately responsible for taxes determined or measured by a Member's sales revenue or net income.

     2.12 FIELD SUPERVISION AND CAMP EXPENSES. A pro rata portion of: (i) the salaries and expenses of the Manager's superintendent and other employees serving Operations whose time is not allocated directly to such Operations, and
(ii) the costs of maintaining and operating an office and any necessary sub office and (iii) all necessary camps, including housing facilities for employees, used for Operations. The expense of those facilities, less any revenue there from, shall include depreciation or a fair monthly rental in lieu of depreciation of the investment. The total of such charges for all Properties served by the Manager's employees and facilities shall be apportioned to the Business Account on the basis of a ratio to be approved by the Management Committee.

     2.13  ADMINISTRATIVE  CHARGE.

(a) Each month, the Manager shall charge the Business Account a sum for each phase of Operations as provided below, which shall be a liquidated amount to reimburse the Manager for its home office overhead and general and administrative expenses to conduct each phase of Operations, and which shall be in lieu of any management fee and for taxes based on production of
     Products: (i) Exploration Phase three percent (3%) of Allowable Costs up to five million Dollars ($5,000,000), and one percent (1%) of Allowable Costs over five million Dollars ($5,000,000). (ii) Development Phase five percent (5%) of Allowable Costs up to ten million Dollars ($10,000,000), and one percent (1%) of Allowable Costs over ten million Dollars ($10,000,000).
     (iii) Major Construction Phase ten percent (10%) of Allowable Costs up to twenty five million Dollars ($25,000,000), and one percent (1%) of Allowable Costs over twenty five million Dollars ($25,000,000). (iv) Mining Phase ten percent (10%) of Allowable Costs.

(b) The term "Allowable Costs" as used in this Paragraph for a particular phase of Operations shall mean all charges to the Business Account excluding: (i) the administrative charge referred to herein; (ii) depreciation, depletion or amortization of tangible or intangible Assets; (iii) amounts charged in accordance with PARAGRAPHS 2.1 and 2.9; and (iv) marketing costs. The
                       -------------------------
     Manager shall attribute such Allowable Costs to a particular phase of Operations by applying the following guidelines: (A) The Exploration Phase shall cover those Operations conducted to ascertain the existence, location, extent or quantity of any deposit of ore or mineral. (B) The Development Phase shall cover those Operations, including Pre-Feasibility and Feasibility Study Operations, conducted to assess a commercially feasible ore body or to extend production of an existing ore body, and to construct or install related fixed Assets. (C) The Major Construction Phase shall include all Operations involved in the construction of a mill, smelter or other ore processing facilities. (D) The Mining Phase shall include all other Operations activities not otherwise covered above, including activities conducted after Mining Operations have ceased.

(c) Various phases of Operations may be conducted concurrently, in which event the administrative charge shall be calculated separately for Allowable Costs attributable to each phase.

(d) The monthly administration charge determined for each phase of Operations shall be a liquidated amount to reimburse Manager for its home office overhead and general and administrative expenses for its conduct of Operations, and shall be equitably apportioned among all of the properties served during such monthly period on the basis of a ratio approved by the Management Committee.

(e) The following is a representative list of items that constitute the Manager's principal business office expenses that are expressly covered by the administrative charge provided in this Paragraph, except to the extent that such items are directly chargeable to the Business Account under other provisions of this Article II: (i) Administrative supervision, which includes all services rendered by managers, department supervisors, officers and directors of the Manager for Operations. (ii) Accounting, data processing, personnel administration, billing and record keeping in accordance with governmental regulations and the provisions of the Agreement, and preparation of reports; (iii) The services of tax counsel and tax administration employees for all tax matters, including any protests, except any outside professional fees which the Management Committee may approve as a direct charge to the Business Account; (iv) Routine legal services rendered by outside sources and the Manager's legal staff not otherwise charged to the Business Account under PARAGRAPH 2.9,
                                                                  --------------
     including property acquisition, attorney management and oversight, and support services provided by Manager's legal staff concerning any litigation; and (v) Rentals and other charges for office and records storage space, telephone service, office equipment and supplies.

(f) The Management Committee shall annually review the administrative charges and shall amend the methodology or rates used to determine such charges if they are found to be insufficient or excessive based on the principles that the Manager shall not make a profit or suffer a loss and that it should be fairly and adequately compensated for its costs and expenses.

     2.14 ENVIRONMENTAL COMPLIANCE FUND. Costs of reasonably anticipated Environmental Compliance which, on a Program basis, shall be determined by the Management Committee and shall be based on proportionate contributions in an amount sufficient to establish a fund, which through successive proportionate contributions during the life of the Company, will pay for ongoing Environmental Compliance conducted during Operations and which will aggregate the reasonably anticipated costs of mine closure, post-Operations Environmental Compliance and Continuing Obligations. The Manager shall invest such amounts on behalf of the Members as provided in SUBSECTION 9.2(S) of the Agreement.
                           ------------------

     2.15 OTHER EXPENDITURES. Any reasonable direct expenditure, other than expenditures which are covered by the foregoing provisions, incurred by the Manager for the necessary and proper conduct of Operations.

              ARTICLE III     BASIS OF CHARGES TO BUSINESS ACCOUNT

     3.1 PURCHASES. Material purchased and services procured from third parties shall be charged to the Business Account by the Manager at invoiced cost, including applicable transfer taxes, less all discounts taken. If any Material is determined to be defective or is returned to a vendor for any other reason, the Manager shall credit the Business Account when an adjustment is received from the vendor.

     3.2 MATERIAL FURNISHED BY A MEMBER FOR USE IN THE BUSINESS. Any Material furnished by either Member for use in the Business or distributed to either Member by the Manager shall be priced on the following basis:

(a)  New  Material.  New  Material  furnished  by  either Member shall be priced
     -------------
     F.O.B. the nearest reputable supply store or railway receiving point, where like Material is available, at the current replacement cost of the same kind of Material, exclusive of any available cash discounts, at the time it is furnished (the "NEW PRICE").

(b)  Used  Material.  (i)  Used  Material in sound and serviceable condition and
     --------------
     suitable for reuse without reconditioning shall be priced as follows: (A) Used Material furnished by either Member shall be priced at seventy-five percent (75%) of the New Price; (B) Used Material distributed to either Member shall be priced (i) at seventy-five percent (75%) of the New Price if such Material was originally charged to the Business Account as new
     Material, or (ii) at sixty-five percent (65%) of the New Price if such Material was originally charged to the Business Account as good used Material at seventy-five percent (75%) of the New Price. (ii) Other used Material that, after reconditioning, will be further serviceable for original function as good secondhand Material, or that is serviceable for original function but not substantially suitable for reconditioning, shall be priced at fifty percent (50%) of New Price. The cost of any reconditioning shall be borne by the transferee. (iii) Bad-Order Material which is no longer usable for its original purpose without excessive repair cost but further usable for some other purpose shall be priced on a basis comparable with items normally used for that purpose. (iv) All other Material, including junk, shall be priced at a value commensurate with its use or at prevailing prices.

(c)  Obsolete  Material.  Any  Material  that  is serviceable and usable for its
     ------------------
     original function, but its condition is not equivalent to that which would justify a price as provided above, shall be priced by the Management Committee. Such price shall be set at a level that will result in a charge to the Business Account equal to the value of the service to be rendered by such Material.

     3.3 PREMIUM PRICES. Whenever Material is not readily obtainable at published or listed prices because of national emergencies, strikes or other unusual circumstances over which the Manager has no control, the Manager may charge the Business Account for the required Material on the basis of the Manager's direct cost and expenses incurred in procuring such Material and making it suitable for use. The Manager shall give written notice of the proposed charge to the Members prior to the time when such charge is to be billed, whereupon either Member shall have the right, by notifying the Manager within ten days of the delivery of the notice from the Manager, to furnish at the usual receiving point all or part of its share of Material suitable for use and acceptable to the Manager.

     3.4 WARRANTY OF MATERIAL FURNISHED BY THE MANAGER OR MEMBERS. Neither Member warrants any Material furnished beyond any dealer's or manufacturer's warranty and no credits shall be made to the Business Account for defective
Material until adjustments are received by the Manager from the dealer, manufacturer or their respective agents.

                       ARTICLE IV     DISPOSAL OF MATERIAL

     4.1 DISPOSITION GENERALLY. The Manager shall have no obligation to purchase either Member's interest in Material. The Management Committee shall determine the disposition of major items of surplus Material, provided the Manager shall have the right to dispose of normal accumulations of junk and scrap Material either by sale or by transfer to the Members as provided in PARAGRAPH 4.2 below.

     4.2 DISTRIBUTION TO MEMBERS. Any Material to be distributed to the Members shall be made in proportion to their respective Participating Interests, and corresponding credits shall be made to the Business Account on the basis provided in PARAGRAPH 3.2.
              ---------------

     4.3 SALES. Sales of Material to third parties shall be credited to the Business Account at the net amount received. Any damages or claims by the Purchaser shall be charged back to the Business Account if and when paid.

                            ARTICLE V     INVENTORIES

     5.1 PERIODIC INVENTORIES, NOTICE AND REPRESENTATIONS. At reasonable intervals, inventories shall be taken by the Manager, which shall include all such Material as is ordinarily considered controllable by operators of mining properties and the expense of conducting such periodic inventories shall be charged to the Business Account. The Manager shall give written notice to the Members of its intent to take any inventory at least thirty (30) days before such inventory is scheduled to take place. A Member shall be deemed to have accepted the results of any inventory taken by the Manager if the Member fails to be represented at such inventory.

     5.2 RECONCILIATION AND ADJUSTMENT OF INVENTORIES. Reconciliation of inventory with charges to the Business Account shall be made, and a list of overages and shortages shall be furnished to the Management Committee within six
(6) months after the inventory is taken. Inventory adjustments shall be made by the Manager to the Business Account for overages and shortages, but the Manager shall be held accountable to the Company only for shortages due to lack of reasonable diligence.

                                    EXHIBIT C

                                       TO

                       EXPLORATION, DEVELOPMENT AND MINING
                            LIMITED LIABILITY COMPANY
                               OPERATING AGREEMENT

                                 By And Between

                                      BMGE

                                       And

                                      NGXS

                            EXHIBIT C     TAX MATTERS

                      ARTICLE I     EFFECT OF THIS EXHIBIT

     This Exhibit shall govern the relationship of the Members and the Company with respect to tax matters and the other matters addressed herein. Except as otherwise indicated, capitalized terms used in this Exhibit shall have the meanings given to them in the Agreement. In the event of a conflict between this Exhibit and the other provisions of the Agreement, the terms of this Exhibit shall control.

                       ARTICLE II     TAX MATTERS PARTNER

     2.1 DESIGNATION OF TAX MATTERS PARTNER. The Manager is hereby designated the tax matters partner (the "TMP") as defined in Section 6231(a)(7) of the Internal Revenue Code of 1986 (the "CODE") and shall be responsible for, make elections for, and prepare and file any federal and state tax returns or other required tax forms following approval of the Management Committee. In the event of any change in Manager, the Member serving as Manager at the end of a taxable year shall continue as TMP with respect to all matters concerning such year unless the TMP for that year is required to be changed pursuant to applicable Treasury Regulations. The TMP and the other Member shall use reasonable best efforts to comply with the responsibilities outlined in this
ARTICLE II and in Sections 6221 through 6233 of the Code (including any Treasury
---------
regulations promulgated thereunder) and in doing so shall incur no liability to any other party.

     2.2  NOTICE.  Each  Member  shall  furnish  the  TMP  with such information
(including information specified in Section 6230(e) of the Code) as it may reasonably request to permit it to provide the Internal Revenue Service with sufficient information to allow proper notice to the Members in accordance with
Section 6223 of the Code. The TMP shall keep each Member informed of all administrative and judicial proceedings for the adjustment at the partnership level of partnership items in accordance with Section 6223(g) of the Code.

     2.3 INCONSISTENT TREATMENT OF TAX ITEM. If an administrative proceeding contemplated under Section 6223 of the Code has begun, and the TMP so requests, each Member shall notify the TMP of its treatment of any partnership item on its federal income tax return that is inconsistent with the treatment of that item on the partnership return.

     2.4 EXTENSIONS OF LIMITATION PERIODS. The TMP shall not enter into any extension of the period of limitations as provided under Section 6229 of the Code without first giving reasonable advance notice to the other Member of such intended action.

     2.5 REQUESTS FOR ADMINISTRATIVE ADJUSTMENTS. Neither Member shall file, pursuant to Section 6227 of the Code, a request for an administrative adjustment of partnership items for any taxable year of the Company without first notifying the other Member. If the other Member agrees with the requested adjustment, the TMP shall file the request for administrative adjustment on behalf of the Company. If consent is not obtained within thirty (30) days after notice from the proposing Member, or within the period required to timely file the request for administrative adjustment, if shorter, either Member, including the TMP, may file that request for administrative adjustment on its own behalf.

     2.6  JUDICIAL PROCEEDINGS. Either Member intending to file a petition under
Section 6226, 6228 or other sections of the Code with respect to any partnership item, or other tax matters involving the Company, shall notify the other Member of such intention and the nature of the contemplated proceeding. If the TMP is the Member intending to file such petition, such notice shall be given within a reasonable time to allow the other Member to participate in the choosing of the forum in which such petition will be filed. If both Members do not agree on the appropriate forum, then the appropriate forum shall be decided in accordance with SECTION 8.2 of the Agreement. If a deadlock results, the TMP shall choose
      ------------
the forum. If either Member intends to seek review of any court decision rendered as a result of a proceeding instituted under the preceding part of this Paragraph, such Member shall notify the other Member of such intended action.

     2.7 SETTLEMENTS. The TMP shall not bind the other Member to a settlement agreement without first obtaining the written consent of any such Member. Either Member who enters into a settlement agreement for its own account with respect to any partnership items, as defined by Section 6231(a)(3) of the Code, shall notify the other Member of such settlement agreement and its terms within ninety
(90)  days  from  the  date  of  settlement.

     2.8 FEES AND EXPENSES. The TMP shall not engage legal counsel, certified public accountants, or others without the prior consent of the Management Committee. Either Member may engage legal counsel, certified public accountants, or others in its own behalf and at its sole cost and expense. Any reasonable item of expense, including but not limited to fees and expenses for legal counsel, certified public accountants, and others which the TMP incurs (after proper consent by the Management Committee as provided above) in connection with any audit, assessment, litigation, or other proceeding regarding any partnership item, shall constitute proper charges to the Business Account and shall be borne by the Members as any other item which constitutes a direct charge to the Business Account pursuant to the Agreement.

     2.9 SURVIVAL. The provisions of the foregoing paragraphs, including but not limited to the obligation to pay fees and expenses contained in PARAGRAPH 2.8
                                                                   -------------
above, shall survive the termination of the Company or the termination of either Member's interest in the Company and shall remain binding on the Members for a period of time necessary to resolve with the Internal Revenue Service or the Department of the Treasury any and all matters regarding the federal income taxation of the Company for the applicable tax year(s).

                  ARTICLE III     TAX ELECTIONS AND ALLOCATIONS

     3.1 COMPANY ELECTION. It is understood and agreed that the Members intend to create a partnership for United States federal and state income tax purposes, and, unless otherwise agreed to hereafter by both Members, no Member shall take any action to change the status of the Company as a partnership under Treas. Reg. 1.7701-3 or similar provision of state law. It is understood and agreed that the Members intend to create a partnership for federal and state income tax purposes only. The Manager shall file with the appropriate office of the Internal Revenue Service a partnership income tax return covering the Operations. The Members recognize that the Agreement may be subject to state income tax statutes. The Manager shall file with the appropriate offices of the state agencies any required partnership state income tax returns. Each Member agrees to furnish to the Manager any information it may have relating to Operations as shall be required for proper preparation of such returns. The Manager shall furnish to the other Member for its review a copy of each proposed income tax return at least two weeks prior to the date the return is filed.

     3.2 TAX ELECTIONS. The Company shall make the following elections for purposes of all partnership income tax returns:

(a) To use the cash method of accounting, unless required otherwise by regulatory statute.

(b) Pursuant to the provisions at Section 706(b)(1) of the Code, to use as its taxable year the year ended December. In this connection, BMGE represents that its taxable year is the year ending December and NGXS represents that its taxable year is the year ending December.

(c)  To  deduct  currently all development expenses to the extent possible under
     Section  616  of  the  Code.

(d) Unless the Members unanimously agree otherwise, to compute the allowance for depreciation in respect of all depreciable Assets using the maximum accelerated tax depreciation method and the shortest life permissible or, at the election of the Manager, using the units of production method of depreciation.

(e) To treat advance royalties as deductions from gross income for the year paid or accrued to the extent permitted by law.

(f) To adjust the basis of property of the Company under Section 754 of the Code at the request of either Member;

(g) To amortize over the shortest permissible period all organizational expenditures and business start-up expenses under Sections 195 and 709 of the Code;

     Any other election required or permitted to be made by the Company under the Code or any state tax law shall be made as determined by the Management Committee.

     Each Member shall elect under Section 617(a) of the Code to deduct currently all exploration expenses. Each Member reserves the right to capitalize its share of development and/or exploration expenses of the Company in accordance with Section 59(e) of the Code, provided that a Member's election to capitalize all or any portion of such expenses shall not affect the Member's Capital Account.

     3.3 ALLOCATIONS TO MEMBERS. Allocations for Capital Account purposes shall be in accordance with the following:

(a) Exploration expenses and development cost deductions shall be allocated among the Members in accordance with their respective contributions to such expenses and costs.

(b) Depreciation and amortization deductions with respect to a depreciable Asset shall be allocated among the Members in accordance with their respective contributions to the adjusted basis of the Asset

(c) Production and operating cost deductions shall be allocated among the Members in accordance with their respective contributions to such costs.

(d) Deductions for depletion (to the extent of the amount of such deductions that would have been determined for Capital Account purposes if only cost depletion were allowable for federal income tax purposes) shall be allocated to the Members in accordance with their respective contributions to the adjusted basis of the depletable property. Any remaining depletion deductions shall be allocated to the Members so that, to the extent possible, the Members receive the same total amounts of percentage depletion as they would have received if percentage depletion were allocated to the Members in proportion to their respective shares of the gross income used as the basis for calculating the federal income tax deduction for percentage depletion.

(e) Subject to SUBPARAGRAPH 3.3(G) below, gross income on the sale of production shall be allocated in accordance with the Members' rights to share in the proceeds of such sale.

(f) Except as provided in SUBPARAGRAPH 3.3(G) below, gain or loss on the sale of a depreciable or depletable asset shall be allocated so that, to the extent possible, the net amount reflected in the Members' Capital Account with respect to such property (taking into account the cost of such property, depreciation, amortization, depletion or other cost recovery deductions and gain or loss) most closely reflects the Members' Ownership Interests.

(g) Gains and losses on the sale of all or substantially all the Assets of the Company shall be allocated so that, to the extent possible, the Members' resulting Capital Account balances are in the same ratio as their Ownership Interests at the time of such sale.

(h) The Members acknowledge that expenses and deductions allocable under the preceding provisions of this Paragraph may be required to be capitalized into production under Section 263A of the Code. With respect to such capitalized expenses or deductions, the allocation of gross income on the sale of production shall be adjusted, in any reasonable manner consistently applied by the Manager, so that the same net amount (subject possibly to timing differences) is reflected in the Capital Accounts as if such expenses or deductions were instead deductible and allocated pursuant to the preceding provisions of this Paragraph.

(i) All deductions and losses that are not otherwise allocated in this Paragraph shall be allocated among the Members in accordance with their respective contributions to the costs producing each such deduction or to the adjusted basis of the Asset producing each such loss.

(j) Any recapture of exploration expenses under Section 617(b)(1)(A) of the Code, and any disallowance of depletion under Section 617(b)(1)(B) of the Code, shall be borne by the Members in the same manner as the related exploration expenses were allocated to, or claimed by, them.

(k) All other items of income and gain shall be allocated to the Members in accordance with their Ownership Interests.

(l)  If a reduced Ownership Interest is restored pursuant to SECTION 10.6 of the
                                                             ------------
     Agreement, the Manager shall endeavor to allocate items of income, gain, loss, and deduction (in the same year as the restoration of such Ownership Interest or, if necessary, in subsequent years) so as to cause the Capital Account balances of the Members to be the same as they would have been if the restored Ownership Interest had never been reduced.

(m) If the Members' Ownership Interests change during any taxable year of the Company, the distributive share of items of income, gain, loss and deduction of each Member shall be determined in any manner (1) permitted by
     Section 706 of the Code, and (2) agreed by both Members. If the Members cannot agree on a method, the method shall be determined by the Manager in consultation with the Company's tax advisers, with preference given to the interim closing-of-the-books method except where application of that method would result in undue administrative expense in relationship to the amount of the items to be allocated.

(n)  For purposes of this PARAGRAPH 3.3, items financed through indebtedness of,
                          -------------
     or from revenues of, the Company shall be treated as funded from contributions made by the Members to the Company in accordance with their Ownership Interests. "NONRECOURSE DEDUCTIONS," as defined by Treas. Reg. 1.704-2(b)(1) shall be allocated between the Members in proportion to their Ownership Interests.

     3.4     REGULATORY ALLOCATIONS. Notwithstanding the provisions of Paragraph
3.3 to the contrary, the following special allocations shall be given effect for purposes of maintaining the Members' Capital Accounts.

(a) If either Member unexpectedly receives any adjustments, allocations, or distributions described in Treas. Reg. 1.704-1(b)(2)(ii)(d)(4), 1.704-1(b)(2)(ii)(d)(5) or 1.704-1(b)(2)(ii)(d)(6), which result in a deficit Capital Account balance, items of income and gain shall be specially allocated to each such Member in an amount and manner sufficient to eliminate, to the extent required by the Treasury Regulations, the Capital Account deficit of such Member as quickly as possible. For the purposes of this SUBPARAGRAPH 3.4(A), each Member's Capital Account balance shall be increased by the sum of (i) the amount such Member is obligated to restore pursuant to any provision of the Agreement, and (ii) the amount such Member is deemed to be obligated to restore pursuant to the penultimate sentences of Treas. Reg. 1.704-2(g)(1) and 1.704-2(i)(5).
(b) If there is a net decrease in partnership minimum gain for a taxable year of the Company, each Member shall be allocated items of income and gain for that year equal to that Member's share of the net decrease in partnership minimum gain, all in accordance with Treas. Reg. 1.704-2(f). If, during a taxable year of the Company, there is a net decrease in partner nonrecourse debt minimum gain, any Member with a share of that partner nonrecourse debt minimum gain as of the beginning of the year shall be allocated items of income and gain for the year (and, if necessary, for succeeding years) equal to that partner's share of the net decrease in partner nonrecourse debt minimum gain, all in accordance with Treas. Reg. 1.704-2(i)(4). Pursuant to Treas. Reg. 1.704-2(i)(1), deductions attributable to "PARTNER NONRECOURSE LIABILITY" shall be allocated to the Member that bears the economic risk of loss for such liability (or is treated as bearing such risk).

(c) If the allocation of deductions to either Member would cause such Member to have a deficit Capital Account balance at the end of any taxable year of the Company (after all other allocations provided for in this ARTICLE III
                                                                     -----------
     have been made and after giving effect to the adjustments described in SUBPARAGRAPH 3.4(A)), such deductions shall instead be allocated to the
     --------------------
     other  Member.

     3.5     CURATIVE  ALLOCATIONS.  The  allocations set forth in PARAGRAPH 3.4
                                                                   -------------
(the "REGULATORY ALLOCATIONS") are intended to comply with certain requirements of the Treasury Regulations. It is the intent of the Members that, to the extent possible, all Regulatory Allocations shall be offset either with other Regulatory Allocations or with special allocations of other items of income, gain, loss or deduction pursuant to this Paragraph. Therefore, notwithstanding any other provisions of this ARTICLE III (other than the Regulatory
                                  ------------
Allocations), the Manager shall make such offsetting special allocations of income, gain, loss or deduction in whatever manner it determines appropriate so that, after such offsetting allocations are made, each Member's Capital Account balance is, to the extent possible, equal to the Capital Account balance such Member would have had if the Regulatory Allocations were not part of the Agreement and all items were allocated pursuant to PARAGRAPH 3.3 without regard
                                                    -------------
to  PARAGRAPH  3.4.
    --------------

     3.6 TAX ALLOCATIONS. Except as otherwise provided in this PARAGRAPH 3.6, items of taxable income, deduction, gain and loss shall be allocated in the same manner as the corresponding item is allocated for book purposes under PARAGRAPHS
                                                                      ----------
3.3,  3.4  and  3.5  of  the  corresponding  item determined for Capital Account
-------------------
purposes.

(a) Recapture of tax deductions arising out of a disposition of property shall, to the extent consistent with the allocations for tax purposes of the gain or amount realized giving rise to such recapture, be allocated to the Members in the same proportions as the recaptured deductions were originally allocated or claimed.

(b) To the extent required by Section 704(c) of the Code, income, gain, loss, and deduction with respect to property contributed to the Company by a Member shall be shared among both Members so as to take account of the variation between the basis of the property to the Company and its fair market value at the time of contribution. The Members intend that Section 704(c) shall effect no allocations of tax items that are different from the allocations under PARAGRAPHS 3.3, 3.4 and 3.5 of the corresponding items
                         ----------------------------
     for Capital Account purposes; provided that gain or loss on the sale of property contributed to the Company shall be allocated to the contributing member to the extent of built-in gain or loss, respectively, as determined under Treas. Reg. 1.704-3(a). However, to the extent that allocations of other tax items are required pursuant to Section 704(c) of the Code to be made other than in accordance with the allocations under PARAGRAPHS 3.3,
                                                                 ---------------
     3.4  and  3.5  of  the  corresponding  items  for Capital Account purposes,
     -------------
     Section 704(c) shall be applied in accordance with the method available under Treas. Reg. 1.704-3 which most closely approximates the allocations set forth in PARAGRAPHS 3.3, 3.4 and 3.5.
                     --------------------------------

(c) Depletion deductions with respect to contributed property shall be determined without regard to any portion of the property's basis that is attributable to precontribution expenditures by BMGE that were capitalized under Code Sections 616(b), 59(e) and 291(b). Deductions attributable to precontribution expenditures by BMGE shall be calculated under such Code Sections as if BMGE continued to own the depletable property to which such deductions are attributable, and such deductions shall be reported by the Company and shall be allocated solely to BMGE.

(d) The Members understand the allocations of tax items set forth in this PARAGRAPH 3.6, and agree to report consistently with such allocations for
     --------------
     federal  and  state  tax  purposes.

                  ARTICLE IV     CAPITAL ACCOUNTS; LIQUIDATION

     4.1     CAPITAL  ACCOUNTS.

(a) A separate Capital Account shall be established and maintained by the TMP for each Member. Such Capital Account shall be increased by (i) the amount of money contributed by the Member to the Company, (ii) the fair market value of property contributed by the Member to the Company (net of liabilities secured by such contributed property that the Company is considered to assume or take subject to under Code Section 752) and (iii) allocations to the Member under in PARAGRAPHS 3.3, 3.4 and 3.5 of Company
                                          ---------------------------
     income and gain (or items thereof), including income and gain exempt from tax; and shall be decreased by (iv) the amount of money distributed to the Member by the Company, (v) the fair market value of property distributed to the Member by the Company (net of liabilities secured by such distributed property and that the Member is considered to assume or take subject to under Code Section 752), (vi) allocations to the Member under in PARAGRAPHS
                                                                      ----------
     3.3, 3.4 and 3.5 of expenditures of the Company not deductible in computing
     ----------------
     its  taxable  income  and not properly chargeable to a Capital Account, and
     (vii) allocations of Company loss and deduction (or items thereof), excluding items described in (vi) above and percentage depletion to the extent it exceeds the adjusted tax basis of the depletable property to which it is attributable.

(b) In the event that the Capital Accounts of the Members are computed with reference to the book value of any Asset which differs from the adjusted tax basis of such Asset, then the Capital Accounts shall be adjusted for depreciation, depletion, amortization and gain or loss as computed for book purposes with respect to such Asset in accordance with Treas. Reg. 1.704-1(b) (2)(iv)(g).

(c) In the event any interest in the Company is transferred in accordance with the terms of the Agreement, the transferee shall succeed to the Capital Account of the transferor to the extent it relates to the transferred interest, except as provided in Treas. Reg. 1.704-1(b)(2)(iv)(1).

(d) In the event property, other than money, is distributed to a Member, the Capital Accounts of the Members shall be adjusted to reflect the manner in which the unrealized income, gain, loss and deduction inherent in such property (that has not been reflected in the Capital Accounts previously) would be allocated among the Members if there was a taxable disposition of such property for the fair market value of such property (taking Section 7701(g) of the Code into account) on the date of distribution. For this purpose the fair market value of the property shall be determined as set forth in PARAGRAPH 4.2(A) below.
               -----------------

(e) In the event the Management Committee designates a Supplemental Business Arrangement area within the Area of Interest as described in SECTION 10.13
                                                                   -------------
     of the Agreement, the Management Committee shall appropriately segregate Capital Accounts to reflect that designation and shall make such other modifications to the Agreement as are appropriate to reflect the manner of administering Capital Accounts in accordance with the terms of this EXHIBIT
                                                                         -------
     C.
     --

(f) BMGE is contributing to the Agreement certain depletable properties with respect to which BMGE currently has an adjusted tax basis which may consist in part of depletable expenditures and in part of expenditures capitalized under Code Sections 616(b), 291(b) and/or 59(e). For purposes of maintaining the Capital Accounts, the Company's deductions with respect to contributed property in each year for (i) depletion, (ii) deferred development expenditures under Section 616(b) attributable to pre-contribution expenditures, (iii) amortization under Section 291(b) attributable to pre-contribution expenditures, and (iv) amortization under
     Section 59(e) attributable to pre-contribution expenditures shall be the amount of the corresponding item determined for tax purposes pursuant to SUBPARAGRAPH 3.6(C) multiplied by the ratio of (A) the book value at which
     --------------------
     the contributed property is recorded in the Capital Accounts to (B) the adjusted tax basis of the contributed property (including basis resulting from capitalization of pre-contribution development expenditures under Sections 616(b), 291(b), and 59(e)).

(g) The foregoing provisions, and the other provisions of the Agreement relating to the maintenance of Capital Accounts and the allocations of income, gain, loss, deduction and credit, are intended to comply with Treasury Regulations Section 1.704-1(b), and shall be interpreted and applied in a manner consistent with such Regulations. In the event the Management Committee shall determine that it is prudent to modify the manner in which the Capital Accounts, or any debits or credits thereto, are computed in order to comply with such Regulations, the Management Committee may make such modification, provided that it is not likely to have a material effect on the amount distributable to either Member upon liquidation of the Company pursuant to PARAGRAPH 4.2.
                                                  ---------------

(h) If the Members so agree, upon the occurrence of an event described in Treas. Reg. 1.704-1(b)(2)(iv)(5), the Capital Accounts shall be restated in accordance with Treas. Reg. 1.704-1(b)(2)(iv)(f) to reflect the manner in which unrealized income, gain, loss or deduction inherent in the assets of the Company (that has not been reflected in the Capital Accounts previously) would be allocated among the Members if there were a taxable disposition of such assets for their fair market values, as determined in accordance with SUBPARAGRAPH 4.2(A). For purposes of PARAGRAPH 3.3, a
                       --------------------                     -------------
     Member shall be treated as contributing the portion of the book value of any property that is credited to the Member's Capital Account pursuant to the preceding sentence. Following a revaluation pursuant to this SUBPARAGRAPH 4.1(H), the Members' shares of depreciation, depletion,
     --------------------
     amortization and gain or loss, as computed for tax purposes, with respect to property that has been revalued pursuant to this SUBPARAGRAPH 4.1(H)
                                                             -------------------
     shall be determined in accordance with the principles of Code Section 704(c) as applied pursuant to the final sentence of SUBPARAGRAPH 3.6(B).
                                                            --------------------

     4.2  LIQUIDATION. In the event the Company is dissolved pursuant to SECTION
                                                                         -------
14.1 of the Agreement then, notwithstanding any other provision of the Agreement
----
to the contrary, the following steps shall be taken (after taking into account any transfers of Capital Accounts pursuant to SECTIONS 3.2(A), 4.4(A) or 14.2 of
                                              -------------------------------
the  Agreement):

(a) The Capital Accounts of the Members shall be adjusted to reflect any gain or loss which would be realized by the Company and allocated to the Members pursuant to the provisions of ARTICLE III OF THIS EXHIBIT C if the Assets
                                     -----------------------------
     had been sold at their fair market value at the time of liquidation. The fair market value of the Assets shall be determined by agreement of both Members provided, however, that in the event that the Members fail to agree on the fair market value of any Asset, its fair market value shall be determined by a nationally recognized independent engineering firm or other qualified independent party approved by both Members.

(b) After making the foregoing adjustments and/or contributions, all remaining Assets shall be distributed to the Members in accordance with the balances in their Capital Accounts (after taking into account all allocations under
     ARTICLE  III,  including  SUBPARAGRAPH  3.3(G)). Unless otherwise expressly
     ------------              ---------------------
     agreed by both Members, each Member shall receive an undivided interest in each and every Asset determined by the ratio of the amount in each Member's Capital Account to the total of both of the Members' Capital Accounts. Assets distributed to the Members shall be deemed to have a fair market value equal to the value assigned to them pursuant to SUBPARAGRAPH 4.2(A)
                                                             -------------------
     above.

(c) All distributions to the Members in respect of their Capital Accounts shall be made in accordance with the time requirements of Treas. Reg. 1.704-1(b)(2)(ii)(b)(2) and (3).

     4.3  DEEMED  TERMINATIONS. Notwithstanding the provisions of PARAGRAPH 4.2,
                                                                  --------------
if  the  "liquidation"  of  the  Company results from a deemed termination under
Section  708(b)(1)(B)  of  the Code, then (i) SUBPARAGRAPHS 4.2(A) and (B) shall
                                              -------------------
not apply, (ii) the Company shall be deemed to have contributed its assets to a new partnership in exchange for an interest therein, and immediately thereafter, distributing interests therein to the purchasing party and the non-transferring Members in proportion to their interests in the Company in liquidation thereof,
(iii) the new partnership shall continue pursuant to the terms of the Agreement and this Exhibit.

                        ARTICLE V     SALE OR ASSIGNMENT

     The Members agree that if either one of them makes a sale or assignment of its Ownership Interest under the Agreement, and such sale or assignment causes a termination under Section 708(b)(1)(B) of the Code, the terminating Member shall indemnify the non-terminating Member and save it harmless on an after-tax basis for any increase in taxes to the non-terminating Member caused by the termination of the Company.

                                    EXHIBIT D

                                       TO

                       EXPLORATION, DEVELOPMENT AND MINING
                            LIMITED LIABILITY COMPANY
                               OPERATING AGREEMENT

                                 By And Between

                                      BMGE

                                       And

                                      NGXS

                            EXHIBIT D     DEFINITIONS

     "ACT" means the Nevada Limited Liability Company Act, under Chapter 86 of the Nevada Revised Statutes (the "Act").

     "AFFILIATE" means any person, partnership, limited liability company, joint venture, corporation, or other form of enterprise which Controls, is Controlled by, or is under common Control with a Member.

     "AGREEMENT"  means  this  Exploration,  Development  and  Mining  Limited
Liability Company Operating Agreement, including all amendments and modifications, and all schedules and exhibits, all of which are incorporated by this reference.

     "APPROVED ALTERNATIVE" means a Development and Mining alternative selected by the Management Committee from various Development and Mining alternatives analyzed in the Pre-Feasibility Studies.

     "AREA  OF INTEREST" means the area described in PARAGRAPH 1.3 OF EXHIBIT A.
                                                     --------------------------

     "ASSETS" means the Properties, Products, Business Information, and all other real and personal property, tangible and intangible, including existing or after-acquired properties and all contract rights held for the benefit of the Members hereunder.

     "BUDGET" means a detailed estimate of all costs to be incurred and a schedule of cash advances to be made by the Members with respect to a Program.

     "BUSINESS" means the conduct of the business of the Company in furtherance of the purposes set forth in SECTION 2.3 and in accordance with this Agreement.
                              -----------

     "BUSINESS ACCOUNT" means the account maintained by the Manager for the Business in accordance with EXHIBIT B.
                                -----------

     "BUSINESS INFORMATION" means the terms of this Agreement, and any other agreement relating to the Business, the Existing Data, and all information, data, knowledge and know-how, in whatever form and however communicated (including, without limitation, Confidential Information), developed, conceived, originated or obtained by either Member in performing its obligations under this Agreement. The term "Business Information" shall not include any improvements, enhancements, refinements or incremental additions to Member Information that are developed, conceived, originated or obtained by either Member in performing its obligations under this Agreement.

     "CAPITAL ACCOUNT" means the account maintained for each Member in accordance with EXHIBIT C.
                  ----------

"COMPANY" means [PEDIMENT GOLD LLC], a Nevada limited liability company formed in accordance with, and governed by, this Agreement.

     "CONFIDENTIAL INFORMATION" means all information, data, knowledge and know-how (including, but not limited to, formulas, patterns, compilations, programs, devices, methods, techniques and processes) that derives independent economic value, actual or potential, as a result of not being generally known to, or readily ascertainable by, third parties and which is the subject of efforts that are reasonable under the circumstances to maintain its secrecy, including without limitation all analyses, interpretations, compilations, studies and evaluations of such information, data, knowledge and know-how generated or prepared by or on behalf of either Member.

     "CONTINUING OBLIGATIONS" mean obligations or responsibilities that are reasonably expected to continue or arise after Operations on a particular area of the Properties have ceased or are suspended, such as future monitoring, stabilization, or Environmental Compliance.

     "CONTROL" used as a verb means, when used with respect to an entity, the ability, directly or indirectly through one or more intermediaries, to direct or cause the direction of the management and policies of such entity through (i) the legal or beneficial ownership of voting securities or membership interests;
(ii) the right to appoint managers, directors or corporate management; (iii) contract; (iv) operating agreement; (v) voting trust; or otherwise; and, when used with respect to a person, means the actual or legal ability to control the actions of another, through family relationship, agency, contract or otherwise; and "Control" used as a noun means an interest which gives the holder the ability to exercise any of the foregoing powers.

     "COVER  PAYMENT" shall have the meaning as set forth in SECTION 11.4 of the
                                                             ------------
Agreement.

     "DEVELOPMENT" means all preparation (other than Exploration) for the removal and recovery of Products, including construction and installation of a mill or any other improvements to be used for the mining, handling, milling, processing, or other beneficiation of Products, and all related Environmental Compliance.

     "EFFECTIVE DATE" means the date set forth in the preamble to this Agreement.

     "ENCUMBRANCE" or "Encumbrances" means mortgages, deeds of trust, security interests, pledges, liens, net profits interests, royalties or overriding royalty interests, other payments out of production, or other burdens of any nature.

     "ENVIRONMENTAL COMPLIANCE" means actions performed during or after Operations to comply with the requirements of all Environmental Laws or contractual commitments related to reclamation of the Properties or other compliance with Environmental Laws.

     "ENVIRONMENTAL COMPLIANCE FUND" means the account established pursuant to PARAGRAPH 2.14 OF EXHIBIT B.
 ------------------------------

     "ENVIRONMENTAL LAWS" means Laws aimed at reclamation or restoration of the Properties; abatement of pollution; protection of the environment; protection of wildlife, including endangered species; ensuring public safety from environmental hazards; protection of cultural or historic resources; management, storage or control of hazardous materials and substances; releases or threatened releases of pollutants, contaminants, chemicals or industrial, toxic or hazardous substances as wastes into the environment, including without limitation, ambient air, surface water and groundwater; and all other Laws relating to the manufacturing, processing, distribution, use, treatment, storage, disposal, handling or transport of pollutants, contaminants, chemicals or industrial, toxic or hazardous substances or wastes.

     "ENVIRONMENTAL LIABILITIES" means any and all claims, actions, causes of action, damages, losses, liabilities, obligations, penalties, judgments, amounts paid in settlement, assessments, costs, disbursements, or expenses (including, without limitation, attorneys' fees and costs, experts' fees and costs, and consultants' fees and costs) of any kind or of any nature whatsoever that are asserted against either Member, by any person or entity other than the other Member, alleging liability (including, without limitation, liability for studies, testing or investigatory costs, cleanup costs, response costs, removal costs, remediation costs, containment costs, restoration costs, corrective action costs, closure costs, reclamation costs, natural resource damages, property damages, business losses, personal injuries, penalties or fines) arising out of, based on or resulting from (i) the presence, release, threatened release, discharge or emission into the environment of any hazardous materials or substances existing or arising on, beneath or above the Properties and/or emanating or migrating and/or threatening to emanate or migrate from the Properties to off-site properties; (ii) physical disturbance of the environment; or (iii) the violation or alleged violation of any Environmental Laws.

     "EQUITY ACCOUNT" means the account maintained for each Member by the Manager in accordance with SUBSECTION 9.2(O) of the Agreement.
                               ------------------

     "EXISTING DATA" means maps, drill logs and other drilling data, core, pulps, reports, surveys, assays, analyses, production reports, operations, technical, accounting and financial records, and other material information developed in operations on the Properties prior to the Effective Date.

     "EXPANSION" or "MODIFICATION" means (i) a material increase in mining or production capacity; (ii) a material change in the recovery process; or (iii) a material change in waste or tailings disposal methods. An increase or change shall be deemed "material" if it is anticipated to cost more than 115% of original capital costs attributable to the Development of the mining or production capacity, recovery process or waste or tailings disposal facility to be expanded or modified.

     "EXPLORATION" means all activities directed toward ascertaining the existence, location, quantity, quality or commercial value of deposits of Products, including but not limited to additional drilling required after discovery of potentially commercial mineralization, and including related Environmental Compliance.

     "FEASIBILITY CONTRACTORS" means one or more engineering firms approved by the Management Committee for purposes of preparing or auditing any Pre-Feasibility Study or Feasibility Study.

     "FEASIBILITY STUDY" means a report to be prepared following selection by the Management Committee of one or more Approved Alternatives. The Feasibility Study shall include a review of information presented in any Pre-Feasibility Studies concerning the Approved Alternative(s). The Feasibility Study shall be in a form and of a scope generally acceptable to reputable financial institutions that provide financing to the mining industry.

     "GOVERNMENTAL FEES" means all location fees, mining claim rental fees, mining claim maintenance payments and similar payments required by Law to locate and hold unpatented mining claims.

     "INITIAL CAPITAL CONTRIBUTION" means that contribution each Member has made or agrees to make pursuant to SECTION 3.1 of the Agreement.

"INTELLECTUAL PROPERTIES" means those intellectual properties defined in PARAGRAPH 1.1 OF EXHIBIT A.
       -----------------------

     "LAW"  or  "LAWS"  means  all  applicable  federal,  state  and  local laws
(statutory or common), rules, ordinances, regulations, grants, concessions, franchises, licenses, orders, directives, judgments, decrees, and other governmental restrictions, including permits and other similar requirements, whether legislative, municipal, administrative or judicial in nature.

     "MANAGEMENT COMMITTEE" means the committee established under Article VIII of the Agreement.

"MANAGER" means the Member appointed under ARTICLE IX of the Agreement to manage
                                           ----------
Operations,  or  any  successor  Manager.

     "MEMBER" means BMGE or NGXS, any permitted successor or assign of BMGE or NGXS, or any other person admitted as a Member of the Company under this Agreement.

     "MEMBER INFORMATION" means all information, data, knowledge and know-how, in whatever form and however communicated (including, without limitation, Confidential Information but excluding the Existing Data), which, as shown by written records, was developed, conceived, originated or obtained by a Member:
(a) prior to entering into this Agreement, or (b) independent of its performance under the terms of this Agreement excluding PARAGRAPH 1.1 OF EXHIBIT A.
                                                   ----------------------------

     "MINING" means the mining, extracting, producing, beneficiating, handling, milling or other processing of Products.

     "NET PROCEEDS" means certain amounts calculated as provided in Exhibit E, which may be payable to a Member under SUBSECTIONS 4.4(B) or 11.5(B)(II) of the
                                        ------------------    -----------
Agreement.

     "OPERATIONS" means the activities carried out by the Company under this Agreement.

     "OWNERSHIP  INTEREST"  means  the  percentage  interest  representing  the ownership interest of a Member in the Company, and all other rights and obligations arising under this Agreement, as such interest may from time to time be adjusted hereunder. Ownership Interests shall be calculated to three decimal places and rounded to two decimal places as follows: Decimals of .005 or more shall be rounded up (e.g., 1.519% rounded to 1.52%); decimals of less than .005 shall be rounded down (e.g., 1.514% rounded to 1.51%). The initial Ownership
Interests  of  the  Members  are  set  forth  in  SECTION  4.1 of the Agreement.
                                                  ------------

     "PAYOUT" means the date on which the Equity Account balance of each of the Members has become zero or a negative number, regardless of whether the Equity Account balance of either or both Members subsequently becomes a positive number. If one Member's Equity Account balance becomes zero or a negative number before the other Member's, "Payout" shall not occur until the date that the other Member's Equity Account balance first becomes zero or a negative number.

     "PRE-FEASIBILITY STUDIES" means one or more studies prepared to analyze whether economically viable Mining Operations may be possible on the Properties, as described in SECTIONS 10.7 and 10.8 of the Agreement.
                   --------------       ----

     "PRIME RATE" means the interest rate quoted and published as "Prime" as published in The Wall Street Journal, under the heading "Money Rate," as the rate may change from day to day.

     "PRODUCTS" means all ores, minerals and mineral resources produced from the Properties.

     "PROGRAM" means a description in reasonable detail of Operations to be conducted and objectives to be accomplished by the Manager for a period determined by the Management Committee.

     "PROGRAM AND BUDGET STAGE" means those Stages of the Initial Program and Budget described in EXHIBIT G and used to define BMGE's Initial Contributions,
                      ---------
Ownership  Interest  Calculations  and  Failure  to  Make Contributions Dilution
Schedule  in  accordance  with  EXHIBIT  I.
                                ----------

     "PROGRAM PERIOD" means the time period covered by an adopted Program and Budget.

     "PROJECT FINANCING" means any financing approved by the Management Committee and obtained by the Members for the purpose of placing a mineral deposit situated on the Properties into commercial production, but shall not include any such financing obtained individually by either Member to finance payment or performance of its obligations under the Agreement.

     "PROPERTIES"  means those interests in real property described in PARAGRAPH
                                                                       ---------
1.1  OF  EXHIBIT  A  and all other interests in real property within the Area of
-------------------
Interest  that  are  acquired  and  held  subject  to  this  Agreement.
---

     "RECALCULATED OWNERSHIP INTEREST" means the reduced Ownership Interest of a Member as recalculated under SECTION 10.5, 10.6 or 11.5 of the Agreement.
                                 -------------   ----     ----

     "REDUCED  MEMBER"  means a Member whose Ownership Interest is reduced under
SECTION  10.5,  10.6  or  11.5  of  the  Agreement.
        -----------------------

     "ROYALTY PROPERTIES" means properties owned by PGL on which a production royalty is paid under PARAGRAPH 1.3 OF EXHIBIT I.
                          -------------------------------

     "TRANSFER" means, when used as a verb, to sell, grant, assign or create an Encumbrance, pledge or otherwise convey, or dispose of or commit to do any of the foregoing, or to arrange for substitute performance by an Affiliate or third party (except as permitted under SUBSECTION 9.2(J) and SECTION 9.6 of the
                                      ------------------      -----------
Agreement), either directly or indirectly; and, when used as a noun, means such a sale, grant, assignment, Encumbrance, pledge or other conveyance or disposition, or such an arrangement.

                                    EXHIBIT E

                                       TO

                       EXPLORATION, DEVELOPMENT AND MINING
                            LIMITED LIABILITY COMPANY
                               OPERATING AGREEMENT

                                 By And Between

                                      BMGE

                                       And

                                      NGXS

                  EXHIBIT E     NET SMELTER ROYALTY CALCULATION

                         ARTICLE I     MEANING OF TERMS

     As used herein, unless otherwise defined herein, the terms used herein shall have the same meaning as given to them in the Operating Agreement of Pediment Gold LLC ("Operating Agreement") dated June __, 2004 pursuant to which the Deed with Reservation of Net Smelter Returns Royalty was executed and delivered. The following terms shall have the meanings specified below:

     1.1 COMMERCIAL PRODUCTION. As used herein, the term "Commercial Production" shall mean the milling, or leaching, and sale of ores and concentrates which result from Ore extracted from the Property, but will not include milling or leaching for the purposes of testing by a pilot plant or during an initial tune up period of a plant. Commercial Production on the Property or any part hereof will be deemed, for all purposes of this Agreement, to have commenced when, if there is a concentrator or other mill ("Concentrator") on the Property, or any part thereof, such Concentrator has for the first time operated at 60% of its rated concentrating capacity for 30 out of 40 consecutive days, or if there is no such Concentrator, Ore from the Property or any part thereof has been shipped there from on a reasonably regular basis for a 30 day period for the purpose of earning revenues, but in any event Commercial Production on the Property will be deemed to have commenced 90 days after Ore has first been shipped from the Property for the purpose of earning revenues.

     1.2 GRANTEE. As used herein, the term "Grantee" shall mean a Member whose Ownership Interest is converted to a Net Smelter Royalty in accordance with the terms of the Operating Agreement, and shall include all of the Grantee's successors-in-interest, including without limitation assignees, partners, joint venture partners, lessees and when applicable mortgagees and affiliated companies having or claiming an interest in the Property or Projects or the Operating Agreement.

     1.3 GRANTOR. As used herein, the term "Grantor" shall mean PGL and shall include all of Grantor's successors-in-interest, including without limitation, assignees, partners, joint venture partners, lessees and when applicable mortgagees and affiliated companies having or claiming an interest in the Property or the Operating Agreement.

1.4 NET SMELTER RETURN. As used herein, the term "Net Smelter Return" or "NSR" with respect to the Property shall mean the gross proceeds received by the Grantor in any year from the sale of Product from the mining operation on the
Property:

(a) For Precious Metals. In the case of gold, silver, and platinum group metals ("Precious Metals"), means the gross spot price of the appropriate Precious Metal (London Bullion Market, Afternoon Fix, for gold; New York Commodities Exchange for all other Precious Metals), on the day the smelter, refiner, processor, purchaser or other recipient of such production, or an insurer as a result of casualty to such production (collectively, "Payor") makes payment to or otherwise credits the account of Grantor.

(b) For Other Minerals. In the case of all metals, minerals, mineral substances, and the beneficiated products thereof, which are not or do not contain economically recoverable Precious Metals ("Other Minerals"), means the gross spot price of the appropriate Other Mineral (New York Commodities Exchange) on the day the Payor makes payment to or otherwise credits the account of Grantor.

     Less  successively:

(a) custom smelting costs, treatment charges and penalties including, but not being limited to, metal losses, penalties for impurities and charges for refining, selling and handling by the smelter, refinery or other purchaser provided; and

(b) all costs of handling, transporting and insuring concentrates and dore metal from the point of concentration or reduction of Property, to a smelter or refinery.

     1.5 ORE. As used herein, the term "Ore" shall mean any materials containing a mineral or minerals of commercial economic value.

     1.6 PRODUCTION. As used herein, the term "Production" shall mean Ore mined from the Property and any concentrates or other materials or products derived there from provided, however, that if any such Ore, concentrates or other materials or products are further treated as part of the mining operation in respect of the Property, such Ore, concentrates or other materials or products shall not be considered to be "Product" until after they have been so treated.

                               ARTICLE II     TERM

     The term of this Deed shall be perpetual, it being the intent of the Parties hereto that the NSR constitutes a covenant running with the land and affecting each of the Property and all successions thereof whether created privately or through governmental action. In the event a court of competent jurisdiction determines that the term of this Deed violates the Rule Against Perpetuities, the term of this Deed shall automatically be revised and reformed to coincide with the maximum term permitted by the Rule Against Perpetuities, and this Deed shall not be terminated solely as a result of a violation of the Rule Against Perpetuities.

                       ARTICLE III     PRODUCTION ROYALTY

     3.1 Calculation of NSR. The percentage rate of the Production Royalty payable to the Grantee shall be the rate described in the PARAGRAPH 1.3 and
                                                               -------------
PARAGRAPH  1.9  OF  EXHIBIT  I.  The  Production Royalty shall be determined and
    --------------------------
payable  in  accordance  with  the  provisions  of  this  EXHIBIT  E.

     3.2 INSURANCE PROCEEDS. In the event Grantor receives insurance proceeds for loss of production due to a casualty event which, without insurance, would adversely affect the amount of the Production Royalty, Grantor shall pay to Grantee the Production Royalty percentage of any such insurance proceeds which are received by Grantor for such loss of production after making the deductions provided under paragraphs (A) AND (B) OF PARAGRAPH 1.4 OF THIS EXHIBIT E
                             ---------------------------------------------------

     3.3 TIME AND MANNER; IN-KIND OR CASH PAYMENT. At a time of making payment to or otherwise crediting the account of Grantor, (but within the time provided in PARAGRAPH 3.4 below) the smelter, refiner, processor, purchaser, or other user ("Payor") of the ore shall contemporaneously pay the Production Royalty in accordance with written instructions given to the Payor by Grantee as provided in (A) and (B) below. Once the Payor has received instructions from the Grantee, such instructions shall remain in effect until the Payor has received different instructions from Grantee. Grantor acknowledges its primary obligation to pay the NSR, that no undertaking by the Payor shall relieve Grantor of that obligation, and agrees to indemnify, protect and defend Grantee from and against any loss, cost (including the attorney's fees incurred) or liability arising from the performance or failure of performance by Payor hereunder or under any contractual or other arrangements entered into by Grantor with the Payor pursuant to or for the purposes of complying with this PARAGRAPH 3.3. Grantee may, from time to time in its discretion, change the place or account number provided in (A) and (B) below by giving written notice thereof to Grantor and the Payor, such notice shall be effective upon actual receipt by Grantor or the Payor, or upon the fourth day after deposit of such notice in the mail, first class postage prepaid, addressed to Grantor or the Payor, whichever occurs first. The Payor shall pay the NSR:

(a) Precious Metals. For each shipment of Precious Metals either A) in the form of gold bullion (995 + fine gold) directly to Grantee's account maintained with the Payor as directed by Grantee, or (B) by delivery of a check or draft payable to Grantee's account with a bank to be designated in writing by Grantee.

(b) Other Minerals. For each shipment of Other Minerals by delivery of a check or draft payable to Grantee's account with a bank to be designated in writing by Grantee.

     3.4 PAYMENT ACCOUNTING; INTERIM SETTLEMENTS; LATE CHARGES. All credits or payments of the Production Royalty shall be accompanied by a detailed statement explaining the manner in which the payment was calculated together with any available settlement sheets from the Payor. In no event shall payment of the Production Royalty be made later than thirty (30) days after the delivery to the Payor, or use by the Grantor, of the Gold, Precious Metal Products, or Other Minerals. Such payments and statements shall be deemed conclusively correct unless Grantee objects to them in writing within eighteen (18) months after receipt thereof. On those occasions when all necessary information is not available to the Payor within the thirty (30) day period, the Payor shall make an interim settlement of the Production Royalty for such payment of not less than ninety percent (90%) of the anticipated final settlement Production Royalty as determined by the assays and quantities of the Precious Metals, Precious Metal Products, or Other Minerals received by the Payor with respect to which such interim settlement is being made. Final settlement of the Production Royalty shall be promptly made upon receipt by the Payor of all information necessary or appropriate to make final settlement for such shipment. In the event payment of the Production Royalty is not made with the time set forth above, Grantee may give the Grantor notice in writing of such default, and unless within five (5) days of receipt of such notice Grantee shall have received such Production Royalty payment, then Grantor shall pay interest on the delinquent payment at an annual rate equal to ten (10) percentage points over the Prime Rate, but in no event shall the rate of interest exceed the maximum permitted by Law, which shall accrue from the day the delinquent payment was due to the date of payment of the Production Royalty and accrued interest. Attorney fees resulting from the collection of the delinquent payment by the Grantee shall be paid by Grantor, without exception.

     3.5 HEDGING TRANSACTIONS; FUTURES, OPTIONS AND OTHER TRADING. All profits and losses resulting from Grantor engaging in any commodity futures trading, option trading, or metal trading, or any combination thereof, and any other hedging transactions (collectively "hedging transactions") are specifically excluded from the Production Royalty calculations pursuant to this Deed. All hedging transactions by Grantor and all profits or losses associated therewith, if any, shall be solely for Grantor's account.

     3.6 COMMINGLING. Before any Ore produced from the Property is commingled with Ore from other properties, the Ore produced from the Property shall be measured and sampled in accordance with sound mining and metallurgical practices for metal, commercial minerals and other appropriate content. Detailed records shall be kept by Grantor showing measures, assays of metal, commercial minerals, and other appropriate content and penalty substances, and gross metal content of the Ore. From this information, Grantor shall determine the amount of Production Royalty due and payable to Grantee from Ore produced from the Property commingled with Ore from other properties. Following the expiration of the period for objection described above in PARAGRAPH 3.4 above above, and absent timely objection, if any, made by Grantee, Grantor may dispose of the materials and data required to be kept and produced by this Paragraph.

           ARTICLE IV     BOOKS; RECORDS; INSPECTIONS; CONFIDENTIALITY

     4.1 BOOKS. Grantor shall keep true and accurate books and records of all of its operations and activities on the Properties and under this Deed. Such books and records shall be kept on the accrual basis in accordance with generally accepted accounting principles consistently applied. Not more frequently than annually and within the time provided in PARAGRAPH 3.4 of this Deed, Grantee may, perform an audit or other examination of all of Grantor's books and records kept as required by this Deed. The audit will be at Grantee's sole expense unless a discrepancy of plus or minus 10% is discovered, then the cost of the audit shall be reimbursed by Grantor. All financial information shall conclusively be deemed correct for purposes of this Deed unless Grantee has given timely notice that it desires to audit or examine Grantor's books and records in the manner and within the time provided in PARAGRAPH 3.4 of this Deed. Grantee shall promptly commence any such audits and shall diligently prosecute the same to conclusion.

     4.2 REPORTS. Not later than February 1 following the end of each calendar year, Grantor shall provide Grantee with an annual report of all activities and operations conducted upon or with respect to the Property during the preceding calendar year. Such annual report shall include estimates of proposed expenditures upon, anticipated production from, and estimated remaining ore reserves on the Property for the succeeding calendar year. Additionally and within 30 days of the end of each calendar quarter, Grantor shall provide Grantee access to all data and information generated with respect to the Property during the calendar quarter just ended.

     4.3 INSPECTIONS. Grantee, or its authorized agents or representatives, on not less than two (2) days notice to Grantor, may enter upon all surface and subsurface portions of the Property for the purpose of inspecting the Property, all improvements thereto and operations thereon, as well as inspecting and copying all records and data, including without limitation such records and data which are maintained electronically, pertaining to all activities and operations on or with respect to the Property, improvement thereto and operations thereon. Grantee, or its authorized agents or representatives, shall enter the Property at Grantee's own risk and expense and may not unreasonably hinder operations on or pertaining to the Property. Grantee shall indemnify and hold Grantor harmless from any damage, claim or demand by reason of injury to Grantee or Grantor or any of their respective invitees, employees, officers, directors, agents, or representative caused by Grantee's exercise of its rights under this Paragraph.

     4.4 INVESTOR TOURS. Upon reasonable notice to Grantor and not more frequently than semi-annually, Grantee shall have the right to conduct an investors tour on the Property and facilities associated therewith; provided that such tours shall not unreasonably interfere with Grantor's activities and operations. Such investors' tours shall be at the sole risk of Grantee and its invitees, and Grantee shall indemnify and hold Grantor harmless from any liability, damage, claim or demand by reason of injury to Grantee or Grantor or any of their respective invitees, employees, officers, directors, agents or representatives caused by Grantee's exercise of its rights under this Paragraph.

4.5 CONFIDENTIALITY. During the term of this Deed, all information concerning this Agreement or any matters arising from this Deed shall be treated as confidential by Grantee and shall not be disclosed by Grantee to any other party without the previous written consent of Grantor, such consent not to be unreasonably withheld, except: (i) to the extent that such disclosure may be necessary for observance of the requirements of securities commissions, stock exchanges or other legal requirements, or (ii) for the accomplishment of the purposes of this Deed, or (iii) to any of Grantee's accounting, legal and tax advisors, or (iv) to any third party to whom Grantee, in good faith, anticipates selling or assigning Grantee's interest hereunder, provided that Grantee requires such third party to maintain the disclosed information confidential on the same basis as herein provided. If Grantor does not give a definitive written reply to any request for permission to disclose on the second business day following the date request for same is deemed delivered, consent to such disclosure shall be deemed to have been given.

  ARTICLE V     COMPLIANCE WITH LAWS, RECLAMATION, ENVIRONMENTAL OBLIGATIONS AND
                                   INDEMNITIES

     5.1 COMPLIANCE WITH LAWS. Grantor shall at all times comply with all applicable present or future federal, provincial and local laws, statutes, rules, regulations, permits, ordinances, certificates, licenses and other regulatory requirements, policies and guidelines relating to Grantor's operations and activities on or with respect to the Property; provided, however, Grantor shall have the right to contest any of the same if such contest does not jeopardize the Property or Grantee's rights thereto or under this Deed.

     5.2 RECLAMATION, ENVIRONMENTAL OBLIGATIONS AND INDEMNITIES. Grantor shall, from and after the date this Deed takes effect, timely and fully perform all reclamation required by all governmental authorities pertaining or related to
Grantor's operations or activities on or with respect to the Property or required this Deed. Grantor, from and after the date this Deed takes effect, covenants and agrees not to undertake, cause, suffer or permit any condition or activity at, on or in the vicinity of the Property which constitutes a nuisance or which results in a violation of or liability under any present or future applicable provincial, federal or local environmental laws, statutes, rules, regulations, permits, ordinances, certificates, licensed and other regulatory requirements, policies and guidelines (collectively "Environmental Obligations"). From and after the date this Deed takes effect, and in the event Grantor fails to comply with any Environmental Obligations, or otherwise breaches any Environmental Obligations, Grantor shall promptly remedy and correct such failure to comply, satisfy such liability, and cure such breach and satisfy all obligations in connection therewith. Grantor covenants and agrees to indemnify and hold harmless from any and all liabilities, obligations, claims (including administrative claims and claims for injunctive relief), losses, costs, damages, expenses, attorney fees and causes of action asserted against Grantee related to Grantor's failure to comply with and satisfy Environmental Obligations or other obligations under this Deed from and after the date this Deed takes effect; provided, however, that this indemnification by Grantor shall not apply to environmental and reclamation conditions existing on the Property prior to the date this Deed takes effect. The covenants and agreements of this PARAGRAPH 5.2 shall survive the termination of the Grantor's rights under this Deed or to the Property.

                           ARTICLE VI     STOCKPILING

     The rights of Grantor to stockpile, store or place Ore, off of the Property pursuant to any of the provisions of this Deed shall not be exercisable until Grantor has first paid Grantee the Production Royalty, provided however that the Grantor may remove reasonable quantities of Ore from the Property for the purposes of bulk sampling and testing and there shall be no NSR payable to the Grantee with respect thereto unless revenues are derived there from.

                      ARTICLE VII     TAILINGS AND RESIDUE

     All tailings, residues, waste rock, spoiled leach materials and other materials (collectively "Materials") resulting from Grantor's operations and activities on the Property shall be the sole property of Grantor, but shall remain subject to the Production Royalty should the same be processed or reprocessed, as the case may be, in the future and result in the production of Ore. Notwithstanding the foregoing, Grantor shall have the right to dispose of Materials from the Property on or off the Property and to commingle the same Material from other properties. In the event Materials are processed or reprocessed, as the case may be, the Production Royalty payable thereon shall be determined on a pro rata basis as determined by using the best engineering and technical practices then available.

     ARTICLE VIII     TITLE MAINTENANCE, MAINTENANCE AND TAXES, ABANDONMENT,;
                         CONVERSION AND EXCHANGE RIGHTS

     8.1 TITLE MAINTENANCE AND TAXES. From the date this Deed takes effect, Grantor shall maintain title to the Property, including without limitation, paying when due all taxes on or with respect to the Property and doing all things and making all payments necessary or appropriate to maintain the right, title and interest of Grantor and Grantee, respectively, in the Property and under this Deed.

     8.2 ASSESSMENT WORK. Grantor shall perform all required assessment work on, pay all claim maintenance fees and maintain title to the Property in accordance with applicable federal and state laws; provided, however, that Grantor shall not be liable for the loss of title to any of the mining claims comprising a portion of the Property as a result of a determination that assessment work performed by Grantor in good faith does not qualify as assessment work under applicable statutes.

     8.3 ABANDONMENT. In the event Grantor intends to abandon any of the unpatented mining claims or fee land comprising the Property ("Abandonment Property"), Grantor shall first give notice of such intention to Grantee at least 90 days in advance of the proposed date of abandonment. If not later than 10 days before the proposed date of abandonment Grantor receives from Grantee written notice that Grantee desires Grantor to convey the Abandonment Property to Grantee, Grantor shall, without additional consideration, convey the Abandonment Property in good standing by quit claim, deed, without warranty, to Grantee and shall therefore have no further obligation to maintain the title to the Abandonment Property; provided, however, if Grantor reacquires any of the ground covered by the Abandonment Property at any time within five (5) years following abandonment, the production of Ore from such ground shall be subject to this Deed.

     8.4 CONVERSION AND EXCHANGE RIGHTS. The terms and provisions of this Deed shall apply to a conversion of any of the unpatented mining claims comprising all or a portion of the Properties to a different form of mineral, surface and associated rights pursuant to (i) patent, (ii) exchange or (iii) another form of claim or right pursuant to amendment, repeal of, or other Act of Congress affecting the Mining Act of 1872 (30 U.S.C. Sec.Sec. 21 et seq.). Grantor shall have the right to convert any of the unpatented mining claims to a different form of mineral, surface and associated rights pursuant to (i) patent, (ii) exchange or (iii) another form of claim or right pursuant to amendment, repeal of, or other Act of Congress affecting the Mining Act of 1872, provided the rights granted to Grantee with respect to the Properties under this Deed are affected as little as possible given the constraints of any such new legislation. Any action taken by Grantor under this Paragraph shall not affect Grantor's obligations with respect to those portions of the Property subject to such actions, given the law applicable to patents and exchanges or the constraints of any such new legislation. Any action taken by Grantor under this Paragraph shall not affect Grantor's obligations with respect to those portions of the Property subject to such actions, given the law applicable to patents and exchanges or the constraints of any such new legislation. New deeds, reflecting Grantees continued interest, must be recorded within 30 days of availability.

                            ARTICLE IX     INSURANCE

     Grantor shall purchase or otherwise arrange at its own expense and shall keep in force at all times, directly or through the services of an independent contractor, insurance, including but not limited to, the following:

     9.1 WORKMAN'S COMPENSATION INSURANCE. Workman's compensation insurance or the like covering all person's engaged in the performance of activities or operations as is required or appropriate under law or local governmental bodies or agencies.

     9.2 GENERAL LIABILITY. Comprehensive general public liability insurance against claims for bodily injury or death or property damage arising out of or resulting from Grantor's activities or operations on or with respect to the Property, in such amounts as will adequately protect Grantor, Grantee, the NSR and the Property from any and all claims, liabilities and damages which may arise with respect to this Deed or the Property. Grantee shall be named as a co-insured.

                        ARTICLE X     GENERAL PROVISIONS

     10.1 ARBITRATION. Any dispute arising out of or related to any report, payment, calculation or audit shall be resolved solely by the arbitration procedure provided in ARTICLE XV of the Operating Agreement.
                         -----------

     10.2 CONFLICT. In the event of a conflict between the provisions of this Deed and the provisions of the Operating Agreement prior to the Exercise Date as specified in the Operating Agreement, the provisions of the Operating Agreement shall prevail.

     10.3 ADDITIONAL DOCUMENTS. The Parties shall from time to time execute all such further instruments and documents and do all such further actions as may be necessary to effectuate the purposes of this Deed.

     10.4 COVENANT RUNNING WITH LAND; BINDING EFFECT. All of the covenants, conditions, and terms of this Deed shall (i) be of benefit to the Parties, (ii) run as a covenant with the Property and the ground covered thereby, and (iii) bind and inure to the benefit of the Parties.

     10.5 NO PARTNERSHIP. Nothing in this Deed shall be construed to create, expressly or by implication, a joint venture, mining partnership, commercial partnership, or other partnership relationship between Parties.

     10.6 GOVERNING LAW. This Deed is to be governed by and construed under the laws of the State of Nevada.

     10.7 ATTORNEY FEES. In the event a dispute between the Parties results in litigation, the prevailing Party in such litigation shall, in addition to any other relief granted by the court, be entitled to a judgment against the non-prevailing party for reasonable attorney fees and costs of suit.

     10.8 NOTICES. SECTION 16.1 of the Operating Agreement provides for notices.
                   ------------
Either Party may change its address for the purpose of notices or communications by furnishing notice thereof to the other Party in the manner described under
SECTION  16.1  of  the  Operating  Agreement.
-------------

     10.9  TIME  OF  ESSENCE.  Time  is  of  essence  in  this  Deed.

     10.10 ENTIRE AGREEMENT. This Deed and the Operating Agreement between the Parties, and no oral agreement, promise, statement or representation which is not contained herein shall be binding on the Parties unless subsequently reduced to writing and signed by the Parties. The provisions of this Deed shall supersede all previous oral or written agreements between the Parties hereto.

                                    EXHIBIT F

                                       TO

                       EXPLORATION, DEVELOPMENT AND MINING
                            LIMITED LIABILITY COMPANY
                               OPERATING AGREEMENT

                                 By And Between

                                      BMGE

                                       And

                                      NGXS

                             EXHIBIT F     INSURANCE

     The Manager shall, at all times while conducting Operations, comply fully with the applicable workers' compensation laws and purchase, or provide protection for the Company comparable to that provided under standard form insurance policies for the following risk categories: (i) comprehensive public liability and property damage with combined limits of not less than one million Dollars ($1,000,000) for bodily injury and property damage; (ii) automobile insurance with combined limits of not less than one million Dollars ($1,000,000); and (iii) adequate and reasonable insurance against risk of fire and other risks ordinarily insured against in similar operations. If the Manager elects to self-insure, it shall charge to the Business Account an amount equal to the premium it would have paid had it secured and maintained a policy or policies of insurance on a competitive bid basis in the amount of such coverage. Each Member shall self-insure or purchase for its own account such additional insurance as it deems necessary. The limits of $1,000,000 in (i) and (ii) above will be increased to $5,000,000 during Development and Mining.

                                    EXHIBIT G

                                       TO

                       EXPLORATION, DEVELOPMENT AND MINING
                            LIMITED LIABILITY COMPANY
                               OPERATING AGREEMENT

                                 By And Between

                                      BMGE

                                       And

                                      NGXS

                    EXHIBIT G     INITIAL PROGRAM AND BUDGET

                  See Under Separate Enclosure Excel WorkBook:

                     EXHIBIT G INITIAL PROGRAM & BUDGET.XLS

                                    EXHIBIT H

                                       TO

                       EXPLORATION, DEVELOPMENT AND MINING
                            LIMITED LIABILITY COMPANY
                               OPERATING AGREEMENT

                                 By And Between

                                      BMGE

                                       And

                                      NGXS

                         EXHIBIT H     PREEMPTIVE RIGHTS

     1.1 PREEMPTIVE RIGHTS. If either Member intends to Transfer all or any part of its Ownership Interest, or an Affiliate of either Member intends to Transfer Control of such Member ("TRANSFERRING ENTITY"), such Member shall promptly notify the other Member of such intentions. The notice shall state the price and all other pertinent terms and conditions of the intended Transfer, and shall be accompanied by a copy of the offer or the contract for sale. If the consideration for the intended transfer is, in whole or in part, other than monetary, the notice shall describe such consideration and its monetary equivalent (based upon the fair market value of the nonmonetary consideration and stated in terms of cash or currency). The other Member shall have thirty
(30) days from the date such notice is delivered to notify the Transferring Entity (and the Member if its Affiliate is the Transferring Entity) whether it elects to acquire the offered interest at the same price (or its monetary equivalent in cash or currency) and on the same terms and conditions as set forth in the notice. If it does so elect, the acquisition by the other Member shall be consummated promptly after notice of such election is delivered.

(a) If the other Member fails to so elect within the period provided for above, the Transferring Entity shall have thirty (30) days following the expiration of such period to consummate the Transfer to a third party at a price and on terms no less favorable to the Transferring Entity than those offered by the Transferring Entity to the other Member in the aforementioned notice.

(b) If the Transferring Entity fails to consummate the Transfer to a third party within the period set forth above, the preemptive right of the other Member in such offered interest shall be deemed to be revived. Any subsequent proposal to Transfer such interest shall be conducted in accordance with all of the procedures set forth in this Paragraph.

     1.2 EXCEPTIONS TO PREEMPTIVE RIGHT. PARAGRAPH 1.1 above shall not apply to the following:

(a) Transfer by either Member of all or any part of its Ownership Interest to an Affiliate;

(b) Incorporation of either Member, or corporate consolidation or reorganization of either Member by which the surviving entity shall possess substantially all of the stock or all of the property rights and interests, and be subject to substantially all of the liabilities and obligations of that Member;

(c)  Corporate  merger  or  amalgamation  involving  either  Member by which the surviving entity or amalgamated company shall possess all of the stock or all of the property rights and interests, and be subject to substantially all of the liabilities and obligations of that Member; provided, however, that the value of the merging or amalgamating Member's interest in the Company, evidenced by its Capital Account balance (as described in EXHIBIT
                                                                         -------
     C),  does not exceed fifty percent of the Net Worth of the surviving entity
     --
     or  amalgamated  company;

(d) The transfer of Control of either Member by an Affiliate to such Member or to another Affiliate;

(e)  Subject  to  SUBSECTION 7.2(G) of the Agreement, the grant by either Member
                  -----------------
     of  a  security  interest  in  its  Ownership  Interest  by  Encumbrance;

(f) The creation by any Affiliate of either Member of an Encumbrance affecting its Control of such Member; or

     For purposes hereof, the term "NET WORTH" shall mean the remainder after total liabilities are deducted from total assets. In the case of a corporation, Net Worth includes both capital stock and surplus. In the case of a limited liability company, Net Worth includes member contributions. In the case of a partnership or sole proprietorship, Net Worth includes the original investment plus accumulated and re-invested profits.

                                    EXHIBIT I

                                       TO

                       EXPLORATION, DEVELOPMENT AND MINING
                            LIMITED LIABILITY COMPANY
                               OPERATING AGREEMENT

                                 By And Between

                                      BMGE

                                       And

                                      NGXS

     EXHIBIT I SCHEDULE OF BMGE INITIAL CONTRIBUTIONS, OWNERSHIP INTEREST CALCULATIONS AND FAILURE TO MAKE CONTRIBUTIONS DILUTION SCHEDULE

     BMGE will contribute a total of $3,250,000.00 to the Program to earn up to a total of seventy percent (70%) interest PGL according to the following schedule and be subject to the following dilution schedule for election to discontinue funding.

     1.1 FIELD EXAMINATION STAGE. BMGE shall contribute $325,000 less any non-refundable payments in PARAGRAPH 1.13 OF THIS EXHIBIT I during the field examination stage. This sum is due in PGL's bank account within five business days after the Effective Date. Funds expenditure from the PGL bank account or any subsequent investments of those funds, will require at least one signature each from NGXS and BMGE, for the duration of this LLC. BMGE's obligation is unconditional and the sum of $325,000 is nonrefundable. Upon completion of the Field Examination Stage, BMGE may elect to continue funding or to discontinue funding. If BMGE elects to discontinue funding, the Operating Agreement shall terminate and BMGE shall have no interest in PGL or any of its assets.

     1.2 LAND ACQUISITION STAGE. BMGE shall deposit $840,000 into PGL's bank account within 60 days of the Effective Date. On BMGE's deposit of $840,000 and PGL's expenditure of such funds for the Land Acquisition Stage, BMGE will have earned a 50% interest in PGL. If BMGE does not complete funding of the Land Acquisition Stage, the Operating Agreement shall terminate and BMGE shall have no interest in PGL or its assets. If BMGE completes funding of the Land
Acquisition Stage, BMGE shall have the election to continue funding in accordance with SECTIONS 1.3 THROUGH 1.6 OF THIS EXHIBIT I.

1.3 DILUTION. Following BMGE's completion of funding for the Land Acquisition Stage and PGL's acquisition of properties, BMGE must elect (a) to continue to contribute funds to NGXS for additional Stages as prescribed in Sections 1.4 through 1.6 of this Exhibit I; or (b) to discontinue additional funding, in which case BMGE shall have a 50% Ownership Interest in BMG, subject to dilution in accordance with the formula prescribed in this Section 1.3 below. If BMGE elects to continue funding in accordance with Sections 1.4 through 1.6 of this
Exhibit I, on BMGE's completion of funding for each Stage, BMGE will earn the additional Ownership Interests described in Sections 1.4 through 1.6 of this
Exhibit  I.  The  formula  for  determination  and  dilution of BMGE's Ownership
Interest  if  it  elects  to  discontinue  funding  shall  be:

   BMGE's  %  interest  in  PGL  =  ((A  -  (B/2))  x  C%)/A;

   Where:   A  =  Total  of  BMGE's  initial  and  subsequent  contributions.
            B = Total of third party plus NGXS expenditures on PGL Properties. C% = BMGE's % interest at the last completed funding point.

     If BMGE's percent (%) interest in PGL is diluted to less than or equal to 25%, BMGE's interest shall be converted to a production royalty on PGL's properties (the "ROYALTY PROPERTIES") owned at the time of dilution which were generated by the exploration program funded by BMGE under this agreement; the royalty shall not apply to any property generated after BMGE elects not to fund. The production royalty shall be a 1.25% net smelter royalty ("NSR") from production of minerals from the Royalty Properties. BMGE shall be deemed to have withdrawn from PGL and shall transfer to NGXS all of its right, title and interest in PGL and its properties, subject to the royalty on the Royalty Properties;

     If BMGE elects to discontinue funding of any Stage, NGXS shall have the authority to admit additional members to PGL and BMGE will no longer have any voting rights on the Management Committee. BMGE's interest in PGL will be converted from a Member's Ownership Interest to an Economic Interest.

     1.4 WATER PLUME DEFINITION STAGE. BMGE shall deposit $385,000 into PGL's bank account by the 1st day of month 8 of the Effective Date and upon expenditure will earn a 55% interest in the properties generated by the ongoing exploration Program. Upon completion of expenditure BMGE must elect to continue funding or elect to discontinue funding. If BMGE elects to discontinue funding after that expenditure, BMGE's 55% interest will be reduced according to the dilution formula outlined above;

     1.5 WATER PLUME DRILLING STAGE. BMGE shall deposit USD $385,000 into PGL's bank account by the 1st day of month 12 of the Effective Date and upon expenditure will earn a 60% interest in PGL. Upon completion of expenditure BMGE must elect to continue funding or elect to discontinue funding. If BMGE elects to discontinue funding after that expenditure, BMGE's 60% interest will be reduced according to the dilution formula outlined above;

     1.6 DISCOVERY DRILLING STAGE. BMGE shall deposit in the escrow account USD $1,315,000 by the 1st day of month 17 of the Effective Date and upon expenditure will earn a 70% interest in PGL which will own the properties generated by NGXS's exploration Program. BMGE will be deemed fully vested upon completion of those expenditures.

     1.7 RELEASE OF FUNDS PROCEDURE. NGXS will present a report to and meet with BMGE upon completion of each Program and Budget Stage. BMGE will then have ten
(10) days to decide if they will elect to continue next Stage funding. If NGXS does not receive notification to cease funding within the ten (10) day period, the funds will be automatically released to PGL's working account and the next Program and Budget Stage will commence. In the event BMGE elects to cease funding, those funds that were advanced for the next Stage will be released back to BMGE with ten (10) days, less any outstanding liabilities.

     1.8 FAILURE TO MAKE CONTRIBUTIONS. BMGE's failure to deposit funds in PGL's bank account within 10 days of the scheduled deposit due date shall constitute a default. BMGE's failure to cure a default within 10 more days shall be BMGE's automatic election to cease funding. If BMGE does not complete funding for a particular Stage, its Ownership Interest remains fixed at the percentage immediately preceding commencement of the Stage. BMGE is not entitled to a prorated additional Ownership Interest based upon partial funding of a Stage.

     1.9 OWNERSHIP INTEREST AT COMPLETION OF INITIAL PROGRAM AND BUDGET. After BMGE completes its Initial Contribution of $3,250,000, BMGE will own 70% and
NGXS will own 30% of PGL. PGL will own the properties generated by NGXS's Initial Program and Budget according to EXHIBIT G, except for those properties
                                          ---------
quitclaimed  to  BMGE  in  PARAGRAPH  1.10  OF  THIS  EXHIBIT  I  below.

     NGXS's interest in PGL will not be diluted to less than 30%, except that BMGE may earn an additional 10% from each additionally funded property(ies), according to PARAGRAPH 1.12 OF THIS EXHIBIT I below. If a property is suitable for development it will be separated from PGL within 60 days of BMGE earning either 70% of the LLC or BMGE earning the additional 10% interest and treated as a Supplemental Business Arrangement in accordance with SECTION 5.3 OF THE
                                                              ------------------
MEMBERS' AGREEMENT and SECTION 10.13 OF THE AGREEMENT. When BMGE and NGXS decide
------------------     ------------------------------
to develop the separated property (themselves or with a financing partner) or to transfer interest in the separated property, such development or transfer must be a third party, arm's length transaction negotiated in good faith with due regard for each parties rights under this Agreement. PGL will control 100% of the property disposition. NGXS may elect to participate in the PGL property transfer outcome on a 30% working basis OR NGXS may retain an undiluted 30% carried interest through production in each Property that may be converted, at NGXS's discretion, to a 15% "NPI" ("Net Profits Interest" as calculated in accordance with EXHIBIT K) or a 6% "NSR" ("Net Smelter Return" as calculated in
                 ----------
accordance  with EXHIBIT E) or a 4% "GBR" ("Gross Bullion Royalty" as calculated
                 ----------
in accordance with EXHIBIT L) at production decision time. If BMGE has exercised
                   ---------
its additional 10% earn-in, NGXS may elect to participate in the PGL property disposition outcome on a 20% working basis OR NGXS may retain an undiluted 20% carried interest through production in each Property that may be converted, at NGXS's discretion, to a 10% NPI (as calculated in accordance with EXHIBIT K) or
                                                                   ---------
a  5%  NSR  (as  calculated  in  accordance  with  EXHIBIT  E) or a 2.5% GBR (as
                                                   -----------
calculated  in  accordance  with  EXHIBIT  L)  at production decision time. NGXS
                                  -----------
recognizes that each asset may require additional negotiation with an oncoming developer/producer and NGXS will be committed to negotiate final terms in good faith, in concert with BMGE.

     1.10 PROPERTIES IDENTIFIED, BUT NOT ACQUIRED BY NGXS PROGRAM AND BUDGET. Properties identified, but not recommended by NGXS to be acquired by the Program and Budget of Exhibit G may be acquired exclusively by BMGE and will not involve NGXS in any capacity. Such exclusivity will expire upon BMGE's election to cease funding in accordance with this EXHIBIT I or 24 months, whichever comes first. Properties initially acquired in accordance with Exhibit G that do not advance will be quitclaimed to BMGE and no further Program and Budget resources will be expended on land holding or other costs. NGXS will participate in these identified and quitclaimed properties through BMGE stock and stock options as outlined in EXHIBIT J. NGXS will also have one director position and one management position in BMGE.

     1.11 FORMATION OF PGL. BMGE will cause PGL to be formed and be responsible for all costs associated with that formation, to maintain it in good standing, and all other day to day costs. Properties generated by the Initial Program and Budget will be held in the name of PGL subject to the terms and conditions of the OA.

     1.12 RIGHT TO EARN ADDITIONAL INTEREST. Once BMGE has completed its Initial Contribution, BMGE will have the right to earn an additional ten percent (10%) interest in each of the PGL properties by funding $750,000 of additional work per property. BMGE must elect to earn the additional interest within sixty (60) days of earning 70% in PGL and that work to commence not less than one hundred and twenty (120) days after indicating election. BMGE's additional ten percent (10%) interest will be the right to the return from each additionally funded property. NGXS will retain the option, but not the obligation, to conduct that work.

     1.13 NON-REFUNDABLE PRE-PAYMENT OF INITIAL CONTRIBUTION. NGXS acknowledges that BMGE has previously transferred $50,000 by wire and or check to NGXS as a non-refundable, pre-payment on its Initial Contribution in accordance with EXHIBIT G and EXHIBIT I.
----------------------------

                                    EXHIBIT J

                                       TO

                       EXPLORATION, DEVELOPMENT AND MINING
                            LIMITED LIABILITY COMPANY
                               OPERATING AGREEMENT

                                 By And Between

                                      BMGE

                                       And

                                      NGXS

              EXHIBIT J     SCHEDULE OF BMGE STOCK GRANTED TO NGXS

                 NGXS OWNER          GIFTED SEC RULE 144 STOCK
                 ----------          -------------------------
                 Wade A. Hodges               400,000
                 Kenneth N. Tullar            400,000
                 Paul M. Taufen               200,000

     1.1 DELIVERY DATE OF BMGE STOCK. The specified stock shall be delivered by July 5, 2004.

     1.2 RESTRICTIONS ON BMGE STOCK. The BMGE stock will be restricted according to SEC rule 144 that applies to public resales of restricted securities, as well as all sales by affiliates. The requirements include: (1) current public information about the issuer, (2) a one-year holding period for "Restricted Securities," (3) unsolicited brokers' transactions, (4) an amount limitation -- the greater of 1% of the outstanding stock or the average weekly trading volume may be sold during any three-month period, and (5) a Form 144 filing. Under Rule 144(k), a non-affiliate individual who has held restricted securities for at least two years can sell his or her stock without meeting Rule 144 conditions. The seller can't be an affiliate at any time in the three months prior to the sale. Before the sale, under Rule 144(k), the holder of the securities will need to have the restricted legend removed from the stock.

     1.3 REPRESENTATIONS AND WARRANTIES. BMGE represents and warrants that the shares will be fully paid and non-assessable and that the shares will be listed, registered and otherwise available for trading.

                                    EXHIBIT K

                                       TO

                       EXPLORATION, DEVELOPMENT AND MINING
                            LIMITED LIABILITY COMPANY
                               OPERATING AGREEMENT

                                 By And Between

                                      BMGE

                                       And

                                      NGXS

                      EXHIBIT K     NET PROFITS CALCULATION

                         ARTICLE I     MEANING OF TERMS

     As used herein, unless otherwise defined herein, the terms used herein shall have the same meaning as given to them in the Operating Agreement of PGL ("Operating Agreement") dated June , 2004 pursuant to which the Deed with
                                      ---
Reservation of Net Smelter Returns Royalty was executed and delivered. The following terms shall have the meanings specified below:

     1.1 COMMERCIAL PRODUCTION. As used herein, the term "Commercial Production" shall mean the milling, or leaching, and sale of ores and concentrates which result from Ore extracted from the Property, but will not include milling or leaching for the purposes of testing by a pilot plant or during an initial tune up period of a plant. Commercial Production on the Property or any part hereof will be deemed, for all purposes of this Agreement, to have commenced when, if there is a concentrator or other mill ("Concentrator") on the Property, or any part thereof, such Concentrator has for the first time operated at 60% of its rated concentrating capacity for 30 out of 40 consecutive days, or if there is no such Concentrator, Ore from the Property or any part thereof has been shipped there from on a reasonably regular basis for a 30 day period for the purpose of earning revenues, but in any event Commercial Production on the Property will be deemed to have commenced 90 days after Ore has first been shipped from the Property for the purpose of earning revenues.

     1.2 GRANTEE. As used herein, the term "Grantee" shall mean a party to whom PGL has granted a Net Profits Interest in accordance with the Operating Agreement, and shall include all of Grantee's successors-in-interest, including without limitation assignees, partners, joint venture partners, lessees and when applicable mortgagees and affiliated companies having or claiming an interest in the Property or Projects or the Operating Agreement.

     1.3 GRANTOR. As used herein, the term "Grantor" shall mean PGL and shall include all of Grantor's successors-in-interest, including without limitation, assignees, partners, joint venture partners, lessees and when applicable mortgagees and affiliated companies having or claiming an interest in the Property or the Operating Agreement.

     1.4 NET PROFIT. "Net Profit" or "Net Profit Interest" or "NPI" shall be calculated by deducting from the Gross Revenue (as defined below) realized (or deemed to be realized), such costs and expenses attributable to Exploration, Development, Mining, the marketing of Products and other Operations as would be deductible under generally accepted accounting principles and practices consistently applied, including without limitation:

(a) All costs and expenses of replacing, expanding, modifying, altering or changing from time to time the Mining facilities. Costs and expenses of improvements (such as haulage ways or mill facilities) that are also used in connection with workings other than the Properties shall be charged to the Properties only in the proportion that their use in connection with the Properties bears to their total use;

(b) Ad valorem real property and unsecured personal property taxes, and all taxes, other than income taxes, applicable to Mining of the Properties, including without limitation all state mining taxes, sales taxes, severance taxes, license fees and governmental levies of a similar nature;

(c)  Allowance  for  overhead  in  accordance  with PARAGRAPH 2.13 OF EXHIBIT B;
                                                    ----------------------------
(d) All expenses incurred relative to the sale of Products, including an allowance for commissions at rates which are normal and customary in the industry;

(e) All amounts payable to the remaining Member during Mining pursuant to any applicable operating or similar agreement in force with respect thereto;

(f) The actual cost of investment under the Agreement but prior to beginning of Mining, which shall include all expenditures for Exploration and Development of the Properties incurred by the non-withdrawing Member both prior and subsequent to the withdrawing Member acquiring a Net Proceeds interest;

(g) Interest on monies borrowed or advanced for costs and expenses, but in no event in excess of the maximum permitted by law;

(h)  An  allowance  for  reasonable  working  capital  and  inventory;

(i)  Costs of funding the Environmental Compliance Fund as provided in PARAGRAPH
                                                                       ---------
     2.14  OF  EXHIBIT  B;
     ---------------------

(j)  Actual  costs  of  Operations;  and

     (k)  Rental,  royalty,  production,  and  purchase  payments.

     For purposes hereof, the term "Gross Revenue" shall mean the sum of (i) gross receipts from sale of Products, less any charges for sampling, assaying, or penalties; (ii) gross receipts from the sale or other disposition of Assets;
(iii) insurance proceeds; (iv) compensation for expropriation of Assets; and (v) judgment proceeds. Gross receipts for sale of Products shall be determined by multiplying spot prices for Products as quoted by the Chicago Mercantile
Exchange  on  the  date  of  a  sale  of  Products.

     It is intended that the remaining Member shall recoup from Gross Revenue all of its on-going contributions for Exploration, Development, Mining, Expansion and Modification and marketing Products before any Net Proceeds are distributed to any person holding a Net Proceeds interest. No deduction shall be made for income taxes, depreciation, amortization or depletion. If in any year after the beginning of Mining of the Properties an operating loss relative thereto is incurred, the amount thereof shall be considered as and be included with outstanding costs and expenses and carried forward in determining Net Proceeds for subsequent periods. If Products are processed by the remaining Member, or are sold to an Affiliate of the remaining Member, then, for purposes of calculating Net Proceeds, such Products shall be deemed conclusively to have been sold at a price equal to fair market value to arm's length purchaser FOB the concentrator for the Properties, and Net Proceeds relative thereto shall be calculated without reference to any profits or losses attributable to smelting or refining.

     1.5 ORE. As used herein, the term "Ore" shall mean any materials containing a mineral or minerals of commercial economic value.

     1.6 PRODUCTION. As used herein, the term "Production" shall mean Ore mined from the Property and any concentrates or other materials or products derived there from provided, however, that if any such Ore, concentrates or other materials or products are further treated as part of the mining operation in respect of the Property, such Ore, concentrates or other materials or products shall not be considered to be "Product" until after they have been so treated.

                               ARTICLE II     TERM

     The term of this Deed shall be perpetual, it being the intent of the Parties hereto that the GBR constitutes a covenant running with the land and affecting each of the Properties and all successions thereof whether created privately or through governmental action. In the event a court of competent jurisdiction determines that the term of this Deed violates the Rule Against Perpetuities, the term of this Deed shall automatically be revised and reformed to coincide with the maximum term permitted by the Rule Against Perpetuities, and this Deed shall not be terminated solely as a result of a violation of the Rule Against Perpetuities.

                       ARTICLE III     PRODUCTION ROYALTY

     3.1 CALCULATION OF NPI. Grantor shall pay to Grantee a perpetual Production Royalty in the amount of either fifteen percent (15%) of Net Profit or a Production Royalty of ten percent (10%) of Net Profits according to the terms  and  conditions  of  PARAGRAPH  1.9  OF  EXHIBITI, from the sale or other
                            ----------------------------
disposition of all locatable minerals produced from the Property, determined in accordance with the provisions set forth in this Paragraph and, if applicable, PARAGRAPH 6 and PARAGRAPH 7 below.
 -----------       ------------

     3.2 INSURANCE PROCEEDS. In the event Grantor receives insurance proceeds for loss of production due to a casualty event which, without insurance, would adversely affect the amount of the Production Royalty, Grantor shall pay to Grantee the Production Royalty percentage of any such insurance proceeds which are received by Grantor for such loss of production.

     3.3 TIME AND MANNER OF PAYMENT OF NPI. Payments of Production Royalty Proceeds shall commence in the calendar year following the calendar year in which Net Profits are first realized, and shall be made forty-five (45) days following the end of each calendar quarter during which Net Profits are realized, and shall be subject to adjustment, if required, at the end of each calendar year. The Grantee will provide written instructions given to the Payor. Once the Payor has received instructions from the Grantee, such instructions shall remain in effect until the Payor has received different instructions from Grantee. Grantor acknowledges its primary obligation to pay the Production
Royalty, that no undertaking by the Payor shall relieve Grantor of that obligation, and agrees to indemnify, protect and defend Grantee from and against any loss, cost (including attorney's fees incurred) or liability arising from the performance or failure of performance by Payor hereunder or under any contractual or other arrangements entered into by Grantor with the Payor pursuant to or for the purposes of complying with this Paragraph. Grantee may, from time to time in its discretion, change the place or account number by giving written notice thereof to Grantor and the Payor; such notice shall be effective upon actual receipt by Grantor or the Payor, or upon the fourth day after deposit of such notice in the mail, first class postage prepaid, addressed to Grantor or the Payor, whichever occurs first.

     3.4 PAYMENT ACCOUNTING; INTERIM SETTLEMENTS; LATE CHARGES. All credits or payments of the Production Royalty shall be accompanied by a detailed statement explaining the manner in which the payment was calculated together with any available settlement sheets from the Payor. In no event shall payment of the Production Royalty be made later than thirty (30) days after the delivery to the Payor, or use by the Grantor, of the Gold, Precious Metal Products, or Other Minerals. Such payments and statements shall be deemed conclusively correct unless Grantee objects to them in writing within eighteen (18) months after receipt thereof. On those occasions when all necessary information is not available to the Payor within the thirty (30) day period, the Payor shall make an interim settlement of the Production Royalty for such payment of not less than ninety percent (90%) of the anticipated final settlement Production Royalty as determined by the assays and quantities of the Precious Metals, Precious Metal Products, or Other Minerals received by the Payor with respect to which such interim settlement is being made. Final settlement of the Production Royalty shall be promptly made upon receipt by the Payor of all information necessary or appropriate to make final settlement for such shipment. In the event payment of the Production Royalty is not made with the time set forth above, Grantee may give the Grantor notice in writing of such default, and unless within five (5) days of receipt of such notice Grantee shall have received such Production Royalty payment, then Grantor shall pay interest on the delinquent payment at an annual rate equal to ten (10) percentage points over the Prime Rate, but in no event shall the rate of interest exceed the maximum permitted by Law, which shall accrue from the day the delinquent payment was due to the date of payment of the Production Royalty and accrued interest. Attorney fees resulting from the collection of the delinquent payment by the Grantee shall be paid by Grantor, without exception.

     3.5 HEDGING TRANSACTIONS; FUTURES, OPTIONS AND OTHER TRADING. All profits and losses resulting from Grantor engaging in any commodity futures trading, option trading, or metal trading, or any combination thereof, and any other hedging transactions (collectively "hedging transactions") are specifically excluded from the Production Royalty calculations pursuant to this Deed. All hedging transactions by Grantor and all profits or losses associated therewith, if any, shall be solely for Grantor's account.

     3.6 COMMINGLING. Before any Ore produced from the Property is commingled with Ore from other properties, the Ore produced from the Property shall be measured and sampled in accordance with sound mining and metallurgical practices for metal, commercial minerals and other appropriate content. Detailed records shall be kept by Grantor showing measures, assays of metal, commercial minerals, and other appropriate content and penalty substances, and gross metal content of the Ore. From this information, Grantor shall determine the amount of NSR due and payable to Grantee from Ore produced from the Property commingled with Ore from other properties. Following the expiration of the period for objection described above in PARAGRAPH 3.4 above, and absent timely objection, if any, made by Grantee, Grantor may dispose of the materials and data required to be kept and produced by this Paragraph.

           ARTICLE IV     BOOKS; RECORDS; INSPECTIONS; CONFIDENTIALITY

     4.1 BOOKS. Grantor shall keep true and accurate books and records of all of its operations and activities on the Properties and under this Deed. Such books and records shall be kept on the accrual basis in accordance with generally accepted accounting principles consistently applied. Not more frequently than annually and within the time provided in PARAGRAPH 3.4 of this Deed, Grantee may, perform an audit or other examination of all of Grantor's books and records kept as required by this Deed. The audit will be at Grantee's sole expense unless a discrepancy of plus or minus 10% is discovered, then the cost of the audit shall be reimbursed by Grantor. All financial information shall conclusively be deemed correct for purposes of this Deed unless Grantee has given timely notice that it desires to audit or examine Grantor's books and records in the manner and within the time provided in PARAGRAPH 3.4 of this Deed. Grantee shall promptly commence any such audits and shall diligently prosecute the same to conclusion.

     4.2 REPORTS. Not later than February 1 following the end of each calendar year, Grantor shall provide Grantee with an annual report of all activities and operations conducted upon or with respect to the Property during the preceding calendar year. Such annual report shall include estimates of proposed expenditures upon, anticipated production from, and estimated remaining ore reserves on the Property for the succeeding calendar year. Additionally and within 30 days of the end of each calendar quarter, Grantor shall provide Grantee access to all data and information generated with respect to the Property during the calendar quarter just ended.

     4.3 INSPECTIONS. Grantee, or its authorized agents or representatives, on not less than two (2) days notice to Grantor, may enter upon all surface and subsurface portions of the Property for the purpose of inspecting the Property, all improvements thereto and operations thereon, as well as inspecting and copying all records and data, including without limitation such records and data which are maintained electronically, pertaining to all activities and operations on or with respect to the Property, improvement thereto and operations thereon. Grantee, or its authorized agents or representatives, shall enter the Property at Grantee's own risk and expense and may not unreasonably hinder operations on or pertaining to the Property. Grantee shall indemnify and hold Grantor harmless from any damage, claim or demand by reason of injury to Grantee or Grantor or any of their respective invitees, employees, officers, directors, agents, or representative caused by Grantee's exercise of its rights under this Paragraph.

     4.4 INVESTOR TOURS. Upon reasonable notice to Grantor and not more frequently than semi-annually, Grantee shall have the right to conduct an investors tour on the Property and facilities associated therewith; provided that such tours shall not unreasonably interfere with Grantor's activities and operations. Such investors' tours shall be at the sole risk of Grantee and its invitees, and Grantee shall indemnify and hold Grantor harmless from any liability, damage, claim or demand by reason of injury to Grantee or Grantor or any of their respective invitees, employees, officers, directors, agents or representatives caused by Grantee's exercise of its rights under this Paragraph.

     4.5 CONFIDENTIALITY. During the term of this Deed, all information concerning this Agreement or any matters arising from this Deed shall be treated as confidential by Grantee and shall not be disclosed by Grantee to any other party without the previous written consent of Grantor, such consent not to be unreasonably withheld, except: (i) to the extent that such disclosure may be necessary for observance of the requirements of securities commissions, stock exchanges or other legal requirements, or (ii) for the accomplishment of the purposes of this Deed, or (iii) to any of Grantee's accounting, legal and tax advisors, or (iv) to any third party to whom Grantee, in good faith, anticipates selling or assigning Grantee's interest hereunder, provided that Grantee requires such third party to maintain the disclosed information confidential on the same basis as herein provided. If Grantor does not give a definitive written reply to any request for permission to disclose on the second business day following the date request for same is deemed delivered, consent to such disclosure shall be deemed to have been given.

  ARTICLE V COMPLIANCE WITH LAWS; RECLAMATION, ENVIRONMENTAL OBLIGATIONS, AND
                                  INDEMNITIES

     5.1 COMPLIANCE WITH LAWS. Grantor shall at all times comply with all applicable present or future federal, provincial, and local laws, statutes, rules, regulations, permits, ordinances, certificates, licenses and other regulatory requirements, policies and guidelines relating to Grantor's operations and activities on or with respect to the Properties; provided, however, Grantor shall have the right to contest any of the same if such contest does not jeopardize the Properties or Grantee's rights thereto or under this Deed.

     5.2 RECLAMATION, ENVIRONMENTAL OBLIGATIONS, AND INDEMNITIES. Grantor shall, from and after the date this Deed takes effect, timely and fully perform all reclamation required by all governmental authorities pertaining or related to
Grantor's operations or activities on or with respect to the Properties or required under this Deed. Grantor, from and after the date this Deed takes effect, covenants and agrees not to undertake, cause, suffer, or permit any condition or activity at, on or in the vicinity of the Properties which constitutes a nuisance or which results in a violation of or liability under any present or future applicable provincial, federal or local environmental laws, statutes, rules, regulations, permits, ordinances, certificates, licensed and other regulatory requirements, policies, and guidelines (collectively "Environmental Obligations"). From and after the date this Deed takes effect, and in the event Grantor fails to comply with any Environmental Obligations, or otherwise breaches any Environmental Obligations, Grantor shall promptly remedy and correct such failure to comply, satisfy such liability, and cure such breach and satisfy all obligations in connection therewith. Grantor covenants and agrees to indemnify and hold Grantee harmless from any and all liabilities, obligations, claims (including administrative claims and claims for injunctive relief), losses, costs, damages, expenses, attorney fees and causes of action asserted against Grantee related to Grantor's failure to comply with and satisfy Environmental Obligations or other obligations under this Deed from and after the date this Deed takes effect; provided, however, that this indemnification by Grantor shall not apply to environmental and reclamation conditions existing on the Properties prior to the date of this Deed takes effect. The covenants and agreements of this PARAGRAPH 5.2 OF THIS EXHIBIT K shall survive the termination of the Grantor's rights under this Deed or to the Properties.

                           ARTICLE VI     STOCKPILING

     The rights of Grantor to stockpile, store or place Ore, off of the Property pursuant to any of the provisions of this Deed shall not be exercisable until Grantor has first paid Grantee the Production Royalty, provided however that the Grantor may remove reasonable quantities of Ore from the Property for the purposes of bulk sampling and testing and there shall be no NSR payable to the Grantee with respect thereto unless revenues are derived there from.

                      ARTICLE VII     TAILINGS AND RESIDUES

     All tailings, residues, waste rock, spoiled leach materials and other materials (collectively "Materials") resulting from Grantor's operations and activities on the Property shall be the sole property of Grantor, but shall remain subject to the Production Royalty should the same be processed or reprocessed, as the case may be, in the future and result in the production of Ore. Notwithstanding the foregoing, Grantor shall have the right to dispose of Materials from the Property on or off the Property and to commingle the same Material from other properties. In the event Materials are processed or reprocessed, as the case may be, the Production Royalty payable thereon shall be determined on a pro rata basis as determined by using the best engineering and technical practices then available.

   ARTICLE VIII     TITLE MAINTENANCE AND TAXES;  ASSESSMENT WORK; ABANDONMENT;
                         CONVERSION AND EXCHANGE RIGHTS

     8.1 TITLE MAINTENANCE AND TAXES. From the date this Deed takes effect, Grantor shall maintain title to the Properties, including without limitation, paying when due all taxes on or with respect to the Properties and doing all things and making all payments necessary or appropriate to maintain the right, title and interest of Grantor and Grantee, respectively, in the Properties and under this Deed.

     8.2 ASSESSMENT WORK. Grantor shall perform all required assessment work on, pay all claim maintenance fees, and maintain title to the Property in accordance with applicable federal and state laws: provided, however, that Grantor shall not be liable for the loss of title to any of the mining claims comprising a portion of the Property as a result of a determination that assessment work performed by Grantor in good faith does not qualify as assessment work under applicable statutes.

     8.3 ABANDONMENT. In the event Grantor intends to abandon any of the unpatented mining claims or fee land comprising the Property ("Abandonment Property"), Grantor shall first give notice of such intention to Grantee at least 90 days in advance of the proposed date of abandonment. If not later than 10 days before the proposed date of abandonment Grantor receives from Grantee written notice that Grantee desires Grantor to convey the abandonment Property to Grantee, Grantor shall, without additional consideration, convey the Abandonment Property in good standing by quit claim, deed, without warranty, to Grantee and shall thereafter have no further obligation to maintain the title to the Abandonment Property; provided, however, if Grantor reacquires any of the ground covered by the Abandonment Property at any time within five (5) years following abandonment, the production of Precious Metals and Other Minerals from such ground shall be subject to this Deed.

     8.4 CONVERSION AND EXCHANGE RIGHTS. The terms and provisions of this Deed shall apply to a conversion of any of the unpatented mining claims comprising all or a portion of the Properties to a different form of mineral, surface and associated rights pursuant to (i) patent, (ii) exchange or (iii) another form of claim or right pursuant to amendment, repeal of, or other Act of Congress affecting the Mining Act of 1872 (30 U.S.C. Sec.Sec. 21 et seq.). Grantor shall have the right to convert any of the unpatented mining claims to a different form of mineral, surface and associated rights pursuant to (i) patent, (ii) exchange or (iii) another form of claim or right pursuant to amendment, repeal of, or other Act of Congress affecting the Mining Act of 1872, provided the rights granted to Grantee with respect to the Properties under this Deed are affected as little as possible given the constraints of any such new legislation. Any action taken by Grantor under this Paragraph shall not affect Grantor's obligations with respect to those portions of the Property subject to such actions, given the law applicable to patents and exchanges or the constraints of any such new legislation. Any action taken by Grantor under this Paragraph shall not affect Grantor's obligations with respect to those portions of the Property subject to such actions, given the law applicable to patents and exchanges or the constraints of any such new legislation. New deeds, reflecting Grantees continued interest, must be recorded within 30 days of availability.

                            ARTICLE IX     INSURANCE

     Grantor shall purchase or otherwise arrange at its own expense and shall keep in force at all times, directly or through the services of an independent contractor, insurance, including but not limited to, the following:

     9.1 WORKMAN'S COMPENSATION INSURANCE. Workman's compensation insurance or the like covering all person's engaged in the performance of activities or operations as is required or appropriate under law or local governmental bodies or agencies.

     9.2 GENERAL LIABILITY. Comprehensive general public liability insurance against claims for bodily injury or death or property damage arising out of or resulting from Grantor's activities or operations on or with respect to the Properties, in such amounts as will adequately protect Grantor, Grantee, the Royalty, and the Properties from any and all claims, liabilities and damages which may arise with respect to this Deed or the Properties. Grantee shall be named as a co-insured.

                        ARTICLE X     GENERAL PROVISIONS

     10.1 ARBITRATION. Any dispute arising out of or related to any report, payment, calculation or audit shall be resolved solely by the arbitration procedure provided in ARTICLE XV of the Operating Agreement.
                         -----------

     10.2 CONFLICT. In the event of a conflict between the provisions of this Deed and the provisions of the Operating Agreement prior to the Exercise Date as specified in the Operating Agreement, the provisions of the Operating Agreement shall prevail.

     10.3 ADDITIONAL DOCUMENTS. The Parties shall from time to time execute all such further instruments and documents and do all such further actions as may be necessary to effectuate the purposes of this Deed.

     10.4 COVENANT RUNNING WITH LAND; BINDING EFFECT. All of the covenants, conditions, and terms of this Deed shall (i) be of benefit to the Parties, (ii) run as a covenant with the Property and the ground covered thereby, and (iii) bind and inure to the benefit of the Parties.

     10.5 NO PARTNERSHIP. Nothing in this Deed shall be construed to create, expressly or by implication, a joint venture, mining partnership, commercial partnership, or other partnership relationship between Parties.

     10.6 GOVERNING LAW. This Deed is to be governed by and construed under the laws of the State of Nevada.

     10.7 ATTORNEY FEES. In the event a dispute between the Parties results in litigation, the prevailing Party in such litigation shall, in addition to any other relief granted by the court, be entitled to a judgment against the non-prevailing party for reasonable attorney fees and costs of suit.

     10.8 NOTICES. SECTION 16.1 of the Operating Agreement provides for notices. Either Party may change its address for the purpose of notices or communications by furnishing notice thereof to the other Party in the manner described under
SECTION  16.1  of  the  Operating  Agreement.
-------------

     10.9  TIME  OF  ESSENCE.  Time  is  of  essence  in  this  Deed.

     10.10 ENTIRE AGREEMENT. This Deed and the Operating Agreement between the Parties, and no oral agreement, promise, statement or representation which is not contained herein shall be binding on the Parties unless subsequently reduced to writing and signed by the Parties. The provisions of this Deed shall supersede all previous oral or written agreements between the Parties hereto.

                                    EXHIBIT L

                                       TO

                       EXPLORATION, DEVELOPMENT AND MINING
                            LIMITED LIABILITY COMPANY
                               OPERATING AGREEMENT

                                 By And Between

                                      BMGE

                                       And

                                      NGXS

                 EXHIBIT L     GROSS BULLION ROYALTY CALCULATION

                         ARTICLE I     MEANING OF TERMS.

     As used herein, unless otherwise defined herein, the terms used herein shall have the same meaning as given to them in the Operating Agreement of PGL ("Operating Agreement") dated June __, 2004 pursuant to which the Deed with Reservation of Net Smelter Returns Royalty was executed and delivered. The following terms shall have the meanings specified below:

     1.1 COMMERCIAL PRODUCTION. As used herein, the term "Commercial Production" shall mean the milling, or leaching, and sale of ores and concentrates which result from Ore extracted from the Property, but will not include milling or leaching for the purposes of testing by a pilot plant or during an initial tune up period of a plant. Commercial Production on the Property or any part hereof will be deemed, for all purposes of this Agreement, to have commenced when, if there is a concentrator or other mill ("Concentrator") on the Property, or any part thereof, such Concentrator has for the first time operated at 60% of its rated concentrating capacity for 30 out of 40 consecutive days, or if there is no such Concentrator, Ore from the Property or any part thereof has been shipped there from on a reasonably regular basis for a 30 day period for the purpose of earning revenues, but in any event Commercial Production on the Property will be deemed to have commenced 90 days after Ore has first been shipped from the Property for the purpose of earning revenues.

     1.2 GRANTEE. As used herein, the term "Grantee" shall mean a party to whom PGL has granted a Gross Bullion Royalty Interest in accordance with the Operating Agreement and shall include all of Grantee's successors-in-interest, including without limitation assignees, partners, joint venture partners, lessees and when applicable mortgagees and affiliated companies having or claiming an interest in the Properties or Projects or the Participating Interest of the Grantee.

     1.3 GRANTOR. As used herein, the term "Grantor" shall mean PGL under the provisions of the Operating Agreement, and shall include all of Grantor's successors-in-interest, including without limitation, assignees, partners, joint venture partners, lessees and when applicable mortgagees and affiliated companies having or claiming an interest in the Properties or Projects.

     1.4 GROSS BULLION ROYALTY. As used herein, the term "Gross Bullion Royalty" with respect to the Property:

(a) For Precious Metals. "Gross Bullion Royalty" or "GBR", in the case of gold, silver, and platinum group metals ("Precious Metals"), means the gross spot price of the appropriate Precious Metal (London Bullion Market, Afternoon Fix, for gold; New York Commodities Exchange for all other Precious Metals), on the day the smelter, refiner, processor, purchaser or other recipient of such production, or an insurer as a result of casualty to such production (collectively, "Payor") makes payment to or otherwise credits the account of Grantor.

(b) For Other Minerals. "Gross Bullion Royalty" or "GBR", in the case of all metals, minerals, mineral substances, and the beneficiated products thereof, which are not or do not contain economically recoverable Precious Metals ("Other Minerals"), means the gross spot price of the appropriate Other Mineral (New York Commodities Exchange) on the day the Payor makes payment to or otherwise credits the account of Grantor.

     1.5 ORE. As used herein, the term "Ore" shall mean any materials containing a mineral or minerals of commercial economic value.

     1.6 PRODUCTION. As used herein, the term "Production" shall mean Ore mined from the Property and any concentrates or other materials or products derived there from provided, however, that if any such Ore, concentrates or other materials or products are further treated as part of the mining operation in respect of the Property, such Ore, concentrates or other materials or products shall not be considered to be "Product" until after they have been so treated.

                               ARTICLE II     TERM

     The term of this Deed shall be perpetual, it being the intent of the Parties hereto that the GBR constitutes a covenant running with the land and affecting each of the Properties and all successions thereof whether created privately or through governmental action. In the event a court of competent jurisdiction determines that the term of this Deed violates the Rule Against Perpetuities, the term of this Deed shall automatically be revised and reformed to coincide with the maximum term permitted by the Rule Against Perpetuities, and this Deed shall not be terminated solely as a result of a violation of the Rule Against Perpetuities.

                       ARTICLE III     PRODUCTION ROYALTY

     3.1 CALCULATION OF GBR. Grantor shall pay to Grantee a perpetual Production Royalty in the amount of either four percent (4%) of Gross Bullion or a royalty of 2.5 percent (2.5%) of Gross Bullion according to the terms and conditions  of  PARAGRAPH 1.9 OF EXHIBITI, from the sale or other disposition of
                -------------------------
all locatable minerals produced from the Property, determined in accordance with the provisions set forth in THIS PARAGRAPH and, if applicable, PARAGRAPH 6 AND
                                                                 -----------
PARAGRAPH  7  OF  THIS  EXHIBIT  L.
 -----------

     3.2 INSURANCE PROCEEDS. In the event Grantor receives insurance proceeds for loss of production due to a casualty event which, without insurance, would adversely affect the amount of the Production Royalty, Grantor shall pay to Grantee the Production Royalty percentage of any such insurance proceeds which are received by Grantor for such loss of production.

     3.3 TIME AND MANNER; IN-KIND OR CASH PAYMENT. At a time of making payment to or otherwise crediting the account of Grantor (but within the time provided in PARAGRAPH 3.4 below), the smelter, refiner, processor, purchaser, or other user ("Payor") of the Precious Metals, Precious Metal Products, or Other Minerals shall contemporaneously pay the Production Royalty in accordance with written instructions given to the Payor by Grantee as provided in (A) and (B) below. Once the Payor has received instructions from the Grantee, such instructions shall remain in effect until the Payor has received different instructions from Grantee. Grantor acknowledges its primary obligation to pay the Production Royalty, that no undertaking by the Payor shall relieve Grantor of that obligation, and agrees to indemnify, protect and defend Grantee from and against any loss, cost (including attorney's fees incurred) or liability arising from the performance or failure of performance by Payor hereunder or under any contractual or other arrangements entered into by Grantor with the Payor pursuant to or for the purposes of complying with this PARAGRAPH 3.3. Grantee may, from time to time in its discretion, change the place or account number listed in (A) and (B) below by giving written notice thereof to Grantor and the Payor; such notice shall be effective upon actual receipt by Grantor or the Payor, or upon the fourth day after deposit of such notice in the mail, first class postage prepaid, addressed to Grantor or the Payor, whichever occurs first.

(a)  Precious  Metals.  The  Payor  shall  pay  the  Production Royalty for each shipment of Precious Metals either (i) to an account maintained with the Payor as directed by Grantee, or (ii) by delivery of a check or draft payable to Grantee's account with a bank to be designated in writing by Grantee, or (iii) by delivery of a check or draft payable to Grantee's account with a bank to be designated in writing by Grantee. In the event Grantee instructs the Payor to deliver the Production Royalty in the form of gold bullion, the Production Royalty payable on silver or platinum group metals shall be converted to the gold equivalent of such silver or platinum group metals by application of the provisions of PARAGRAPH 1.4(A) OF THIS
                                                        ----------------
     EXHIBIT  L.

(b) Other Minerals. The Payor shall pay the Production Royalty for each shipment of Other Minerals by delivery of a check or draft payable to Grantee's account with a bank to be designated in writing by Grantee.

     3.4 PAYMENT ACCOUNTING; INTERIM SETTLEMENTS; LATE CHARGES. All credits or payments of the Production Royalty shall be accompanied by a detailed statement explaining the manner in which the payment was calculated together with any available settlement sheets from the Payor. In no event shall payment of the Production Royalty be made later than thirty (30) days after the delivery to the Payor, or use by the Grantor, of the Gold, Precious Metal Products, or Other Minerals. Such payments and statements shall be deemed conclusively correct unless Grantee objects to them in writing within eighteen (18) months after receipt thereof. On those occasions when all necessary information is not available to the Payor within the thirty (30) day period, the Payor shall make an interim settlement of the Production Royalty for such payment of not less than ninety percent (90%) of the anticipated final settlement Production Royalty as determined by the assays and quantities of the Precious Metals, Precious Metal Products, or Other Minerals received by the Payor with respect to which such interim settlement is being made. Final settlement of the Production Royalty shall be promptly made upon receipt by the Payor of all information necessary or appropriate to make final settlement for such shipment. In the event payment of the Production Royalty is not made with the time set forth above, Grantee may give the Grantor notice in writing of such default, and unless within five (5) days of receipt of such notice Grantee shall have received such Production Royalty payment, then Grantor shall pay interest on the delinquent payment at an annual rate equal to ten (10) percentage points over the Prime Rate, but in no event shall the rate of interest exceed the maximum permitted by Law, which shall accrue from the day the delinquent payment was due to the date of payment of the Production Royalty and accrued interest. Attorney fees resulting from the collection of the delinquent payment by the Grantee shall be paid by Grantor, without exception.

     3.5 HEDGING TRANSACTIONS; FUTURES, OPTIONS AND OTHER TRADING. All profits and losses resulting from Grantor engaging in any commodity futures trading, option trading, or metal trading, or any combination thereof, and any other hedging transactions (collectively "hedging transactions") are specifically excluded from the Production Royalty calculations pursuant to this Deed. All hedging transactions by Grantor and all profits or losses associated therewith, if any, shall be solely for Grantor's account.

     3.6 COMMINGLING. Before any Ore produced from the Property is commingled with Ore from other properties, the Ore produced from the Property shall be measured and sampled in accordance with sound mining and metallurgical practices for metal, commercial minerals and other appropriate content. Detailed records shall be kept by Grantor showing measures, assays of metal, commercial minerals, and other appropriate content and penalty substances, and gross metal content of the Ore. From this information, Grantor shall determine the amount of Production Royalty due and payable to Grantee from Ore produced from the Property commingled with Ore from other properties. Following the expiration of the period for objection described above in PARAGRAPH 3.4 above, and absent timely objection, if any, made by Grantee, Grantor may dispose of the materials and data required to be kept and produced by this Paragraph.

           ARTICLE IV     BOOKS; RECORDS; INSPECTIONS; CONFIDENTIALITY

     4.1 BOOKS. Grantor shall keep true and accurate books and records of all of its operations and activities on the Properties and under this Deed. Such books and records shall be kept on the accrual basis in accordance with generally accepted accounting principles consistently applied. Not more frequently than annually and within the time provided in PARAGRAPH 3.4 of this Deed, Grantee may, perform an audit or other examination of all of Grantor's books and records kept as required by this Deed. The audit will be at Grantee's sole expense unless a discrepancy of plus or minus 10% is discovered, then the cost of the audit shall be reimbursed by Grantor. All financial information shall conclusively be deemed correct for purposes of this Deed unless Grantee has given timely notice that it desires to audit or examine Grantor's books and records in the manner and within the time provided in PARAGRAPH 3.4 of this Deed. Grantee shall promptly commence any such audits and shall diligently prosecute the same to conclusion.

     4.2 REPORTS. Not later than February 1 following the end of each calendar year, Grantor shall provide Grantee with an annual report of all activities and operations conducted upon or with respect to the Property during the preceding calendar year. Such annual report shall include estimates of proposed expenditures upon, anticipated production from, and estimated remaining ore reserves on the Property for the succeeding calendar year. Additionally and within 30 days of the end of each calendar quarter, Grantor shall provide Grantee access to all data and information generated with respect to the Property during the calendar quarter just ended.

     4.3 INSPECTIONS. Grantee, or its authorized agents or representatives, on not less than two (2) days notice to Grantor, may enter upon all surface and subsurface portions of the Property for the purpose of inspecting the Property, all improvements thereto and operations thereon, as well as inspecting and copying all records and data, including without limitation such records and data which are maintained electronically, pertaining to all activities and operations on or with respect to the Property, improvement thereto and operations thereon. Grantee, or its authorized agents or representatives, shall enter the Property at Grantee's own risk and expense and may not unreasonably hinder operations on or pertaining to the Property. Grantee shall indemnify and hold Grantor harmless from any damage, claim or demand by reason of injury to Grantee or Grantor or any of their respective invitees, employees, officers, directors, agents, or representative caused by Grantee's exercise of its rights under this Paragraph.

     4.4 INVESTOR TOURS. Upon reasonable notice to Grantor and not more frequently than semi-annually, Grantee shall have the right to conduct an investors tour on the Property and facilities associated therewith; provided that such tours shall not unreasonably interfere with Grantor's activities and operations. Such investors' tours shall be at the sole risk of Grantee and its invitees, and Grantee shall indemnify and hold Grantor harmless from any liability, damage, claim or demand by reason of injury to Grantee or Grantor or any of their respective invitees, employees, officers, directors, agents or representatives caused by Grantee's exercise of its rights under this Paragraph.

     4.5 CONFIDENTIALITY. During the term of this Deed, all information concerning this Agreement or any matters arising from this Deed shall be treated as confidential by Grantee and shall not be disclosed by Grantee to any other party without the previous written consent of Grantor, such consent not to be unreasonably withheld, except: (i) to the extent that such disclosure may be necessary for observance of the requirements of securities commissions, stock exchanges or other legal requirements, or (ii) for the accomplishment of the purposes of this Deed, or (iii) to any of Grantee's accounting, legal and tax advisors, or (iv) to any third party to whom Grantee, in good faith, anticipates selling or assigning Grantee's interest hereunder, provided that Grantee requires such third party to maintain the disclosed information confidential on the same basis as herein provided. If Grantor does not give a definitive written reply to any request for permission to disclose on the second business day following the date request for same is deemed delivered, consent to such disclosure shall be deemed to have been given.

  ARTICLE V    COMPLIANCE WITH LAWS; RECLAMATION, ENVIRONMENTAL OBLIGATIONS, AND
                                   INDEMNITIES

     5.1 COMPLIANCE WITH LAWS. Grantor shall at all times comply with all applicable present or future federal, provincial, and local laws, statutes, rules, regulations, permits, ordinances, certificates, licenses and other regulatory requirements, policies and guidelines relating to Grantor's operations and activities on or with respect to the Properties; provided, however, Grantor shall have the right to contest any of the same if such contest does not jeopardize the Properties or Grantee's rights thereto or under this Deed.

     5.2 RECLAMATION, ENVIRONMENTAL OBLIGATIONS, AND INDEMNITIES. Grantor shall, from and after the date this Deed takes effect, timely and fully perform all reclamation required by all governmental authorities pertaining or related to
Grantor's operations or activities on or with respect to the Properties or required under this Deed. Grantor, from and after the date this Deed takes effect, covenants and agrees not to undertake, cause, suffer, or permit any condition or activity at, on or in the vicinity of the Properties which constitutes a nuisance or which results in a violation of or liability under any present or future applicable provincial, federal or local environmental laws, statutes, rules, regulations, permits, ordinances, certificates, licensed and other regulatory requirements, policies, and guidelines (collectively "Environmental Obligations"). From and after the date this Deed takes effect, and in the event Grantor fails to comply with any Environmental Obligations, or otherwise breaches any Environmental Obligations, Grantor shall promptly remedy and correct such failure to comply, satisfy such liability, and cure such breach and satisfy all obligations in connection therewith. Grantor covenants and agrees to indemnify and hold Grantee harmless from any and all liabilities, obligations, claims (including administrative claims and claims for injunctive relief), losses, costs, damages, expenses, attorney fees and causes of action asserted against Grantee related to Grantor's failure to comply with and satisfy Environmental Obligations or other obligations under this Deed from and after the date this Deed takes effect; provided, however, that this indemnification by Grantor shall not apply to environmental and reclamation conditions existing on the Properties prior to the date of this Deed takes effect. The covenants and agreements of this PARAGRAPH 5.2 OF THIS EXHIBIT L shall survive the termination of the Grantor's rights under this Deed or to the Properties.

                           ARTICLE VI     STOCKPILING

     The rights of Grantor to stockpile, store or place Ore, off of the Property pursuant to any of the provisions of this Deed shall not be exercisable until Grantor has first paid Grantee the Production Royalty, provided however that the Grantor may remove reasonable quantities of Ore from the Property for the purposes of bulk sampling and testing and there shall be no NSR payable to the Grantee with respect thereto unless revenues are derived there from.

                      ARTICLE VII     TAILINGS AND RESIDUES

     All tailings, residues, waste rock, spoiled leach materials and other materials (collectively "Materials") resulting from Grantor's operations and activities on the Property shall be the sole property of Grantor, but shall remain subject to the Production Royalty should the same be processed or reprocessed, as the case may be, in the future and result in the production of Ore. Notwithstanding the foregoing, Grantor shall have the right to dispose of Materials from the Property on or off the Property and to commingle the same Material from other properties. In the event Materials are processed or reprocessed, as the case may be, the Production Royalty payable thereon shall be determined on a pro rata basis as determined by using the best engineering and technical practices then available.

   ARTICLE VIII     TITLE MAINTENANCE AND TAXES;  ASSESSMENT WORK; ABANDONMENT;
                         CONVERSION AND EXCHANGE RIGHTS

     8.1 TITLE MAINTENANCE AND TAXES. From the date this Deed takes effect, Grantor shall maintain title to the Properties, including without limitation, paying when due all taxes on or with respect to the Properties and doing all things and making all payments necessary or appropriate to maintain the right, title and interest of Grantor and Grantee, respectively, in the Properties and under this Deed.

     8.2 ASSESSMENT WORK. Grantor shall perform all required assessment work on, pay all claim maintenance fees, and maintain title to the Property in accordance with applicable federal and state laws: provided, however, that Grantor shall not be liable for the loss of title to any of the mining claims comprising a portion of the Property as a result of a determination that assessment work performed by Grantor in good faith does not qualify as assessment work under applicable statutes.

     8.3 ABANDONMENT. In the event Grantor intends to abandon any of the unpatented mining claims or fee land comprising the Property ("Abandonment Property"), Grantor shall first give notice of such intention to Grantee at least 90 days in advance of the proposed date of abandonment. If not later than 10 days before the proposed date of abandonment Grantor receives from Grantee written notice that Grantee desires Grantor to convey the abandonment Property to Grantee, Grantor shall, without additional consideration, convey the Abandonment Property in good standing by quit claim, deed, without warranty, to Grantee and shall thereafter have no further obligation to maintain the title to the Abandonment Property; provided, however, if Grantor reacquires any of the ground covered by the Abandonment Property at any time within five (5) years following abandonment, the production of Precious Metals and Other Minerals from such ground shall be subject to this Deed.

     8.4 CONVERSION AND EXCHANGE RIGHTS. The terms and provisions of this Deed shall apply to a conversion of any of the unpatented mining claims comprising all or a portion of the Properties to a different form of mineral, surface and associated rights pursuant to (i) patent, (ii) exchange or (iii) another form of claim or right pursuant to amendment, repeal of, or other Act of Congress affecting the Mining Act of 1872 (30 U.S.C. Sec.Sec. 21 et seq.). Grantor shall have the right to convert any of the unpatented mining claims to a different form of mineral, surface and associated rights pursuant to (i) patent, (ii) exchange or (iii) another form of claim or right pursuant to amendment, repeal of, or other Act of Congress affecting the Mining Act of 1872, provided the rights granted to Grantee with respect to the Properties under this Deed are affected as little as possible given the constraints of any such new legislation. Any action taken by Grantor under this Paragraph shall not affect Grantor's obligations with respect to those portions of the Property subject to such actions, given the law applicable to patents and exchanges or the constraints of any such new legislation. Any action taken by Grantor under this Paragraph shall not affect Grantor's obligations with respect to those portions of the Property subject to such actions, given the law applicable to patents and exchanges or the constraints of any such new legislation. New deeds, reflecting Grantees continued interest, must be recorded within 30 days of availability.

                            ARTICLE IX     INSURANCE

     Grantor shall purchase or otherwise arrange at its own expense and shall keep in force at all times, directly or through the services of an independent contractor, insurance, including but not limited to, the following:

     9.1 WORKMAN'S COMPENSATION INSURANCE. Workman's compensation insurance or the like covering all person's engaged in the performance of activities or operations as is required or appropriate under law or local governmental bodies or agencies.

     9.2 GENERAL LIABILITY. Comprehensive general public liability insurance against claims for bodily injury or death or property damage arising out of or resulting from Grantor's activities or operations on or with respect to the Properties, in such amounts as will adequately protect Grantor, Grantee, the Royalty, and the Properties from any and all claims, liabilities and damages which may arise with respect to this Deed or the Properties. Grantee shall be named as a co-insured.

                        ARTICLE X     GENERAL PROVISIONS

     10.1 ARBITRATION. Any dispute arising out of or related to any report, payment, calculation or audit shall be resolved solely by the arbitration procedure provided in ARTICLE XV of the Operating Agreement.
                         -----------

     10.2 CONFLICT. In the event of a conflict between the provisions of this Deed and the provisions of the Operating Agreement prior to the Exercise Date as specified in the Operating Agreement, the provisions of the Operating Agreement shall prevail.

     10.3 ADDITIONAL DOCUMENTS. The Parties shall from time to time execute all such further instruments and documents and do all such further actions as may be necessary to effectuate the purposes of this Deed.

     10.4 COVENANT RUNNING WITH LAND; BINDING EFFECT. All of the covenants, conditions, and terms of this Deed shall (i) be of benefit to the Parties, (ii) run as a covenant with the Property and the ground covered thereby, and (iii) bind and inure to the benefit of the Parties.

     10.5 NO PARTNERSHIP. Nothing in this Deed shall be construed to create, expressly or by implication, a joint venture, mining partnership, commercial partnership, or other partnership relationship between Parties.

     10.6 GOVERNING LAW. This Deed is to be governed by and construed under the laws of the State of Nevada.

     10.7 ATTORNEY FEES. In the event a dispute between the Parties results in litigation, the prevailing Party in such litigation shall, in addition to any other relief granted by the court, be entitled to a judgment against the non-prevailing party for reasonable attorney fees and costs of suit.

     10.8 NOTICES. SECTION 16.1 of the Operating Agreement provides for notices.
                   ------------
Either Party may change its address for the purpose of notices or communications by furnishing notice thereof to the other Party in the manner described under
SECTION  16.1  of  the  Operating  Agreement.
-------------

     10.9  TIME  OF  ESSENCE.  Time  is  of  essence  in  this  Deed.

     10.10 ENTIRE AGREEMENT. This Deed and the Operating Agreement between the Parties, and no oral agreement, promise, statement or representation which is not contained herein shall be binding on the Parties unless subsequently reduced to writing and signed by the Parties. The provisions of this Deed shall supersede all previous oral or written agreements between the Parties hereto.